Exhibit 10.1

Execution Version SEVENTH AMENDMENT TO CREDIT AGREEMENT THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of June 8, 2020, by and among ORION GROUP HOLDINGS, INC., a Delaware corporation (formerly known as Orion Marine Group, Inc.) (the “Borrower”), certain Subsidiaries of the Borrower designated as “Guarantors” on the signature pages hereof (together with the Borrower, the “Credit Parties”), the 364-Day Revolving Lenders, the Existing Lenders party hereto constituting the Required Lenders, and REGIONS BANK, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Guarantors, certain banks and other financial institutions (the “Existing Lenders”) and the Agent are parties to a certain Credit Agreement, dated as of August 5, 2015 (as amended by that certain First Amendment to Credit Agreement, dated as of April 27, 2016, that certain Second Amendment to Credit Agreement, dated as of July 28, 2017, that certain Third Amendment to Credit Agreement, dated as of November 7, 2017, that certain Fourth Amendment to Credit Agreement, dated as of July 31, 2018, that certain Fifth Amendment to Credit Agreement, dated as of March 21, 2019, that certain Sixth Amendment to Credit Agreement, dated as of May 7, 2019, and as further amended, restated, supplemented, increased, extended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Existing Lenders have made loans and certain other financial accommodations available to the Borrower; WHEREAS, the Borrower has requested that (a) certain banks and other financial institutions (the “364-Day Revolving Lenders”; and together with the Existing Lenders, collectively, the “Lenders”) provide a $20,000,000 364-day revolving credit facility under the Credit Agreement (the “364-Day Revolving Credit Facility”) and (b) the Existing Lenders constituting the Required Lenders and the Agent (i) amend certain provisions of the Credit Agreement to, inter alia, provide for the 364-Day Revolving Credit Facility and (ii) waive the Designated Defaults (as defined below); WHEREAS, the 364-Day Revolving Lenders are willing to provide the commitments under the 364-Day Revolving Credit Facility as set forth on Appendix A to the Credit Agreement (as Amended pursuant to this Amendment) and, together with the Existing Lenders party hereto constituting the Required Lenders, make such amendments to the Credit Agreement, including, without limitation, to provide for the 364-Day Revolving Credit Facility, in each case, in accordance with the terms and conditions set forth herein; and WHEREAS, the Required Lenders and the Agent are willing to waive the Designated Defaults in accordance with the terms and conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are acknowledged, the Borrower, the Guarantors, the 364-Day Revolving Lenders, the Required Lenders and the Agent agree as follows:

1. Amendments to Credit Agreement. From and after the Seventh Amendment Effective Date (as hereinafter defined), the Credit Agreement is amended pursuant to this Amendment and amendments to the Credit Agreement prior to the date hereof to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A to this Amendment (the “Amended Credit Agreement”). 2. Amendments to Appendices and Schedules to Credit Agreement. From and after the Seventh Amendment Effective Date, (a) Appendix A (Lenders, Commitments and Commitment Percentages) to the Credit Agreement is amended and restated in its entirety pursuant to this Amendment as set forth on Annex B to this Amendment, (b) each of Schedule 6.10(b) (Real Estate Assets) and Schedule 6.10(d) (Vessels) to the Credit Agreement is amended and restated in its entirety pursuant to this Amendment as set forth on Annex C to this Amendment, (c) each of Exhibit 2.1 (Form of Funding Notice), Exhibit 2.8 (Form of Conversion/Continuation Notice) and Exhibit 11.5 (Form of Assignment Agreement) to the Credit Agreement is amended and restated in its entirety pursuant to this Amendment as set forth on Annex D to this Amendment and (d) a new Exhibit 2.5-4 (Form of 364-Day Revolving Note) is added to the Credit Agreement pursuant to this Amendment in the form attached hereto as Annex E. All other Appendices, Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected. 3. Conditions Precedent. Completion of the following to the satisfaction of the Agent and the Required Lenders shall constitute express conditions precedent to the effectiveness of the amendments set forth in this Amendment (and the date on which all of the foregoing shall have occurred as determined by the Agent being called herein the “Seventh Amendment Effective Date”): (a) Executed Credit Documents. Receipt by the Agent of counterparts of this Amendment duly executed by the parties hereto and receipt by each 364-Day Revolving Lender of a Note duly executed by the Borrower. (b) Fees and Expenses. The Agent shall have confirmation that all fees and expenses required to be paid on or before the Seventh Amendment Effective Date have been paid, including the fees and expenses of King & Spalding LLP. (c)No Default or Event of Default.Immediately before and after giving effect to the amendments contemplated hereby, no Default or Event of Default exists other than the Designated Defaults (as defined below). (d) Closing Certificate A certificate from an Authorized Officer of the Borrower, in form and substance reasonably satisfactory to the Agent and the Lenders, confirming, among other things, (i) all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and the other Credit Parties, if any, in connection with this Amendment and the other Credit Documents contemplated to be executed and delivered in connection herewith and the transactions contemplated herein and therein have been obtained and are in full force and effect, (ii) no investigation 2 or inquiry by any Governmental Authority regarding the Amended Credit Agreement and the other Credit Documents contemplated to be executed and delivered in connection herewith and the transactions contemplated herein and therein is ongoing, (iii) the financings and the transactions contemplated by this Amendment and the other Credit Documents contemplated to be executed and delivered in connection herewith are in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations), (iv) since the date of the most-recent annual audited financial statements for the Borrower, there has been no event or circumstance which could be reasonably expected to have a Material Adverse Effect, and (v) the Borrower, individually, and the Borrower and its Subsidiaries, taken as a whole, are Solvent after giving effect to the transactions contemplated hereby and the incurrence of Indebtedness related thereto. (e) Organizational Documents. Receipt by the Agent of the following: (i) Charter Documents. Copies of articles of incorporation, certificate of organization or formation, or other like document for each of the Credit Parties certified as of a recent date by the appropriate Governmental Authority and by an Authorized Officer of such Credit Party or, in the alternative, a certification from an Authorized Officer of each Credit Party that such Credit Party’s articles of incorporation, certificate of organization or formation, or other like document delivered on the Closing Date (or later date, as applicable) remains true and complete as of the Seventh Amendment Effective Date. (ii) Organizational Documents Certificate. (A) Copies of bylaws, operating agreement, partnership agreement or like document or a certification from an Authorized Officer that the bylaws, operating agreement, partnership agreement or like document delivered on the Closing Date (or later date, as applicable) remain true and complete as of the Seventh Amendment Effective Date (or certified updates as applicable), (B) copies of resolutions approving the transactions contemplated in connection with the financing and authorizing execution and delivery of the Credit Documents contemplated to be executed and delivered in connection therewith, and (C) incumbency certificates, for each of the Credit Parties or a certification from an Authorized Officer that each officer listed in the incumbency certificate delivered on the Closing Date (or later date, as applicable) remains duly authorized to execute and deliver on behalf of such Credit Party this Amendment and each other Credit Document contemplated to be executed and delivered in connection therewith by such Credit Party, in each case certified by an Authorized Officer in form and substance reasonably satisfactory to the Agent. (iii)Good Standing Certificate. Copies of certificates of good standing, existence or the like of a recent date for each of the Credit Parties from the appropriate Governmental Authority of its jurisdiction of formation, incorporation or organization. 3

(f) Opinions of Counsel. Receipt by the Agent of customary opinions of counsel for each of the Credit Parties, including, among other things, opinions regarding the due authorization, execution and delivery of this Amendment and the other Credit Documents contemplated to be executed and delivered in connection therewith and the enforceability thereof. (g) UCC Searches. Receipt by the Agent of (i) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Credit Party and each jurisdiction where any Collateral is located and (ii) tax lien and judgment searches, in each case, evidencing that no Liens exist other than Permitted Liens. 4. Waiver. Upon satisfaction of the conditions set forth in Section 3 hereof, the Agent and the Required Lenders waive any Default or Event of Default (collectively, the “Designated Defaults”) that may have occurred under Section 9.1(c) of the Credit Agreement as a result of the failure of the Credit Parties to (i) timely notify the Agent of the formation of Orion Marine Construction Bahamas, LLC, a limited liability company organized in the Commonwealth of the Bahamas (“OMCB”), and provide such information with respect to OMCB, in each case, as required pursuant to Section 7.14(a) of the Credit Agreement and (ii) cause OMCB to become a Guarantor under the Credit Agreement and take such other actions in connection with such joinder, in each case, as required pursuant to Section 7.14(b) of the Credit Agreement. The waivers contained in this Section 4 shall only be relied upon and used for the specific purposes set forth herein, (x) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of any Default or Event of Default or any term or condition of the Credit Agreement or the other Credit Documents, (y) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (z) shall not constitute a custom or course of dealing among the parties hereto. 5. Joinder. Upon execution of this Amendment, OMCB acknowledges, agrees and confirms that it will be deemed to be a party to: (a) the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. OMCB hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this clause (a), OMCB hereby, jointly and severally together with the other Guarantors, guarantees to each holder of the Obligations and the Agent, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof; (b)the Security Agreement and an “Obligor” for all purposes of the Security Agreement, and shall have all the obligations of an Obligor thereunder as if it had executed the Security Agreement. OMCB hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the 4

Security Agreement. Without limiting the generality of the foregoing terms of this clause (b), OMCB hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the holders of the Obligations, a continuing security interest in any and all right, title and interest of OMCB in and to the Collateral (as defined in the Security Agreement) of OMCB to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations; (c) the Pledge Agreement, and shall have all the rights and obligations of a “Pledgor” (as such term is defined in the Pledge Agreement) thereunder as if it had executed the Pledge Agreement. OMCB hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this clause (c), OMCB hereby pledges and assigns to the Collateral Agent, for the benefit of the holders of the Obligations, and grants to the Collateral Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of OMCB in and to Pledged Collateral (as such term is defined in the Pledge Agreement); and (d) OMCB hereby represents and warrants to the Agent and the Lenders that (i) OMCB’s exact legal name and state of formation are set forth on the signature pages hereto, (ii) OMCB’s taxpayer identification number and organization number are set forth on Annex D hereto, (iii) other than as set forth on Annex F hereto, OMCB has not changed its legal name, changed its state of formation, been party to a merger, consolidation or other change in structure in the five years preceding the date hereof and (iv) Annex F hereto lists each Subsidiary of OMCB, together with (A) jurisdiction of formation, (B) number of shares of each class of Equity Interests outstanding, (C) the certificate number(s) of the certificates evidencing such Equity Interests and number and percentage of outstanding shares of each class owned by OMCB (directly or indirectly) of such Equity Interests and (D) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. 6. Post-Closing Matters. (a) By not later than July 23, 2020 (or such later date as the Agent may agree to in writing in its sole discretion), each Credit Party shall have granted to the Agent (for the benefit of the Lenders) a first priority perfected Lien on such Credit Party’s right, title and interest in and to each vessel owned by such Credit Party and not subject to the Fleet Mortgage as of the Seventh Amendment Effective Date. (b) By not later than July 8, 2020 (or such later date as the Agent may agree to in writing in its sole discretion), the Credit Parties shall have delivered to the Agent documents of the types referred to in Sections 5.1(b) and (d) of the Credit Agreement and favorable opinions of counsel to OMCB (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in Section 7.14(b) of the Credit Agreement), all in form, content and scope satisfactory to the Agent. 5

7. Representations and Warranties. As of the Seventh Amendment Effective Date, after giving effect to this Amendment, the representations and warranties contained in the Amended Credit Agreement and in the other Credit Documents are true and correct in all material respects (or, with respect to any such representation or warranty that is modified by materiality or Material Adverse Effect, are true and correct in all respects) on and as of the Seventh Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and no event has occurred and is continuing or would result from the consummation of this Amendment and the transactions contemplated hereby that would constitute an Event of Default or a Default. 8. Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and such other Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. 9. Release of Claims and Covenant Not to Sue. (a) Lenders’ and On the Seventh Amendment Effective Date, in consideration of the Required the Agent’s agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (each Credit Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally, and irrevocably releases, remises, and forever discharges Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (Agent, Lenders, and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages, and any and all other claims, counterclaims, defenses, rights of set-off, demands, and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have, or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause, or thing whatsoever which arises at any time on or prior to the date of this Amendment for or on account of, in relation to, or in any way in connection with this Amendment, the Credit Agreement, any of the other Credit Documents, or any of the transactions hereunder or thereunder. (b) Each Credit Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release. 6

(c) Each Credit Party agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute, and unconditional nature of the release set forth above. (d)On and after the Seventh Amendment Effective Date, each Credit Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Releasee on the basis of any Claim released, remised, and discharged by any Credit Party pursuant to clause (a) of this Section. If any Credit Party violates the foregoing covenant, the Borrower, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. 10. Effect of Amendment.Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or the other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Credit Documents. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement. 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. 12. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto. 13. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof. 14. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. 15. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto. [Signature Pages To Follow] 7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. OUP HOLDINGS, INC., orporation (f/k/a Orion Marine Group, a Delawar Inc.) By: Name: Robert Tabb Title: Vice President, Chief Financial Officer & Treasurer GUARANTORS: ORION ADMINISTRATIVE SERVICES, INC., a Texas corporation EAST & WEST JONES PLACEMENT AREAS, LLC, a Texas limited liability company ORION INDUSTRIAL CONSTRUCTION, LLC, a Louisiana limited liability company (f/k/a F. Miller Construction, Inc.) ORION MARINE CONTRACTORS, INC., a Delaware corporation OCLP,LLC, a Nevada limited liability company OCGP,LLC, a Texas limited liabi l ity company ORION C NSTRUCTION, L.P., a Texas l iited partnership RUCTION, INC., By: Name:Robert Tabb Title: Vice President & Treasurer Orion Signature Page to Seventh Amendment

SSL SOUTH, LLC, a Florida limited liability company COMMERCIAL CHANNEL AND DOCK COMPANY, a Texas corporation INDUSTRIAL CHANNEL AND DOCK COMPANY, a Texas corporation KING FISHER MARINE SERVICE, LLC, a Texas limited liability company MISENER MARINE CONSTRUCTION, INC., a Georgia corporation T. LAQUAY DREDGING, LLC, a Texas limited liability company ORION CONCRETE CONSTRUCTION, LLC, a Delaware limited liability company SCHNEIDER E & C COMPANY, INC., a Florida corporation T.A.S. COMMERCIAL CONCRETE CONSTRUCTION, L.L.C., a Delaware limited liability company ERCIAL CONCRETE By: Name:Robert Tabb Title: Vice President & Treasurer Orion Signature Page to Sevent h Amendment

PREFERRED TOOL SERVICES, INC., a Texas corporation ORION MARINE GROUP, LLC, a Texas limited liability company TONY BAGLIORE CONCRETE, INC., a Texas corporation (d/b/a TAS Commercial Concrete CTX) ORION CORPRATE SERVICES, LLC, a Texas limited liability company ORION  GOVERNMENT SERVICES, LLC, a Washington limited liability company By: Name:Robert Tabb Title: Vice President & Treasurer Orion Signature Page to Seventh Amendment

ORION MARINE CONSTRUCTION BAHAMAS, LLC, a limited liability company organized in the commonwealth of the Bahamas By: Name:Robert Tabb Title: Vice President & Treasurer Orion Signature Page to Seventh Amendment

AGENT: REGIONS BANK, as Administrative Agent and as Collateral Agent By: Name: David Baynash Title: Senior Vice President Orion Signature Page to Seventh Amendment

LENDERS: BANK OF AMERICA, N.A., as a Lender By: Name: Jameson Burke Title: Senior Vice President Orion Signature Page to Seventh Amendment

BOKF, NA dba BANK OF TEXAS, as a Lender By: Name: Frank Carvelli Title: Senior Vice President Orion Signature Page to Seventh Amendment

IBERIABANK, asa Lender By: Name: Brian Harley Title: SVP Orion Signature Page to Seventh Amendment

TRUIST BANK, a North Carolina banking corporation, formerly known as Branch Banking and Trust Company as a Lender By: Name: Mark L Thomas Title: Senior Vice President Orion Signature Page to Seventh Amendment

TRUSTMARK NATIONAL BANK, as a Lender By: Name: Reed C Cook Title: Senior Vice President Orion Signature Page to Seventh Amendment

ANNEX A Amended Credit Agreement [Attached]

CONFORMED THROUGH AMENDMENT NO. 1 DATED AS OF APRIL 27, 2016 AND AMENDMENT NO. 2 DATED AS OF JULY 28, 2017 AND AMENDMENT NO. 3 DATED AS OF NOVEMBER 7, 2017 AND AMENDMENT NO. 4 DATED AS OF JULY 31, 2018 AND AMENDMENT NO. 5 DATED AS OF MARCH 21, 2019 AND AMENDMENT NO. 6 DATED AS OF MAY 7, 2019 AND AMENDMENT NO. 7 DATED AS OF JUNE 8, 2020 CREDIT AGREEMENT dated as of August 5, 2015 among ORION GROUP HOLDINGS, INC. as Borrower, CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO FROM TIME TO TIME, as Guarantors THE LENDERS PARTY HERETO, REGIONS BANK, as Administrative Agent and Collateral Agent and BANK OF AMERICA, N.A. and BOKF, NA DBA BANK OF TEXAS, as Co-Syndication Agents, REGIONS CAPITAL MARKETS, a division of Regions Bank, as Lead Arranger and Book Manager DMSLIBRARY01\34240697.v8WORKAMER\36869281.v9

TABLE OF CONTENTS Page SECTION 1. DEFINITIONS AND INTERPRETATION 2 Section 1.1 Section 1.2 Section 1.3 Definitions 2 Accounting Terms. 4043 Rules of Interpretation. 4144 SECTION 2. LOANS AND LETTERS OF CREDIT 4346 Section 2.1 Revolving Loans and; Term Loans; 364-Day Revolving Loans. 4346 Swingline Loans. Section 2.2 Section 2.3 4548 Issuances of Letters of Credit and Purchase of Participations Therein. 4851 Section 2.4 Section 2.5 Pro Rata Shares; Availability of Funds. 5256 Evidence of Debt; Register; Lenders’ Books and Records; Notes. 5457 Section 2.6 Section 2.7 Section 2.8 Section 2.9 Section 2.10 Section 2.11 Section 2.12 Section 2.13 Section 2.14 Section 2.15 Section 2.16 Section 2.17 Scheduled Principal Payments. 5457 Interest on Loans. 5558 Conversion/Continuation. 5861 Default Rate of Interest. 5862 Fees. 5962 Prepayments/Commitment Reductions. 6165 Application of Prepayments 6368 General Provisions Regarding Payments. 6468 Sharing of Payments by Lenders Cash Collateral 6570 6671 Defaulting Lenders. 6771 Removal or Replacement of Lenders 6974 SECTION 3. YIELD PROTECTION 7175 Section 3.1 Section 3.2 Section 3.3 Section 3.4 Making or Maintaining LIBOR Loans. Increased Costs. 7175 7378 Taxes. 7479 Mitigation Obligations; Designation of a Different Lending Office 7883 SECTION 4. Guaranty 7984 Section 4.1 Section 4.2 Section 4.3 Section 4.4 Section 4.5 Section 4.6 Section 4.7 Section 4.8 The Guaranty. 7984 Obligations Unconditional. 7984 Reinstatement. 8085 Certain Additional Waivers. 8186 Remedies. 8186 Rights of Contribution. 8186 Guarantee of Payment; Continuing Guarantee. 8186 Keepwell. 8186 i

SECTION 5. CONDITIONS PRECEDENT 8287 Section 5.1 Section 5.2 Conditions Precedent to Initial Credit Extensions 8287 Conditions to Each Credit Extension 8691 SECTION 6. REPRESENTATIONS AND WARRANTIES 8792 Section 6.1 Organization; Requisite Power and Authority; Qualification 8792 Equity Interests and Ownership Section 6.2 Section 6.3 Section 6.4 Section 6.5 Section 6.6 Section 6.7 Section 6.8 Section 6.9 Section 6.10 Section 6.11 Section 6.12 Section 6.13 Section 6.14 Section 6.15 Section 6.16 Section 6.17 Section 6.18 Section 6.19 Section 6.20 Section 6.21 Section 6.22 Section 6.23 Section 6.24 8792 Due Authorization 8893 No Conflict 8893 Governmental Consents 8893 Binding Obligation 8893 Financial Statements. 8893 No Material Adverse Effect; No Default. 8994 Tax Matters Properties. 8994 8994 Environmental Matters 9196 No Defaults 9196 No Litigation or other Adverse Proceedings 9196 Information Regarding the Borrower and its Subsidiaries 9296 Governmental Regulation. 9297 Employee Matters 9398 Pension Plans Solvency 9398 9499 Compliance with Laws Disclosure 9499 9499 Insurance 9599 Pledge Agreement and Security Agreement [Reserved] 95100 96100 Vessel Qualification 96100 SECTION 7. AFFIRMATIVE COVENANTS 96101 Section 7.1 Section 7.2 Section 7.3 Section 7.4 Section 7.5 Section 7.6 Section 7.7 Section 7.8 Section 7.9 Section 7.10 Section 7.11 Section 7.12 Section 7.13 Section 7.14 Financial Statements and Other Reports 96101 Existence 99104 Payment of Taxes and Claims 99104 Maintenance of Properties 100104 Insurance 100105 Inspections 100105 Lenders Meetings 101106 Compliance with Laws and Material Contracts 101106 Use of Proceeds 101106 Environmental Matters 102107 Real Estate Assets 102107 Pledge of Personal Property Assets 105110 Books and Records 106111 Additional Subsidiaries 106111 ii

Section 7.15 Section 7.16 Section 7.17 Section 7.18 Interest Rate Protection 107111 Covenants Relating to the Vessels 107112 Cash Management 107112 Landlord Waivers 108113 SECTION 8. NEGATIVE COVENANTS 108113 Section 8.1 Section 8.2 Section 8.3 Section 8.4 Section 8.5 Section 8.6 Section 8.7 Section 8.8 Section 8.9 Indebtedness 108113 Liens 109114 No Further Negative Pledges 111116 Restricted Payments 111117 Burdensome Agreements 112117 Investments 112117 Use of Proceeds 113118 Financial Covenants 113118 Fundamental Changes; Disposition of Assets; Acquisitions 113119 Disposal of Subsidiary Interests Sales and Lease-Backs Section 8.10 Section 8.11 Section 8.12 Section 8.13 Section 8.14 Section 8.15 Section 8.16 114119 114120 Transactions with Affiliates and Insiders 114120 Prepayment of Other Funded Debt Conduct of Business 115120 115120 Fiscal Year; Accounting Changes 115120 Amendments to Organizational Agreements/Material Agreements 115121 Section 8.17 Section 8.18 Capital Expenditures 115121 Negative Covenants Relating to the Vessels 116121 SECTION 9. Section 9.1 EVENTS OF DEFAULT; Remedies; Application of Funds Events of Default 116121 116121 Section 9.2 Section 9.3 Remedies 118124 Application of Funds 119124 SECTION 10. AGENCY 120126 Section 10.1 Section 10.2 Section 10.3 Section 10.4 Section 10.5 Section 10.6 Section 10.7 Appointment and Authority. 120126 Rights as a Lender 121126 Exculpatory Provisions. 121127 Reliance by Administrative Agent Delegation of Duties 122128 123128 Resignation of Administrative Agent. 123128 Non-Reliance on Administrative Agent and Other Lenders 124129 No Other Duties, etc. Section 10.8 Section 10.9 Section 10.10 124130 Administrative Agent May File Proofs of Claim 125130 Collateral Matters 125130 SECTION 11. MISCELLANEOUS 127132 Section 11.1 Notices; Effectiveness; Electronic Communications 127132 iii

Section 11.2 Section 11.3 Section 11.4 Section 11.5 Section 11.6 Section 11.7 Expenses; Indemnity; Damage Waiver. 128134 Set-Off 130136 Amendments and Waivers. Successors and Assigns. 131136 133139 Independence of Covenants 138143 Survival of Representations, Warranties and Agreements 138143 No Waiver; Remedies Cumulative Marshalling; Payments Set Aside Section 11.8 Section 11.9 Section 11.10 Section 11.11 138144 138144 Severability 139144 Obligations Several; Independent Nature of Lenders’ Rights 139144 Headings Section 11.12 Section 11.13 Section 11.14 Section 11.15 Section 11.16 Section 11.17 Section 11.18 Section 11.19 139145 Applicable Laws 139145 WAIVER OF JURY TRIAL 140145 Confidentiality 140146 Usury Savings Clause 141147 Counterparts; Integration; Effectiveness 142147 No Advisory of Fiduciary Relationship 142148 Electronic Execution of Assignments and Other Documents 143148 USA PATRIOT Act Section 11.20 Section 11.21 143148 Acknowledgement and Consent to Bail-In of EEAAffected Financial Institutions 143148 Section 11.22 Acknowledgement Regarding Any Supported QFCs 149 iv

Appendices Appendix A Appendix B Lenders, Commitments and Commitment Percentages Notice Information Schedules Schedule 6.1 Schedule 6.2 Schedule 6.10(b) Schedule 6.10(d) Schedule 6.14 Organization; Requisite Power and Authority; Qualification Equity Interests and Ownership Real Estate Assets Vessels Name, Jurisdiction and Tax Identification Numbers of Borrower and its Subsidiaries Insurance Coverage Existing Indebtedness Existing Liens Existing Investments Schedule 6.21 Schedule 8.1 Schedule 8.2 Schedule 8.6 Exhibits Exhibit 1.1 Exhibit 2.1 Exhibit 2.3 Exhibit 2.5-1 Exhibit 2.5-2 Exhibit 2.5-3 Exhibit 2.5-4 Form of Secured Party Designation Notice Form of Funding Notice Form of Issuance Notice Form of Revolving Loan Note Form of Swingline Note Form of Term Loan Note Form of 364-Day Revolving Loan Note Exhibit 2.8 Exhibit 3.3 Exhibit 7.1(c) Exhibit 7.14 Exhibit 11.5 Form of Conversion/Continuation Notice Forms of U.S. Tax Compliance Certificates (Forms 1 – 4) Form of Compliance Certificate Form of Guarantor Joinder Agreement Form of Assignment Agreement v

CREDIT AGREEMENT This CREDIT AGREEMENT, dated as of August 5, 2015 (as amended, restated, supplemented, increased, extended, supplemented or otherwise modified from time to time, this “Agreement”), is entered into by and among ORION MARINE GROUP HOLDINGS, INC., a Delaware corporation (formerly known as Orion Marine Group, Inc.) (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto, as Guarantors, the Lenders from time to time party hereto, REGIONS BANK, as administrative agent (in such capacity, “Administrative Agent”) and collateral agent (in such capacity, “Collateral Agent”). RECITALS: WHEREAS, on the Closing Date, the Lenders, at the Borrower’s request, extended credit in the form of (i) the Initial Term Loan in the aggregate principal amount of $135,000,000 and (ii) revolving commitments in an aggregate principal amount of up to $50,000,000 (the “Initial Revolving Credit Facility”); WHEREAS, the Borrower requested that the Lenders extend credit on the Fourth Amendment Effective Date in the form of (i) a Fourth Amendment Replacement Term Loan in an aggregate principal amount of $60,000,000 and (ii) Revolving Commitments in an aggregate principal amount of up to $100,000,000 (collectively, the “Fourth Amendment Replacement Facilities”); WHEREAS, immediately prior to the Fourth Amendment Effective Date, $72,000,000 of the Initial Term Loan remained outstanding (the “Initial Term Loan Outstanding Amount”); WHEREAS, at the Borrower’s request, on the Fourth Amendment Effective Date, (i) (A) the Fourth Amendment Replacement Term Loan replaced the Initial Term Loan through a “cashless roll” of the Initial Term Loan and (B) $60,000,000 of the Initial Term Loan Outstanding Amount was deemed to be the Outstanding Amount of the Fourth Amendment Replacement Term Loan from and after the Fourth Amendment Effective Date, subject to the prepayment or repayment of such Outstanding Amount after the Fourth Amendment Effective Date in accordance with the terms of this Agreement and (ii) (A) the Revolving Commitments replaced the Initial Revolving Credit Facility and (B) the remaining portion of the Initial Term Loan Outstanding Amount, after giving effect to the deemed disbursement of the Fourth Amendment Replacement Term Loan on the Fourth Amendment Effective Date ($12,000,000), was reallocated to the Revolving Commitments and deemed to be a portion of the Outstanding Amount of the Revolving Loans from and after the Fourth Amendment Effective Date, subject to any Borrowings and prepayments or repayments of Revolving Loans and Swingline Loans, as the case may be, occurring after the Fourth Amendment Effective Date in accordance with the terms of this Agreement (such transactions, the “Fourth Amendment Replacement and Reallocation Transactions”); and WHEREAS, the Lenders provided the Fourth Amendment Replacement Facilities and consummated the Fourth Amendment Replacement and Reallocation Transactions on the terms and conditions set forth herein; DMSLIBRARY01\34240697.v8WORKAMER\36869281.v9

WHEREAS, the Borrower has requested that certain Lenders extend credit on the Seventh Amendment Effective Date in the form of revolving commitments in an aggregate principal amount of up to $20,000,000 (the “364-Day Revolving Credit Facility”); and WHEREAS, the Lenders have agreed to provide the 364-Day Revolving Credit Facility on terms and conditions as set forth herein. NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows: SECTION 1. DEFINITIONS AND INTERPRETATION Section 1.1 Definitions.The following terms used herein, including in the introductory paragraph, recitals, exhibits and schedules hereto, shall have the following meanings: “13-Week Cash Flow Forecast” means as defined in Section 7.1(k). “364-Day Revolving Commitment” means the commitment of a Lender to make or otherwise fund any 364-Day Revolving Loan and “364-Day Revolving Commitments” means such commitments of all Lenders in the aggregate.The amount of each Lender’s 364-Day Revolving Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof.The aggregate amount of the 364-Day Revolving Commitments as of the Seventh Amendment Effective Date is TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00). “364-Day Revolving Commitment Fee” means as defined in Section 2.10(a)(ii). “364-Day Revolving Commitment Percentage” means, for each Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s 364-Day Revolving Commitment and the denominator of which is the Aggregate 364-Day Revolving Commitments. The 364-Day Revolving Commitment Percentages as of the Seventh Amendment Effective Date are set forth on Appendix A. “364-Day Revolving Commitment Period” means the period from and including the Seventh Amendment Effective Date to the earlier of (a) the 364-Day Revolving Commitment Termination Date, or (b) the date on which the 364-Day Revolving Commitments shall have been terminated as provided herein. “364-Day Revolving Commitment Termination Date” means the date that is the earliest to occur of (a) June 7, 2021, (b) the date the 364-Day Revolving Commitments are permanently reduced to zero pursuant to Section 2.11(b)(ii) or (c) the date of the termination of the 364-Day Revolving Commitments pursuant to Section 9.2. “364-Day Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding 364-Day Revolving Loans. 2

“364-Day Revolving Credit Facility” means as defined in the recitals hereto. “364-Day Revolving Lender” means a Lender that has a 364-Day Revolving Commitment. “364-Day Revolving Loan” means a Loan made by a 364-Day Revolving Lender to the Borrower pursuant to Section 2.1(c). “364-Day Revolving Loan Note” means a promissory note in the form of Exhibit 2.5-4, as it may be amended, supplemented or otherwise modified from time to time. “Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of all or any substantial portion of the property of another Person or at least a majority of the Equity Interests of another Person, in each case whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise. “13-Week Cash Flow Forecast” means as defined in Section 7.1(k). “Adjusted LIBOR Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for an Adjusted LIBOR Rate Loan, the rate per annum obtained by dividing (a) (i) the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to the LIBOR or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays an average settlement rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (iii) in the event the rates referenced in the preceding clauses (i) and (ii) are not available, the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to quotation rate (or the arithmetic mean of rates) offered to first class banks in the London interbank market for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan of Regions Bank or any other Lender selected by the Administrative Agent, for which the Adjusted LIBOR Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (b) an amount equal to (i) one, minus (ii) the Applicable Reserve Requirement. Notwithstanding the foregoing, for purposes of this Agreement, the Adjusted LIBOR Rate shall in no event be (x) less than 0.75% with respect to LIBOR Loans that are 364-Day Revolving Loans or (y) less than 0% at any time with respect to all other LIBOR Loans. 3

“Adjusted LIBOR Rate Loan” means Loans bearing interest based on the Adjusted LIBOR Rate. “Administrative Agent” means as defined in the introductory paragraph hereto, together with its successors and assigns. “Administrative Questionnaire” means an administrative questionnaire provided by the Lenders in a form supplied by the Administrative Agent. “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of any Credit Party or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, whether pending, threatened in writing against any Credit Party or any of its Subsidiaries or any material property of any Credit Party or any of its Subsidiaries. “Affected Financial Institution” means (i) any EEA Financial Institution, and (ii) any UK Financial Institution. “Affected Lender” means as defined in Section 3.1(b). “Affected Loans” means as defined in Section 3.1(b). “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent” means each of the Administrative Agent and the Collateral Agent. “Aggregate364-DayRevolvingCommitments”meansthe364-DayRevolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate 364-Day Revolving Commitments in effect from and after the Seventh Amendment Effective Date is TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00). “Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Closing Date was FIFTY MILLION DOLLARS ($50,000,000). The aggregate principal amount of the Aggregate Revolving Commitments in effect from and after the Fourth Amendment Effective Date is ONE HUNDRED MILLION DOLLARS ($100,000,000). The aggregate principal amount of the Aggregate Revolving Commitments in effect from and after the Sixth Amendment Effective Date is FIFTY MILLION DOLLARS ($50,000,000); provided, however, that if the Revolving Commitment Reduction Trigger occurs, then the aggregate principal amount of the Aggregate Revolving Commitments from and after the Revolving Commitment Reduction Tigger Date shall be FORTY-FIVE MILLION DOLLARS ($45,000,000). “Agreement” means as defined in the introductory paragraph hereto. “ALTA” means American Land Title Association. 4

“Applicable Laws” means all applicable laws, including all applicable provisions of constitutions, statutes, rules, ordinances, regulations and orders of all Governmental Authorities and all orders, rulings, writs and decrees of all courts, tribunals and arbitrators. “Applicable Margin” means: (I) for all Loans other than 364-Day Revolving Loans (a) from the Closing Date through the date two (2) Business Days immediately following the date a Compliance Certificate is delivered pursuant to Section 7.1(c) for the Fiscal Quarter ending September 30, 2015, the percentage per annum based upon Pricing Level 3 in the table set forth below with the heading “Applicable Margin”, (b) from the Fourth Amendment Effective Date through the date two (2) Business Days immediately following the date a Compliance Certificate is delivered pursuant to Section 7.1(c) for the Fiscal Quarter ended September 30, 2018, the percentage per annum based upon Pricing Level 1 in the table set forth below with the heading “Applicable Margin”, (c) from the Fifth Amendment Effective Date through the date two (2) Business Days immediately following the date a Compliance Certificate is delivered pursuant to Section 7.1(c) for the Fiscal Quarter ended June 30, 2019, the percentage per annum based upon Pricing Level 4 in the table set forth below with the heading “Applicable Margin”, (d) from the Sixth Amendment Effective Date through the date two (2) Business Days immediately following the date a Compliance Certificate is delivered pursuant to Section 7.1(c) for the Fiscal Quarter ending June 30, 2019, the percentage per annum based upon Pricing Level 4 in the table titled set forth below with the heading “Applicable Margin”, and (e) thereafterfrom the Seventh Amendment Effective Date through the date two (2) Business Days immediately following the date a Compliance Certificate is delivered pursuant to Section 7.1(c) for the Fiscal Quarter ended June 30, 2020, the percentage per annum based upon Pricing Level 2 in the table set forth below with the heading “Applicable Margin”, and (f) thereafter, the percentage per annum determined by reference to the table set forth below with the heading “Applicable Margin” using the Consolidated Leverage Ratio as set forth in the Compliance Certificate most recently delivered to the Administrative Agent pursuant to Section 7.1(c), with any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio becoming effective on the date two (2) Business Days immediately following the date on which such Compliance Certificate is delivered; and (I) for any 364-Day Revolving Loans (a) from the Seventh Amendment Effective Date through the date two (2) Business Days immediately following the date a Compliance Certificate is delivered pursuant to Section 7.1(c) for the Fiscal Quarter ended June 30, 2020, the percentage per annum based upon Pricing Level 2 in the table set forth below with the heading “364-Day Revolving Loan Applicable Margin”, and (b) thereafter, the percentage per annum determined by reference to the table set forth below with the heading “364-Day Revolving Loan Applicable Margin” using the Consolidated Leverage Ratio as set forth in the Compliance Certificate most recently delivered to the Administrative Agent pursuant to Section 7.1(c), with any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio becoming effective on the date two (2) Business Days immediately following the date on which such Compliance Certificate is delivered. Applicable Margin: Pricing Consolidated Leverage Adjusted LIBOR Rate Base Revolving 5

Level Ratio Loans and Letter of Credit Fee Rate Loans Commitment Fee 1 Less than 1.50 to 1.00 2.25% 1.25% 0.30% 2 Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 Greater than or equal to 2.00 to 1.00 but less than 2.75 to 1.00 Greater than or equal to 2.75 to 1.00 2.50% 1.50% 0.35% 3 2.75% 1.75% 0.40% 4 3.50% 2.50% 0.45% 364-Day Revolving Loan Applicable Margin: Notwithstanding the foregoing, (x) if at any time a Compliance Certificate is not delivered when due in accordance herewith, then Pricing Level 4 as set forth in the applicable table above shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered and (y) the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.7(e). “Applicable Reserve Requirement” means, at any time, for any LIBOR Loan, the maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable 6 Pricing Consolidated Leverage Adjusted LIBOR Rate Base 364-Day LevelRatioLoans Rate Revolving LoansCommitment Fee 1Less than 1.50 to 1.002.50%1.50%0.50% 2Greater than or equal to 2.75%1.75%0.50% 1.50 to 1.00 but less than 2.00 to 1.00 3Greater than or equal to 3.00%2.00%0.50% 2.00 to 1.00 but less than 2.75 to 1.00 4Greater than or equal to 3.75%2.75%0.50% 2.75 to 1.00

Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the applicable Adjusted LIBOR Rate or LIBOR Index Rate or any other interest rate of a Loan is to be determined, or (b) any category of extensions of credit or other assets which include Adjusted LIBOR Rate Loans or Base Rate Loans determined by reference to the LIBOR Index Rate. Adjusted LIBOR Rate Loans and Base Rate Loans determined by reference to the LIBOR Index Rate shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefit of credit for pro ration, exception or offsets that may be available from time to time to the applicable Lender. The rate of interest on Adjusted LIBOR Rate Loans and Base Rate Loans determined by reference to the Index Rate shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” means a sale, lease, sale and leaseback, assignment, conveyance, exclusive license (as licensor), transfer or other disposition to, or any exchange of property with, any Person, in one transaction or a series of transactions, of all or any part of any Credit Party or any of its Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, created, leased or licensed, including the Equity Interests of any Subsidiary of the Borrower, other than (a) dispositions of surplus, obsolete or worn out property or property no longer used or useful in the business of the Borrower and its Subsidiaries, whether now owned or hereafter acquired, in the ordinary course of business; (b) dispositions of inventory sold, and Intellectual Property licensed, in the ordinary course of business; (c) dispositions of accounts or payment intangibles (each as defined in the UCC) resulting from the compromise or settlement thereof in the ordinary course of business for less than the full amount thereof; (d) dispositions of Cash Equivalents in the ordinary course of business; and (e) licenses, sublicenses, leases or subleases granted to any third parties in arm’s-length commercial transactions in the ordinary course of business that do not interfere in any material respect with the business of the Borrower or any of its Subsidiaries. “Assignment Agreement” means an assignment agreement entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.5(b)) and accepted by the Administrative Agent, in substantially the form of Exhibit 11.5 or any other form (including electronic documentation generated by ClearPar or other electronic platform) approved by the Administrative Agent. “Attributable Principal Amount” means (a) in the case of Capital Leases, the amount of Capital Lease obligations determined in accordance with GAAP, (b) in the case of Synthetic Leases, an amount determined by capitalization of the remaining lease payments thereunder as if it were a Capital Lease determined in accordance with GAAP, (c) in the case of Securitization Transactions, the outstanding principal amount of such financing, after taking into account reserve amounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in the case of Sale and Leaseback Transactions, the present 7 value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease. “Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), chief financial officer or treasurer and, solely for purposes of making the certifications required under Section 5.1(b)(ii) and (iv), any secretary or assistant secretary. “Auto Borrow Agreement” has the meaning specified in Section 2.2(b)(vi). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEAAffected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time whichthat is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom,Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute. “Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of one percent (0.5%) and (c) the LIBOR Index Rate in effect on such day plus one percent (1.0%). Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBOR Index Rate shall be effective on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the LIBOR Index Rate, respectively. Notwithstanding the foregoing, for purposes of this Agreement, the Base Rate shall in no event be less than 0% at any time. “Base Rate Loan” means a Loan bearing interest at a rate determined by reference to the Base Rate. “Bilbo Project” means the project undertaken by the Credit Parties in Savanah, Georgia for the purpose of creating a storm water canal in connection with Savanah’s Bilbo Canal. “Borrower” means as defined in the introductory paragraph hereto. “Borrowing” means (a) a borrowing consisting of simultaneous Loans of the same Type of Loan and, in the case of Adjusted LIBOR Rate Loans, having the same Interest Period, or (b) a borrowing of Swingline Loans, as appropriate. 8

“Business Day” means (a) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (b) with respect to all notices, determinations, fundings and payments in connection with the Adjusted LIBOR Rate and Adjusted LIBOR Rate Loans (and in the case of determinations, the Index Rate and Base Rate Loans based on the LIBOR Index Rate), the term “Business Day” means any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market. “Cape Lisburne Project” means the project undertaken by the Credit Parties in Cape Lisburne, Alaska for the purpose of fortifying a sea wall to provide erosion protection for a United States military air strip. “Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, any Issuing Bank or the Swingline Lender, as applicable, as collateral for the Letter of Credit Obligations or Swingline Loans, as applicable, or obligations of Lenders to fund participations in respect thereof, cash or deposit account balances or, if the Administrative Agent, any Issuing Bank or Swingline Lender, as applicable, may agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, such Issuing Bank and/or Swingline Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, as at any date of determination, any of the following: (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (c) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (d) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody’s. 9

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III and (iii) all requests, rules, guidelines or directives issued by a Governmental Authority in connection with a Lender’s submission or re-submission of a capital plan under 12 C.F.R. § 225.8 or a Governmental Authority’s assessment thereof shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the Equity Interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (b)during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body. “Closing Date” means August 5, 2015. “Closing Date Acquisition” means the acquisition of all of the membership interests of the Target and the membership and partnership interests in certain Subsidiaries and Affiliates of the Target, pursuant to the Closing Date Acquisition Agreement. 10

“Closing Date Acquisition Agreement” means that certain Membership Interest Purchase Agreement dated as of August 5, 2015 by and between T.A.S. Holdings, LLC, as seller and Orion Concrete Construction, LLC. “Closing Date Acquisition Agreement Assignment” means that certain Assignment of Representations, Warranties, Covenants and Indemnities, dated as of the Closing Date by the Borrower in favor of the Administrative Agent and acknowledged by T.A.S. Holdings, LLC, in form and substance reasonably satisfactory to the Administrative Agent. “Closing Date Acquisition Documents” means the Closing Date Acquisition Agreement and all related instruments and agreements executed in connection therewith. “Collateral” means the collateral identified in, and at any time covered by, the Collateral Documents. “Collateral Agent” means as defined in the introductory paragraph hereto, together with its successors and assigns. “Collateral Documents” means the Pledge Agreement, the Security Agreement, Closing Date Acquisition Agreement Assignment, the Fleet Mortgages and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to the Collateral Agent, for the benefit of the holders of the Obligations, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations. “Commitments” means the Revolving Commitments and the Term Loan Commitments. “Commitment Fee” means as defined in Section 2.10(a)(ii). “Commitments” means the Revolving Commitments, Term Loan Commitments and the 364-Day Revolving Commitments. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit 7.1(c). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Capital Expenditures” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, all capital expenditures, as determined in accordance with GAAP; provided, however, that Consolidated Capital Expenditures shall not include (a) expenditures made with proceeds of any Involuntary Disposition to the extent such expenditures are used to purchase property that is the same as or similar to the property subject to such Involuntary Disposition or (b) Permitted Acquisitions. 11

“Consolidated Current Assets” means, as of any date of determination, the total assets of the Borrower and its Subsidiaries on a consolidated basis, that may properly be classified as current assets in accordance with GAAP, excluding cash and Cash Equivalents. “Consolidated Current Liabilities” means, as of any date of determination, the total liabilities of the Borrower and its Subsidiaries on a consolidated basis, that may properly be classified as current liabilities in accordance with GAAP, excluding the current portion of long term debt. “Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (c) depreciation and amortization expense for such period, (d) all non-cash expenses, charges and losses (or minus any non-cash gains) for such period (excluding those expenses, charges and losses related to accounts receivable) so long such expenses, charges and losses are not expected to be paid in cash at any time in the future, (e) costs, expenses, charges and losses (including, without limitation, due to business interruption) actually incurred or suffered related to (i) project delays in connection with the (x) Cape Lisburne Project in an amount not to exceed $16,000,000, (y) Bilbo Project in an amount not to exceed $2,800,000 and (z) Kinder Morgan Matter in an amount not to exceed $1,700,000, in each case with respect to the forgoing clauses (x), (y) and (z), for the Fiscal Quarter of the Borrower ended December 18, 2018; provided, that, Consolidated EBITDA shall be reduced by the amount of contractual proceeds actually received or recoveries realized in excess of contractual payments or collections of receivables reserved for, as applicable, in each with respect to such projects during such period in an aggregate amount not to exceed the amount of such costs, expenses, charges and losses added back for such period pursuant to this clause (e)(i) and (ii) the impact of certain weather-related events solely with respect to the Fiscal Quarter of the Borrower ended December 31, 2018 in an aggregate amount not to exceed $6,500,000 for such Fiscal Quarter, (f) costs and expenses actually incurred with respect to the consulting services (i) of Alvarez & Marshal (A&M) for the Fiscal Quarters of the Borrower ending March 31, 2019 and June 30, 2019 in an aggregate amount not to exceed $1,700,000 for such Fiscal Quarters, collectively, and (ii) for IT-Related Projects for the Fiscal Quarters of the Borrower ending March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, in an amount not to exceed $250,000 for each such Fiscal Quarter and (g) costs and expenses actually incurred in connection with the Borrower’s reimbursement obligations under Section 7.6 with respect to the inspections, equipment appraisals and enterprise valuations described in such Section. For purposes of calculating the financial covenants set forth in Section 8.8 solely with respect to the Fiscal Quarters of the Borrower ending March 31, 2019, June 30, 2019 and September 30, 2019, Consolidated EBITDA shall be determined for the Fiscal Quarter of the Borrower ending (A) March 31, 2019 by multiplying the Consolidated EBITDA for such Fiscal Quarter by four (4), (B) June 30, 2019 by multiplying the Consolidated EBITDA for such Fiscal Quarter plus the Consolidated EBITDA for the immediately preceding Fiscal Quarter by two (2) and (C) September 30, 2019 by multiplying the Consolidated EBITDA for such Fiscal Quarter plus the Consolidated EBITDA for the immediately preceding two (2) Fiscal Quarters by four-thirds (4/3). 12

“Consolidated Excess Cash Flow” means, for any period for the Borrower and its Subsidiaries, an amount equal to the sum, without duplication, of (a) Consolidated EBITDA minus (b) Consolidated Capital Expenditures paid in cash, minus (c) the cash portion of Consolidated Interest Charges minus (d) Consolidated Taxes minus (e) Consolidated Scheduled Funded Debt Payments minus (f) the Consolidated Working Capital Adjustment, in each case on a consolidated basis determined in accordance with GAAP. “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA minus (i) Consolidated Taxes minus (ii) Consolidated Maintenance Capital Expenditures, in each case, for the period of the four Fiscal Quarters most recently ended, to (b) Consolidated Fixed Charges for the period of the four Fiscal Quarters most recently ended; provided that, for purposes of this clause (b) and determining the Consolidated Scheduled Funded Debt Payments component of Consolidated Fixed Charges, the sum of all scheduled payments of principal on Consolidated Funded Debt shall be deemed to be $3,000,000 per annum at all times prior to and including the Fiscal Quarter of the Borrower ending June 30, 2019. “Consolidated Fixed Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) the cash portion of Consolidated Interest Charges for such period plus (b) Consolidated Scheduled Funded Debt Payments for such period plus (c) Restricted Payments made during such period, all as determined in accordance with GAAP. “Consolidated Funded Debt” means Funded Debt of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP. “Consolidated Interest Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense with respect to such period under Capital Leases that is treated as interest in accordance with GAAP plus (c) the implied interest component of Synthetic Leases with respect to such period. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Funded Debt as of such date minus (ii) unrestricted cash in excess of $1,000,000 but not in excess of $10,000,000 in the aggregate to (b) Consolidated EBITDA for the period of the four Fiscal Quarters most recently ended. “Consolidated Maintenance Capital Expenditures” means, for any period, the aggregate amount of Consolidated Capital Expenditures expended by the Credit Parties and their Subsidiaries on a consolidated basis during such period for the maintenance or replacement of their existing capital assets, in each case as approved by the Administrative Agent, net of up to $5,000,000 of Net Cash Proceeds received from Asset Sales for such period. 13

“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains) for that period, as determined in accordance with GAAP. “Consolidated Scheduled Funded Debt Payments” means for any period for the Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Debt, as determined in accordance with GAAP. For purposes of this definition, “scheduled payments of principal” (a) shall be determined without giving effect to any reduction of such scheduled payments resulting from the application of any voluntary or mandatory prepayments made during the applicable period, (b) shall be deemed to include the Attributable Principal Amount in respect of Capital Leases, Securitization Transactions and Synthetic Leases and (c) shall not include any voluntary prepayments or mandatory prepayments required pursuant to Section 2.11. “Consolidated Working Capital” means, as of any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities. “Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the end of such period exceeds (or is less than) Consolidated Working Capital as of the beginning of such period. “Consolidated Taxes” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the aggregate of all taxes paid in cash. “Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. correlative thereto. “Controlling” and “Controlled” have meanings “Controlled Account” has the meaning set forth in Section 7.17. “Conversion/Continuation Date” means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice. “Conversion/Continuation Notice” means a Conversion/Continuation Notice substantially in the form of Exhibit 2.8. “Covered Party” means as defined in Section 11.22(a). “Credit Date” means the date of a Credit Extension. 14

“Credit Document” means any of this Agreement, each Note, each Issuer Document, the Collateral Documents, any Guarantor Joinder Agreement, the Fee Letter, the Fourth Amendment Fee Letter, the Fifth Amendment Fee Letter, the Sixth Amendment Fee Letter, the Seventh Amendment Fee Letter, any Auto BorrowerBorrow Agreement, any documents or certificates executed by any Credit Party in favor of any Issuing Bank relating to Letters of Credit, and, to the extent evidencing or securing the Obligations, all other documents, instruments or agreements executed and delivered by any Credit Party for the benefit of any Agent, any Issuing Bank or any Lender in connection herewith or therewith, and including for the avoidance of doubt, any Guarantor Joinder Agreement (but specifically excluding any Secured Swap Agreements and Secured Treasury Management Agreements). “Credit Extension” means the making of a Loan or the issuing of a Letter of Credit. “Credit Parties” means, collectively, the Borrower and each Guarantor. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Debt Transaction” means, with respect to the Borrower or any of its Subsidiaries, any sale, issuance, placement, assumption or guaranty of Funded Debt, whether or not evidenced by a promissory note or other written evidence of Indebtedness, except for Funded Debt permitted to be incurred pursuant to Section 8.1. “Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default. “Default Rate” means an interest rate equal to (a) with respect to Obligations other than Adjusted LIBOR Rate Loans (including Base Rate Loans referencing the LIBOR Index Rate) and the Letter of Credit Fee, the Base Rate plus the Applicable Margin, if any, applicable to such Loans plus four percent (4%) per annum, (b) with respect to Adjusted LIBOR Rate Loans, the Adjusted LIBOR Rate plus the Applicable Margin, if any, applicable to Adjusted LIBOR Rate Loans plus four percent (4%) per annum and (c) with respect to the Letter of Credit Fee, the Applicable Margin plus four percent (4%) per annum. “Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s 15 obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, each Swingline Lender and each Lender. “Deposit Account Control Agreement” means an agreement, among a Credit Party, a depository institution, and the Collateral Agent, which agreement is in a form acceptable to the Collateral Agent and which provides the Collateral Agent with “control” (as such term is used in Article 9 of the UCC) over the Controlled Account described therein, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time. “Discharge” has the meaning set forth in section 1001(7) of OPA. “DOC” means a document of compliance issued to an Operator in accordance with rule 13 of the ISM Code;. “Dollars” and the sign “$” mean the lawful money of the United States. “Domestic Subsidiary” means any Subsidiary organized under the laws of the United States, any state thereof or the District of Columbia. “Earn Out Obligations” means, with respect to an Acquisition, all obligations of the Borrower or any Subsidiary to make earn out or other contingency payments (including purchase price adjustments, non-competition and consulting agreements, or other indemnity obligations) pursuant to the documentation relating to such Acquisition. The amount of any Earn Out Obligations at the time of determination shall be the aggregate amount, if any, of such Earn Out Obligations that are required at such time under GAAP to be recognized as liabilities on the consolidated balance sheet of the Borrower. 16

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.5(b), subject to any consents and representations, if any as may be required therein. “Environmental Claim” means any known investigation, written notice, notice of violation, written claim, action, suit, proceeding, written demand, abatement order or other written order or directive (conditional or otherwise), by any Person arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to human health, safety, natural resources or the environment. “Environmental Permits” means all permits, licenses, orders, and authorizations which the Borrower or any of its Subsidiaries has obtained under Environmental Laws in connection with the Borrower’s or any such Subsidiary’s current Facilities or operations. “Environmental Laws” means any and all current or future federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other written requirements of Governmental Authorities relating to (a) any Hazardous Materials Activity; (b) the generation, use, storage, transportation or disposal of Hazardous Materials; or (c) protection of human health and the environment from pollution, in any manner applicable to any Credit Party or any of its Subsidiaries or their respective Facilities. “Environmental Liability” means any OPA Liability or any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Credit Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which Borrower or any Subsidiary assumed liability with respect to any of the foregoing. 17

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “Equity Transaction” means, with respect to the Borrower or any of its Subsidiaries, any issuance or sale by the Borrower or such Subsidiary of shares of its Equity Interests, other than an issuance (a) to the Borrower or any of its wholly-owned Subsidiaries, (b) in connection with a conversion of debt securities to equity, (c) in connection with the exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (d) which occurred prior to the Closing Date, or (e) in connection with any Permitted Acquisition or any capital expenditures permitted under this Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended to the date hereof and from time to time hereafter, any successor statute, and the regulations thereunder. “ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (c) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member. “ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code), the failure to make by its due date any minimum required contribution or any required installment under Section 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make by its due date any required contribution to a Multiemployer Plan; (c) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (d) the withdrawal from any Pension Plan with two (2) or more contributing sponsors or the termination of any such Pension Plan, in either case resulting in material liability pursuant to Section 4063 or 4064 of ERISA; (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition reasonably likely to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension 18

Plan; (f) the imposition of liability pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, each case reasonably likely to result in material liability; (g) the withdrawal of any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if such withdrawal is reasonably likely to result in material liability, or the receipt by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it is in “critical” or “endangered” status within the meaning of Section 103(f)(2)(G) or ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA, if such reorganization, insolvency or termination is reasonably likely to result in material liability; (h) the imposition of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Pension Plan if such fines, penalties, taxes or related charges are reasonably likely to result in material liability; (i) the assertion of a material claim (other than routine claims for benefits and funding obligations in the ordinary course) against any Pension Plan other than a Multiemployer Plan or the assets thereof, or against any Person in connection with any Pension Plan such Person sponsors or maintains reasonably likely to result in material liability; (j) receipt from the Internal Revenue Service of a final written determination of the failure of any Pension Plan intended to be qualified under Section 401(a) of the Internal Revenue Code to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any such plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (k) the imposition of a lien pursuant to Section 430(k) of the Internal Revenue Code or pursuant to Section 303(k) or 4068 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means each of the conditions or events set forth in Section 9.1. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute. “Excluded Property” means, with respect to the Borrower and each other Credit Party, including any Person that becomes a Credit Party after the Closing Date as contemplated by Section 7.14, (a) any disbursement deposit account the funds in which are used solely for the payment of salaries and wages, employee benefits, workers’ compensation and similar expenses, (b) any owned or leased real or personal property which is located outside of the United States having a fair market value not in excess of $500,000, (c) any personal property (including, without limitation, motor vehicles) in respect of which perfection of a Lien is not (i) governed by the UCC, (ii) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office or (iii) effected by retention of certificate of title to vehicles or trailers and/or appropriate evidence of the Lien being filed with the applicable jurisdiction’s department of motor vehicles or other Governmental Authority, unless reasonably requested by the Administrative Agent or the Required Lenders, (d) the Equity Interests of any direct Foreign Subsidiary of the Borrower or any other Credit Party to the extent not required to be pledged to secure the Obligations pursuant 19 to Section 7.12(a), (e) any property which, subject to the terms of Section 8.3, is subject to a Lien of the type described in Section 8.2(m) pursuant to documents which prohibit the Credit Party from granting any other Liens in such property, (f) any property to the extent that the grant of a security interest therein would violate Applicable Laws, require a consent not obtained of any Governmental Authority, or constitute a breach of or default under, or result in the termination of or require a consent not obtained under, any contract, lease, license or other agreement evidencing or giving rise to such property, or result in the invalidation thereof or provide any party thereto with a right of termination (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the applicable UCC or any other Applicable Law or principles of equity), (g) any certificates, licenses and other authorizations issued by any Governmental Authority to the extent that Applicable Laws prohibit the granting of a security interest therein, (h) all vehicles and (i) proceeds and products of any and all of the foregoing excluded property described in clauses (a) through (h) above only to the extent such proceeds and products would constitute property or assets of the type described in clauses (a) through (h) above; provided, however, that the security interest granted to the Collateral Agent under the Pledge Agreement and the Security Agreement or any other Credit Document shall attach immediately to any asset of any Pledgor (as defined in the Pledge Agreement) and any Obligor (as defined in the Security Agreement) at such time as such asset ceases to meet any of the criteria for “Excluded Property” described in any of the foregoing clauses (a) through (h) above. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Credit Document by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.8 hereof and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Agreement, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Agreements for which such Guaranty or security interest becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.17) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.3, amounts with respect to such Taxes were payable 20 either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.3(f) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Credit Agreement dated as of June 25, 2012, as amended, by and among the Borrower, the lenders from time to time party thereto and Wells Fargo Bank, National Association as administrative agent. “Facility”meansanyrealpropertyincludingallbuildings,fixturesorother improvements located on such real property now, hereafter or heretofore owned, leased, operated or used by the Borrower or any of its Subsidiaries or any of their respective predecessors. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “Federal Funds Effective Rate” means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher one one-hundredth of one percent (1/100 of 1%)) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to Regions Bank or any other Lender selected by the Administrative Agent on such day on such transactions as determined by the Administrative Agent. “Fee Letter” means that certain letter agreement dated July 12, 2015 among the Borrower, Regions Bank and Regions Capital Markets, a division of Regions Bank. “Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of the Fifth Amendment Effective Date, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and Agent. “Fifth Amendment EBITDA Addbacks” means the addbacks set forth in clauses (e) and (f) of the definition of Consolidated EBITDA, which shall include, for the avoidance of doubt, the proviso set forth in such clause (e). “Fifth Amendment Effective Date” means March 21, 2019. “Fifth Amendment Fee Letter” means that certain letter agreement dated March 8, 2019 among the Borrower, Regions Bank and Regions Capital Markets, a division of Regions Bank. 21

“Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of the Borrower that such financial statements fairly present, in all material respects, the financial condition of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments. “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries ending on December 31 of each calendar year. “Fleet Mortgage” means as defined in Section 5.1(f)(i). “Flood Hazard Property” means any Real Estate Asset subject to a mortgage or deed of trust in favor of the Collateral Agent, for the benefit of the holders of the Obligations, and located in an area designated by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” or having special flood or mud slide hazards. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and Agent. “Fourth Amendment Effective Date” means July 31, 2018. “Fourth Amendment Fee Letter” means that certain letter agreement dated July 6, 2018 among the Borrower, Regions Bank and Regions Capital Markets, a division of Regions Bank. “Fourth Amendment Reallocation Transaction” means as defined in Section 2.1(b)(i). “Fourth Amendment Replacement and Reallocation Transactions” means as defined in the recitals hereto. “Fourth Amendment Replacement Facilities” means as defined in the recitals hereto. “Fourth Amendment Replacement Term Loan” means as defined in Section 2.1(b)(ii). “Fourth Amendment Replacement Term Loan Commitment” means, for each Lender, the commitment of such Lender to make a portion of the Fourth Amendment Replacement Term Loan hereunder. The Fourth Amendment Replacement Term Loan Commitment of each Lender as of the FourthSeventh Amendment Effective Date is set forth on Appendix A. The aggregate principal amount of the Fourth Amendment Replacement Term Loan Commitments of all of the Lenders as in effect on the FourthSeventh Amendment Effective Date is SIXTYTHIRTY SIX 22

MILLION FIVE HUNDRED FORTY THOUSAND ONE HUNDRED NINETY-SEVEN AND 04/100 DOLLARS ($60,000,00036,540,197.04). “Fourth Amendment Replacement Term Loan Commitment Percentage” means, for each Lender providing a portion of the Fourth Amendment Replacement Term Loan, a fraction (expressed as a percentage carried to the ninth decimal place), (a) the numerator of which is the outstanding principal amount of such Lender’s portion of such Fourth Amendment Replacement Term Loan, and (b) the denominator of which is the aggregate outstanding principal amount of such Fourth Amendment Replacement Term Loan. “Fourth Amendment Replacement Transaction” means as defined in Section 2.1(b)(ii). “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Revolving Commitment Percentage of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Bank other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Commitment Percentage of outstanding Swingline Loans made by such Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funded Debt” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP (except as provided in clauses (a)(ii) below): (a) all obligations for borrowed money, whether current or long-term (including the Obligations hereunder), all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments but specifically excluding (i) trade payables incurred in the ordinary course of business and (ii) earn outs or other similar deferred or contingent obligations incurred in connection with any Acquisition until such time as such earn outs or obligations are recognized as a liability on the balance sheet of the Borrower and its Subsidiaries in accordance with GAAP; (c) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than sixty (60) days after the date on which such trade account payable was created), including, without limitation, any Earn Out Obligations recognized as a liability on the balance sheet of the Borrower and its Subsidiaries in accordance with GAAP; (d) all obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties); 23

(e) the Attributable Principal Amount of Capital Leases, Synthetic Leases and Securitization Transactions; (f) all preferred stock and comparable equity interests providing for mandatory redemption, sinking fund or other like payments; (g) all Guarantees in respect of Funded Debt of another Person; and (h) which such Funded Debt of any partnership or joint venture or other similar entity in Person is a general partner or joint venturer, and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof. For purposes hereof, the amount of Funded Debt shall be determined (x) based on the outstanding principal amount in the case of borrowed money indebtedness under clause (a) and purchase money indebtedness and the deferred purchase obligations under clause (b), (y) based on the maximum amount available to be drawn in the case of letter of credit obligations and the other obligations under clause (c), and (z) based on the amount of Funded Debt that is the subject of the Guarantees in the case of Guarantees under clause (f). “Funding Notice” means a notice substantially in the form of Exhibit 2.1. “GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, accounting principles generally accepted in the United States in effect as of the date of determination thereof. “Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank and any group or body charged with setting financial accounting or regulatory capital rules or standards). “Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority. “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working 24 capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” means as defined in Section 4.1. “Guarantor Joinder Agreement” means a guarantor joinder agreement substantially in the form of Exhibit 7.14 delivered by a Subsidiary of the Borrower pursuant to Section 7.14. “Guarantors” means (a) each Person identified as a “Guarantor” on the signature pages hereto, (b) each other Person that joins as a Guarantor pursuant to Section 7.14, (c) with respect to (i) Secured Swap Obligations, (ii) Secured Treasury Management Obligations, and (iii) Swap Obligations of a Specified Credit Party (determined before giving effect to Sections 4.1 and 4.8) under the Guaranty hereunder, the Borrower, and (d) their successors and permitted assigns. “Guaranty” means the Guarantee made by the Guarantors in favor of the Administrative Agent, the Lenders and the other holders of the Obligations pursuant to Section 4. “Hazardous Materials” means any hazardous substances defined by the Comprehensive Environmental Response Compensation and Liability Act, 42 USCA 9601, et. seq., as amended (“CERCLA”), including any hazardous waste as defined under 40 C.F.R. Parts 260-270, gasoline or petroleum (including crude oil or any fraction thereof), asbestos or polychlorinated biphenyls. “Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing. “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under Applicable Laws relating to any Lender which are currently in effect or, to the extent allowed under such Applicable Laws, which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than Applicable Laws now allow. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: 25

(a) all Funded Debt; (b) net obligations under any Swap Agreement; (c) all Guarantees in respect of Indebtedness of another Person; and (d) all Indebtedness of the types referred to in clauses (a) through (c) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary. For purposes hereof, the amount of Indebtedness shall be determined based on Swap Termination Value in the case of net obligations under any Swap Agreement under clause (c). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” means as defined in Section 11.2(b). “Index Rate” means, for any Index Rate Determination Date with respect to any Base Rate Loans determined by reference to the Index Rate, the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to (a) the LIBOR or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) for deposits with a term equivalent to one (1) month in Dollars, determined as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to such Index Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays an average settlement rate for deposits with a term equivalent to one (1) month in Dollars, determined as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to such Index Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded upward to the next whole multiple of one sixteenth of one percent (1/16 of 1%)) equal to quotation rate (or the arithmetic mean of rates) offered to first class banks in the London interbank market for deposits in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan of Regions Bank or any other Lender selected by the Administrative Agent, for which the Index Rate is then being determined with maturities comparable to one (1) month as of approximately 11:00 a.m. (London, England time) two (2) Business Days prior to such Index Rate Determination Date. Notwithstanding anything contained herein to the contrary, the Index Rate shall not be less than zero. “Index Rate Determination Date” means the Closing Date and the first Business Day of each calendar month thereafter; provided, however, that, solely for purposes of the definition of Base Rate, Index Rate Determination Date means the date of determination of the Base Rate. 26

“Initial Revolving Credit Facility” means as defined in the recitals hereto. “Initial Revolving Obligations” means the Revolving Loans, the Letter of Credit Obligations and the Swingline Loans. “Initial Term Loan” means as defined in Section 2.1(b)(i). “Initial Term Loan Commitment” means, for each Lender, the commitment of such Lender to make a portion of the Initial Term Loan hereunder. The Initial Term Loan Commitment of each Lender as of the Closing Date is set forth on Appendix A. The aggregate principal amount of the Initial Term Loan Commitments of all of the Lenders as in effect on the Closing Date was ONE HUNDRED THIRTY-FIVE MILLION DOLLARS ($135,000,000). “Initial Term Loan Commitment Percentage” means, for each Lender providing a portion of the Initial Term Loan, a fraction (expressed as a percentage carried to the ninth decimal place), (a) the numerator of which is the outstanding principal amount of such Lender’s portion of such Initial Term Loan, and (b) the denominator of which is the aggregate outstanding principal amount of such Initial Term Loan. “Initial Term Loan Outstanding Amount” means as defined in the recitals hereto. “Intellectual Property” means all trademarks, service marks, trade names, copyrights, patents, patent rights, franchises related to intellectual property, licenses related to intellectual property and other intellectual property rights. “Interest Payment Date” means with respect to (a) any Base Rate Loan and any Swingline Loan, the last Business Day of each calendar quarter, commencing on the first such date to occur after the Closing Date and the final maturity date of such Loan; and (b) any Adjusted LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan; provided, in the case of each Interest Period of longer than three (3) months “Interest Payment Date” shall also include each date that is three (3) months, or an integral multiple thereof, after the commencement of such Interest Period. “Interest Period” means, in connection with an Adjusted LIBOR Rate Loan, an interest period of one (1), two (2), three (3) or six (6) months or, subject to availability to all applicable Lenders, twelve (12) months, as selected by the Borrower in the applicable Funding Notice or Conversion/Continuation Notice, (a) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (b) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (i) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this definition, end on the last Business Day of a calendar month; (iii) no Interest Period with respect to any Term Loan shall extend beyond any principal amortization payment date, except to the extent that the portion of such Loan comprised of Adjusted LIBOR Rate Loans that is expiring prior to the applicable principal 27 amortization payment date plus the portion comprised of Adjusted LIBOR Rate Loans equals or exceeds the principal amortization payment then due; (iv) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date and; (v) no Interest Period with respect to any Term Loan shall extend beyond any principal amortization payment date, except to the extent that the portion of such Term Loan comprised of Adjusted LIBOR Rate Loans that is expiring prior to the applicable principal amortization payment date plus the portion comprised of Base Rate Loans equals or exceeds the principal amortization payment then due and (vi) no Interest Period with respect to any portion of the 364-Day Revolving Loans shall extend beyond the 364-Day Revolving Commitment Termination Date. “Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two (2) Business Days prior to the first day of such Interest Period. “Internal Revenue Code” means the Internal Revenue Code of 1986. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Involuntary Disposition” means the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of its Property. “IRS” means the United States Internal Revenue Service. “ISM Code” shall mean the International Safety Management Code for the Safe Operating of Ships and for Pollution Prevention constituted pursuant to Resolution A.741(18) of the International Maritime Organization and incorporated into the Safety of Life at Sea Convention and includes any amendments or extensions thereto and any regulation issued pursuant thereto. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit). “ISPS Code” shall mean the International Ship and Port Facility Code adopted by the International Maritime Organization at a conference in December 2002 and amending Chapter XI of the Safety of Life at Sea Convention and includes any amendments or extensions thereto and any regulation issued pursuant thereto. 28

“ISSC” shall mean the International Ship Security Certificate issued pursuant to the ISPS Code. “Issuance Notice” means an Issuance Notice substantially in the form of Exhibit 2.3. “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any Issuing Bank and the Borrower (or any Subsidiary) or in favor of such Issuing Bank and relating to such Letter of Credit. “Issuing Banks” means Regions Bank or such other Lender that has consented to acting as an Issuing Bank and has been designated by the Borrower as such and approved by the Administrative Agent, each in its capacity as issuer of Letters of Credit hereunder, together with its permitted successors and assigns in such capacity and “Issuing Bank” means any one of the foregoing. “IT-Related Projects” means projects undertaken by the Credit Parties requiring the implementation of new, or the replacement or improvement of existing, information technology systems and platforms, including, without limitation, with respect to payroll and accounting systems, and with respect to which such projects consultants having expertise in such information technology solutions have been engaged to advise on and assist with such implementation and other related matters. “Kinder Morgan Matter” means the agreement between East & West Jones Placement Areas, LLC and Kinder Morgan with respect to which such Credit Party agreed to receive Kinder Morgan’s dredging materials at a discounted rate and Kinder Morgan agreed to grant easement rights to such Credit Party over certain property owned by Kinder Morgan. “Leasehold Property” means any leasehold interest of the Borrower or any other Credit Party as lessee under any lease of real property, or any property right pursuant to a lease, easement, servitude or similar agreement, however termed, in each case now held or hereafter acquired. “Lender” means each financial institution with a Term Loan Commitment, Revolving Commitment or a 364-Day Revolving Commitment, together with its successors and permitted assigns. The initial Lenders are identified on the signature pages hereto and are set forth on Appendix A. “Letter of Credit” means any letter of credit issued hereunder. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank. “Letter of Credit Fees” means as defined in Section 2.10(b)(i). 29

“Letter of Credit Borrowing” means any Credit Extension resulting from a drawing under any Letter of Credit that has not been reimbursed or refinanced as a Borrowing of Revolving Loans. “Letter of Credit Obligations” means, at any time, the sum of (a) the maximum amount available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referenced therein, plus (b) the aggregate amount of all drawings under Letters of Credit that have not been reimbursed by the Borrower, including Letter of Credit Borrowings. For all purposes of this Agreement, (i) amounts available to be drawn under Letters of Credit will be calculated as provided in Section 1.3(i), and (ii) if a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Letter of Credit Sublimit” means, as of any date of determination, the lesser of (a) TWENTY MILLION DOLLARS ($20,000,000) and (b) the aggregate unused amount of the Revolving Commitments then in effect. “LIBOR” means the London Interbank Offered Rate. “LIBOR Index Rate” means, for any Index Rate Determination Date, the rate per annum obtained by dividing (a) the Index Rate by (b) an amount equal to (i) one, minus (ii) the Applicable Reserve Requirement. “LIBOR Index Rate Loan” means Loans bearing interest based on the LIBOR Index Rate. “LIBOR Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate or LIBOR Index Rate (including a Base Rate Loan referencing the LIBOR Index Rate), as applicable. “Lien” means (a) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease or license in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (b) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities. “Loan” means any Revolving Loan, Swingline Loan or, Term Loan or 364-Day Revolving Loan, and the Base Rate Loans and Adjusted LIBOR Rate Loans comprising such Loans. “Margin Stock” means as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time. “Master Agreement” means as defined in the definition of “Swap Agreement”. 30

“Material Adverse Effect” means any effect, event, condition, action, omission, change or state of facts that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a material adverse effect with respect to (a) the business operations, properties, assets, or financial condition of the Borrower and its Subsidiaries taken as a whole; (b) the ability of the Credit Parties, taken as a whole, to fully and timely perform the Obligations; (c) the legality, validity, binding effect, or enforceability against a Credit Party of any Credit Document to which it is a party; (d) the value of the whole or any material part of the Collateral or the priority of Liens in the whole or any material part of the Collateral in favor of the Collateral Agent for the holders of the Obligations; or (e) the rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any holder of Obligations under any Credit Document. “Material Contract” means any Contractual Obligation to which the Borrower or any of its Subsidiaries, or any of their respective assets, are bound (other than those evidenced by the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect. “Moody’s” means Moody’s Investor Services, Inc., together with its successors. “Mortgages” means the mortgages, deeds of trust or deeds to secure debt that purport to grant to the Collateral Agent, for the benefit of the holders of the Obligations, a security interest in the fee and leasehold real property interests (including with respect to any improvements and fixtures) of the Borrower or any other Credit Party in real property. “Multiemployer Plan” means any “multiemployer plan” as defined in Section 3(37) of ERISA which is sponsored, maintained or contributed to by, or required to be contributed to by, any Credit Party or any of its ERISA Affiliates or with respect to which any Credit Party or any of its ERISA Affiliates previously sponsored, maintained or contributed to or was required to contributed to, and still has liability. “Net Cash Proceeds” means the aggregate proceeds paid in cash or Cash Equivalents received by the Borrower or any of its Subsidiaries in connection with any Asset Sale, Debt Transaction, Equity Transaction or Securitization Transaction, net of (a) direct costs incurred or estimated costs for which reserves are maintained, in connection therewith (including legal, accounting and investment banking fees and expenses, sales commissions and underwriting discounts); (b) estimated taxes paid or payable (including sales, use or other transactional taxes and any net marginal increase in income taxes) as a result thereof; and (c) the amount required to retire any Indebtedness secured by a Permitted Lien on the related property. For purposes hereof, “Net Cash Proceeds” includes any cash or Cash Equivalents received upon the disposition of any non-cash consideration received by the Borrower or any of its Subsidiaries in any Asset Sale, Debt Transaction, Equity Transaction or Securitization Transaction. “Non-Consenting Lender” means as defined in Section 2.17. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. 31

“Note” means a Revolving Loan Note, a Swingline Note, Term Loan Note or a Term364-Day Revolving Loan Note. “Notice” means a Funding Notice, an Issuance Notice or a Conversion/Continuation Notice. “Obligations” means all obligations, indebtedness and other liabilities of every nature of each Credit Party from time to time owed to the Agents (including former Agents), any Issuing Bank, the Lenders (including former Lenders in their capacity as such) or any of them, the Qualifying Swap Banks and the Qualifying Treasury Management Banks, under any Credit Document, Secured Swap Agreement or Secured Treasury Management Agreement, together with all renewals, extensions, modifications or refinancings of any of the foregoing, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Swap Agreements, fees, expenses, indemnification or otherwise; provided, however, that the “Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “OPA” means the Oil Pollution Act of 1990, 33 U.S.C. ‘2701 et, seq., as amended from time to time. “OPA Liability” means any liability for any Discharge or any substantial threat of a Discharge, as those terms are defined under OPA, and any liability for removal, removal costs and damages, as those terms are defined under OPA, by any Person or any environmental regulatory body having jurisdiction over the Borrower or any other Credit Party. “Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its articles of organization, certificate of formation or comparable documents, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document). 32

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17). “Outstanding Amount” means (a) with respect to Revolving Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans and Swingline Loans, as the case may be, occurring on such date; (b) with respect to any Letter of Credit Obligations on any date, the aggregate outstanding amount of such Letter of Credit Obligations on such date after giving effect to any Credit Extension of a Letter of Credit occurring on such date and any other changes in the amount of the Letter of Credit Obligations as of such date, including as a result of any reimbursements by the Borrower of any drawing under any Letter of Credit; and (c) with respect to any Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any prepayments or repayments of such Term Loan on such date; and (d) with respect to any 364-Day Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of 364-Day Revolving Loans occurring on such date. “Participant” means as defined in Section 11.5(d). “Participant Register” means as defined in Section 11.5(d). “Patriot Act” means as defined in Section 6.15(f). “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means any “employee pension benefit plan” as defined in Section 3(2) of ERISA other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA and which is sponsored, maintained or contributed to by, or required to be contributed to by, any Credit Party or any of its ERISA Affiliates or with respect to which any Credit Party or any of its ERISA Affiliates previously sponsored, maintained or contributed to, or was required to contribute to, and still has liability. “Permitted Acquisition” means any Acquisition that satisfies the following conditions: (a) the Property acquired (or the Property of the Person acquired) in such Acquisition is a business or is used or useful in a business permitted under Section 8.14; (b) in the case of an Acquisition of the Equity Interests, (i) the board of directors (or other comparable governing body) of such other Person shall have approved the Acquisition and (ii) such Person shall be organized and existing under the laws of any state of the United States or the District of Columbia; (c) consideration, theaggregateconsideration(including,withoutlimitation,equity earn out obligations,deferred compensation, non-competition 33 arrangements and the amount of Indebtedness and other liabilities incurred or assumed by the Credit Parties and their Subsidiaries) paid by the Credit Parties and their Subsidiaries (A) in connection with all such Acquisitions during any fiscal year shall not exceed $40,000,000 and (B) for all Acquisitions made during the term of this Agreement shall not exceed $75,000,000; (d) immediately after giving effect to such Acquisition, the available and unencumbered (other than Liens in favor of the Collateral Agent under the Credit Documents and Liens (including the right of set-off) in favor of a bank or other depository institution arising as a matter of law encumbering deposits) cash and Cash Equivalents of the Borrower plus the aggregate amount that could be drawn by the Borrower under the Aggregate Revolving Commitments shall not be less than $25,000,000 in the aggregate; and (e) (i) no Default or Event of Default shall exist and be continuing immediately before or immediately after giving effect thereto, (ii) the representations and warranties made each of the Credit Parties in each Credit Document shall be true and correct in all material respects as if made on the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (iii) after giving effect thereto on a Pro Forma Basis, (1) the Borrower shall be in compliance with the financial covenants set forth in clauses (a) and (b) of Section 8.8 and (2) the Consolidated Leverage Ratio (calculated without giving effect to the Fifth Amendment EBITDA Addbacks) shall not exceed 2.00 to 1.00 for the two (2) consecutive Fiscal Quarters of the Borrower most recently ended and (iv) at least five (5) Business Days prior to the consummation of such Acquisition, an Authorized Officer of the Borrower shall provide a compliance certificate, in form and detail reasonably satisfactory to the Administrative Agent, affirming compliance with each of the items set forth in clauses (a) through (f) hereof; provided, however, that without the prior written consent of the Administrative Agent and the Required Lenders in their respective sole and absolute discretion, no Permitted Acquisition shall be allowed during the period from and after the FifthSeventh Amendment Effective Date to and including September 30, 2019the 364-Day Revolving Termination Date. “Permitted Liens” means each of the Liens permitted pursuant to Section 8.2. “Permitted Refinancing” means any extension, renewal or replacement of any existing Indebtedness so long as any such renewal, refinancing and extension of such Indebtedness (a) has market terms and conditions, (b) has an average life to maturity that is greater than that of the Indebtedness being extended, renewed or refinanced, (c) does not include an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (d) remains subordinated, if the Indebtedness being refinanced or extended was subordinated to the prior payment of the Obligations, (e) does not exceed in a principal amount the Indebtedness being renewed, extended or refinanced plus reasonable fees and expenses incurred in connection therewith, and (f) is not incurred, created or assumed, if any Default or Event of Default has occurred and continues to exist or would result therefrom. 34

“Permitted Third Party Bank” shall mean any bank or other financial institution with whom any Credit Party maintains a Controlled Account and with whom a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable, has been executed. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Platform” means as defined in Section 11.1(d). “Pledge Agreement” means the pledge agreement dated as of the Closing Date given by the Credit Parties, as pledgors, to the Collateral Agent for the benefit of the holders of the Obligations (as defined therein), and any other pledge agreements that may be given by any Person pursuant to the terms hereof, in each case as the same may be amended and modified from time to time. “Prime Rate” means the per annum rate which the Administrative Agent publicly announces from time to time to be its prime lending rate, as in effect from time to time. The Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers. “Principal Office” means, for the Administrative Agent, the Swingline Lender and each Issuing Bank, such Person’s “Principal Office” as set forth on Appendix B, or such other office as it may from time to time designate in writing to the Borrower and each Lender. “Pro Forma Basis” means, for purposes of calculating the financial covenants set forth in Section 8.8 other than the Consolidated Fixed Charge Coverage Ratio (including for purposes of determining the Applicable Margin), that any Asset Sale, Involuntary Disposition, Acquisition or Restricted Payment shall be deemed to have occurred as of the first day of the most recent four Fiscal Quarter period preceding the date of such transaction for which the Borrower was required to deliver financial statements pursuant to Section 7.1(a) or (b). In connection with the foregoing, (a)(i) with respect to any Asset Sale or Involuntary Disposition, income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (ii) with respect to any Acquisition, income statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for the Borrower and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.1 and (B) such items are supported by financial statements or other information satisfactory to the Administrative Agent and (b) any Indebtedness incurred or assumed by the Borrower or any Subsidiary (including the Person or property acquired) in connection with such transaction (i) shall be deemed to have been incurred as of the first day of the applicable period and (ii) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination. “Property” means an interest of any kind in any property or asset, whether real, personal or mixed, and whether tangible or intangible. 35

“Purchase and Sale Agreement” shall mean a purchase and sale agreement for the sale by East & West Jones Placement Areas, LLC of that certain real property identified as abstract #698 and #78 and commonly referred to as “East and West Jones Placement Areas”, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed “QFC Credit Support” means as defined in Section 11.22. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that, at the time the Guaranty (or grant of security interest, as applicable) becomes or would become effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or such other Credit Party as constitutes an “eligible contract participant” under the Commodity Exchange Act and which may cause another Person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualifying Swap Bank” means (a) any of Regions Bank and its Affiliates, and (b) any Person that (i) at the time it enters into a Swap Agreement, is a Lender or an Affiliate of a Lender, or (ii) in the case of a Swap Agreement in effect on or prior to the Closing Date, is, as of the Closing Date or within thirty (30) days thereafter, a Lender or an Affiliate of a Lender, and, in each such case, shall have provided a Secured Party Designation Notice to the Administrative Agent within thirty (30) days of entering into the Swap Agreement or otherwise becoming eligible in respect thereof. For purposes hereof, the term “Lender” shall be deemed to include the Administrative Agent. “Qualifying Treasury Management Bank” means (a) any of Regions Bank and its Affiliates, and (b) any Person that (A) at the time it enters into a Treasury Management Agreement, is a Lender or an Affiliate of a Lender, or (B) in the case of a Treasury Management Agreement in effect on or prior to the Closing Date, is, as of the Closing Date or within thirty (30) days thereafter, a Lender or an Affiliate of a Lender, and, in each such case, shall have provided a Secured Party Designation Notice to the Administrative Agent within thirty (30) days of entering into the Treasury Management Agreement or otherwise becoming eligible in respect thereof. For purposes hereof, the term “Lender” shall be deemed to include the Administrative Agent. “Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by the Borrower or any of its Subsidiaries in any real property. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. “Refunded Swingline Loans” means as defined in Section 2.2(b)(iii). “Register” means as defined in Section 11.5(c). “Reimbursement Date” means as defined in Section 2.3(d). 36

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater. “Removal Effective Date” means as defined in Section 10.6(b). “Required Lenders” means, as of any date of determination, Lenders having Total Credit Exposure representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders; provided that the that the Total Credit Exposure of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Reset Quarter” means as defined in Section 8.8(a). “Resignation Effective Date” means as defined in Section 10.6(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Person thereof), or any setting apart of funds or property for any of the foregoing. “Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swingline Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Sixth Amendment Effective Date is FIFTY MILLION DOLLARS ($50,000,000). “Revolving Commitment Fee” means as defined in Section 2.10(a)(i). “Revolving Commitment Percentage” means, for each Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s RevolvingCommitmentandthedenominatorof whichistheAggregateRevolving 37

Commitments. The Revolving Commitment Percentages as of the Fourth Amendment Effective Date are set forth on Appendix A. “Revolving Commitment Period” means the period from and including the Fourth Amendment Effective Date to the earlier of (a) (i) in the case of Revolving Loans and Swingline Loans, the Revolving Commitment Termination Date or (ii) in the case of the Letters of Credit, the expiration date thereof, or (b) in each case, the date on which the Revolving Commitments shall have been terminated as provided herein. “Revolving Commitment Reduction Trigger” means the failure of the Credit Parties to deliver to the Administrative Agent by the Revolving Commitment Reduction Trigger Date a duly executed copy of the Purchase and Sale Agreement. “Revolving Commitment Reduction Trigger Date” means May 31, 2019. “Revolving Commitment Termination Date” means the earliest to occur of (a) July 31, 2023; (b) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.11(b)(i); and (c) the date of the termination of the Revolving Commitments pursuant to Section 9.2. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in Letter of Credit Obligations and Swingline Loans at such time. “Revolving Loan” means a Loan made by a Lender to the Borrower pursuant to Section 2.1(a). “Revolving Loan Note” means a promissory note in the form of Exhibit 2.5-1, as it may be amended, supplemented or otherwise modified from time to time. “Revolving Obligations” means the Initial Revolving Loans, the Letter of Credit Obligations and the Swingline364-Day Revolving Loans. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw Hill Corporation, together with its successors. “Sale and Leaseback Transaction” means, with respect to the Borrower or any Subsidiary, any arrangement, directly or indirectly, with any Person (other than a Credit Party) whereby the Borrower or such Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a person or entity resident in or determined to be resident in a country, that is subject to a country sanctions program administered and enforced by OFAC. 38

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC. “SEC” means the United States Securities and Exchange Commission. “Security Agreement” means the security agreement dated as of the Closing Date given by the Credit Parties, as grantors, to the Collateral Agent for the benefit of the holders of the Obligations (as defined therein), and any other security agreements that may be given by any Person pursuant to the terms hereof, in each case as the same may be amended and modified from time to time. “Secured Party Designation Notice” means a notice in the form of Exhibit 1.1 (or other writing in form and substance satisfactory to the Administrative Agent) from a Qualifying Swap Bank or a Qualifying Treasury Management Bank to the Administrative Agent that it holds Obligations entitled to share in the guaranties and collateral interests provided herein in respect of a Secured Swap Agreement or Secured Treasury Management Agreement, as appropriate. “Secured Swap Agreement” means, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate hedging agreements. “Secured Swap Obligations” means all obligations owing to a Qualifying Swap Bank in connection with any Secured Swap Agreement including any and all cancellations, buy backs, reversals, terminations or assignments of any Secured Swap Agreement, any and all renewals, extensions and modifications of any Secured Swap Agreement and any and all substitutions for any Secured Swap Agreement, including all fees, costs, expenses and indemnities, whether primary, secondary, direct, fixed or otherwise (including any monetary obligations incurred during the pendency of any bankruptcy or insolvency proceedings, regardless of whether allowed or allowable in such bankruptcy or insolvency proceedings), in each case, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising. “Secured Treasury Management Agreement”meansanyTreasuryManagement Agreement between any of the Borrower and its Subsidiaries, on the one hand, and a Qualifying Treasury Management Bank, on the other hand. For the avoidance of doubt, a holder of Obligations in respect of a Secured Treasury Management Agreement shall be subject to the provisions of Section 9.3 and 10.10. “Secured Treasury Management Obligations” means all obligations owing to a Qualifying Treasury Management Bank under a Secured Treasury Management Agreement, including all fees, costs, expenses and indemnities, whether primary, secondary, direct, fixed or otherwise (including any monetary obligations incurred during the pendency of any bankruptcy or insolvency proceedings, regardless of whether allowed or allowable in such bankruptcy or insolvency proceedings), in each case, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising. 39

“Securities” means any stock, shares, partnership interests, limited liability company interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement (e.g., stock appreciation rights), options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Securities Account Control Agreement” means an agreement, among a Credit Party, a securities intermediary, and the Collateral Agent, which agreement is in a form acceptable to the Collateral Agent and which provides the Collateral Agent with “control” (as such term is used in Articles 8 and 9 of the UCC) over the securities account(s) described therein, as the same may be as amended, modified, extended, restated, replaced, or supplemented from time to time. “Securitization Transaction” means any financing or factoring or similar transaction (or series of such transactions) entered by the Borrower or any of its Subsidiaries pursuant to which the Borrower or such Subsidiary may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment (the “Securitization Receivables”) to a special purpose subsidiary or affiliate (a “Securitization Subsidiary”) or any other Person. “Security Agreement” means the security agreement dated as of the Closing Date given by the Credit Parties, as grantors, to the Collateral Agent for the benefit of the holders of the Obligations (as defined therein), and any other security agreements that may be given by any Person pursuant to the terms hereof, in each case as the same may be amended and modified from time to time. “Seventh Amendment Effective Date” means June 8, 2020. “Seventh Amendment Fee Letter” means that certain letter agreement dated May 12, 2020 among the Borrower, Regions Bank and Regions Capital Markets, a division of Regions Bank. “Shipping Act” means the Shipping Act of 1916, as amended and consolidated at 46 U.S.C. §55101. “Sixth Amendment” means that certain Sixth Amendment to Credit Agreement dated as of the Sixth Amendment Effective Date, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and Agent. “Sixth Amendment Effective Date” means May 7, 2019. “Sixth Amendment Fee Letter” means that certain letter agreement dated May 7, 2019 among the Borrower, Regions Bank and Regions Capital Markets, a division of Regions Bank. “SMC” means the safety management certificate issued in respect of a Vessel in accordance with Rule 13 of the ISM Code. 40

“Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Credit Party” means, any Credit Party that is, at the time on which the Guaranty (or grant of security interest, as applicable) becomes effective with respect to a Swap Obligation, a corporation, partnership, proprietorship, organization, trust or other entity that would not be an “eligible contract participant” under the Commodity Exchange Act at such time but for the effect of Section 4.8. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than fifty percent (50%) of the total voting power of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person, or the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP, if such statements were prepared as of such date, or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise provided, “Subsidiary” shall refer to a Subsidiary of the Borrower. “Supported QFC” means as defined in Section 11.22. “Swap Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, transactions, transactions, interest rate options, forward foreign exchange transactions, currency swap cross-currency rate swap transactions, currency options, cap transactions, floor collar transactions, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options or warrants to enter into any of the 41 foregoing), whether or not any such transaction is governed by, or otherwise subject to, any master agreement or any netting agreement, and (b) any and all transactions or arrangements of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement (or similar documentation) published from time to time by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such agreement or documentation, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Provider” means any Person that is a party to a Swap Agreement with any of the Borrower or its Subsidiaries. “Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender). “Swingline Lender” means Regions Bank in its capacity as Swingline Lender hereunder, together with its permitted successors and assigns in such capacity. “Swingline Loan” means a Loan made by the Swingline Lender to the Borrower pursuant to Section 2.2. “Swingline Note” means a promissory note in the form of Exhibit 2.5-2, as it may be amended, supplemented or otherwise modified from time to time. “Swingline Rate” means the Base Rate plus the Applicable Margin applicable to Base Rate Loans (or with respect to any Swingline Loan advanced pursuant to an Auto Borrow Agreement, such other rate as separately agreed in writing between the Borrower and the Swingline Lender). “Swingline Sublimit” means, at any time of determination, the lesser of (a) FIVE MILLION DOLLARS ($5,000,000) and (b) the aggregate unused amount of Revolving Commitments then in effect. “Synthetic Lease” means a lease transaction under which the parties intend that (a) the lease will be treated as an “operating lease” by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended and (b) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property. 42

“Target” means T.A.S. Holdings, LLC, a Delaware limited liability company. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” means, as the context so requires, the Initial Term Loan and/or the Fourth Amendment Replacement Term Loan. “Term Loan Commitment Percentage” means, individually or collectively, as the context requires, the Initial Term Loan Commitment Percentage and the Fourth Amendment Replacement Term Loan Commitment Percentage. “Term Loan Commitments” means, individually or collectively, as the context requires, the Initial Term Loan Commitment and the Fourth Amendment Replacement Term Loan Commitment. “Term Loan Maturity Date” means July 31, 2023. “Term Loan Note” means a promissory note in the form of Exhibit 2.5-3, as it may be amended, supplemented or otherwise modified from time to time. “Title Policy” means as defined in Section 7.11(b)(iii). “Total 364-Day Revolving Outstandings” means the aggregate Outstanding Amount of all 364-Day Revolving Loans. “Total Credit Exposure” means, as to any Lender at any time, the Outstanding Amount of the Term Loans of such Lender at such time and, the unused Revolving Commitments and Revolving Credit Exposure of such Lender at such time and the unused 364-Day Revolving Commitments and 364-Day Revolving Credit Exposure of such Lender at such time. “Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans, all Swingline Loans and all Letter of Credit Obligations. “Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, funds transfer, automated clearinghouse, commercial credit cards, purchasing cards, cardless e-payable services, debit cards, stored value cards, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services. “Treasury Management Bank” means any Person that is a party to a Treasury Management Agreement with any of the Borrower or its Subsidiaries. “Type of Loan” means a Base Rate Loan or a LIBOR Loan. 43

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in the State of New York (or any other applicable jurisdiction, as the context may require). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, that includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” or “U.S.” means the United States of America. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Special Resolution Regimes” means as defined in Section 11.22. “U.S. Tax Compliance Certificate” means as defined in Section 3.3(f). “Vessels” means, collectively, each of the vessels set forth on Schedule 6.10(d) which shall be or become subject to the Collateral Agent’s Lien pursuant hereto and, individually, “Vessel” means any of them. “Withholding Agent” means any Credit Party and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Accounting Terms. (a) Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.Financial statements and other information required to be delivered by the Borrower to the Lenders pursuant to clauses (a), (b), (c) and (d) of Section 7.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation. If at any 44 time any change in GAAP or in the consistent application thereof would affect the computation of any financial covenant or requirement set forth in any Credit Document, and either the Borrower or the Required Lenders shall object in writing to determining compliance based on such change, then the Lenders and Borrower shall negotiate in good faith to amend such financial covenant, requirement or applicable defined terms to preserve the original intent thereof in light of such change to GAAP, provided that, until so amended such computations shall continue to be made on a basis consistent with the most recent financial statements delivered pursuant to clauses (a), (b), (c) and (d) of Section 7.1 as to which no such objection has been made. (b) Calculations. Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of the financial covenants in Section 8.8 (other than the Consolidated Fixed Charge Coverage Ratio), including for purposes of determining the Applicable Margin, shall be made on a Pro Forma Basis. (c) FASB ASC 825 and FASB ASC 470-20. Notwithstanding the above, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (d)FASB ASC 842. Notwithstanding the above, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, each lease that is or would be classified and accounted for as (i) an operating lease or (ii) a Capital Lease, in each case, under GAAP as in effect on December 1, 2018 (whether such lease was in effect on December 1, 2018 or such lease is entered into after such date), shall be or shall continue to be classified and accounted for under this Agreement as (x) an operating lease, with respect to the foregoing clause (i), and (y) a Capital Lease, with respect to the foregoing clause (ii), in each case, notwithstanding the effect of FASB ASC 842. Section 1.3 Rules of Interpretation. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Credit Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto”, “herein,” “hereof” and “hereunder,” and words of similar import when used in any Credit Document, shall be construed to refer to such Credit Document in its entirety and not to any particular provision hereof or thereof, (iv) all references in a 45

Credit Document to Sections, Exhibits, Appendices and Schedules shall be construed to refer to Sections of, and Exhibits, Appendices and Schedules to, the Credit Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any references to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) The terms lease and license shall include sub-lease and sub-license. (c) All terms not specifically defined herein or by GAAP, which terms are defined in the UCC, shall have the meanings assigned to them in the UCC of the relevant jurisdiction, with the term “instrument” being that defined under Article 9 of the UCC of such jurisdiction. (d) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”. (e) To the extent that any of the representations and warranties contained in Section 6 under this Agreement or in any of the other Credit Documents is qualified by “Material Adverse Effect”, the qualifier “in all material respects” contained in Section 5.2(c) and the qualifier “in any material respect” contained in Section 9.1(d) shall not apply. (f) Whenever the phrase “to the knowledge of” or words of similar import relating to the knowledge of a Person are used herein or in any other Credit Document, such phrase shall mean and refer to the actual knowledge of the Authorized Officers of such Person. (g)This Agreement and the other Credit Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Credit Parties, and are the product of discussions and negotiations among all parties. Accordingly, this Agreement and the other Credit Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents. (h) Unless otherwise indicated, all references to a specific time shall be construed to Eastern Standard Time or Eastern Daylight Savings Time, as the case may be. Unless otherwise expressly provided herein, all references to dollar amounts and “$” shall mean Dollars. (i) Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such 46 time (after giving effect to any permanent reduction in the stated amount of such Letter of Credit pursuant to the terms of such Letter of Credit); provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. SECTION 2. LOANS AND LETTERS OF CREDIT Section 2.1 Revolving Loans and; Term Loans; 364-Day Revolving Loans. (a) Revolving Loans. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving loans (each such loan, a “Revolving Loan”) to the Borrower in an aggregate amount up to but not exceeding such Lender’s Revolving Commitment; provided, that after giving effect to the making of any Revolving Loan, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Revolving Commitment. Amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed without premium or penalty (subject to Section 3.1(c)) during the Revolving Commitment Period. The Revolving Loans may consist of Base Rate Loans, Adjusted LIBOR Rate Loans, or a combination thereof, as the Borrower may request. Each Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Commitments shall be paid in full no later than such date. (b)Term Loans. (i)Subject to the terms and conditions set forth herein, the Lenders will make advances of their respective Initial Term Loan Commitment Percentages of a term loan (the “Initial Term Loan”) in an amount not to exceed the Initial Term Loan Commitment, which Initial Term Loan will be disbursed to the Borrower in Dollars in a single advance on the Closing Date. The Initial Term Loan may consist of Base Rate Loans, Adjusted LIBOR Rate Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Initial Term Loan may not be reborrowed. Immediately prior to the Fourth Amendment Effective Date, the Initial Term Loan Outstanding Amount was $72,000,000. On the Fourth Amendment Effective Date, the remaining portion of the Initial Term Loan Outstanding Amount, after giving effect to the Fourth Amendment Replacement Transaction ($12,000,000), will be reallocated to the Revolving Commitments and be deemed to be a portion of the Outstanding Amount of the Revolving Loans from and after the Fourth Amendment Effective Date, subject to any Borrowings and prepayments or repayments of Revolving Loans and Swingline Loans, as the case may be, occurring after the Fourth Amendment Effective Date in accordance with the terms of this Agreement (the “Fourth Amendment Reallocation Transaction”).For the avoidance of doubt, on the 47

Fourth Amendment Effective Date, the Initial Term Loan shall be deemed to be paid in full and discharged. (ii) Subject to the terms and conditions set forth herein, the Lenders will make advances of their respective Fourth Amendment Replacement Term Loan Commitment Percentages of a term loan (the “Fourth Amendment Replacement Term Loan”) in an amount not to exceed the Fourth Amendment Replacement Term Loan Commitment, which Fourth Amendment Replacement Term Loan will be deemed to be disbursed to the Borrower in Dollars in a single advance on the Fourth Amendment Effective Date and will replace the Initial Term Loan through a “cashless roll” of the Initial Term Loan. In connection with the deemed disbursement of the Fourth Amendment Replacement Term Loan on the Fourth Amendment Effective Date, $60,000,000 of the Initial Term Loan Outstanding Amount will be deemed to be the Outstanding Amount of the Fourth Amendment Replacement Term Loan from and after the Fourth Amendment Effective Date, subject to the prepayment or repayment of such Outstanding Amount after the Fourth Amendment Effective Date in accordance with the terms of this Agreement (the “Fourth Amendment Replacement Transaction”). The Fourth Amendment Replacement Term Loan may consist of Base Rate Loans, Adjusted LIBOR Rate Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Fourth Amendment Term Loan may not be reborrowed. (c) 364-Day Revolving Loans. (i) During the 364-Day Revolving Commitment Period, subject to the terms and conditions hereof, each 364-Day Revolving Lender severally agrees to make revolving loans (each such loan, a “364-Day Revolving Loan”) to the Borrower in an aggregate amount up to but not exceeding such Lender’s 364-Day Revolving Commitment; provided, that after giving effect to the making of any 364-Day Revolving Loan, (i) the Total 364-Day Revolving Outstandings shall not exceed the Aggregate 364-Day Revolving Commitments, and (ii) the 364-Day Revolving Credit Exposure of any Lender shall not exceed such Lender’s 364-Day Revolving Commitment. Amounts borrowed pursuant to this Section 2.1(c) may be repaid and reborrowed without premium or penalty (subject to Section 3.1(c)) during the 364-Day Revolving Commitment Period. The 364-Day Revolving Loans may consist of Base Rate Loans, Adjusted LIBOR Rate Loans, or a combination thereof, as the Borrower may request. Each Lender’s 364-Day Revolving Commitment shall expire on the 364-Day Revolving Commitment Termination Date and all 364-Day Revolving Loans and all other amounts owed hereunder with respect to the 364-Day Revolving Loans and the 364-Day Revolving Commitments shall be paid in full no later than such date. (d) (c) Mechanics for Revolving Loans and, Term Loans and 364-Day Revolving Loans. (i) All Term Loans and 364-Day Revolving Loans and, except pursuant to Section 2.2(b)(iii), all Revolving Loans shall be made in an aggregate 48 minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount. (ii) Whenever the Borrower desires that the Lenders make a Term Loan, a 364-Day Revolving Loan or a Revolving Loan, the Borrower shall deliver to the Administrative Agent a fully executed Funding Notice no later than (x) 1:00 p.m. at least three (3) Business Days in advance of the proposed Credit Date in the case of an Adjusted LIBOR Rate Loan and (y) 1:00 p.m. at least one (1) Business Day in advance of the proposed Credit Date in the case of a Loan that is a Base Rate Loan. Except as otherwise provided herein, any Funding Notice for any Loans that are Adjusted LIBOR Rate Loans shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to make a borrowing in accordance therewith. (iii) Notice of receipt of each Funding Notice in respect of each Revolving Loan or, Term Loan or 364-Day Revolving Loan, together with the amount of each Lender’s Revolving Commitment Percentage or, Term Loan Commitment Percentage or 364-Day Revolving Commitment Percentage thereof, respectively, if any, together with the applicable interest rate, shall be provided by the Administrative Agent to each applicable Lender by telefacsimile with reasonable promptness, but (provided the Administrative Agent shall have received such notice by 1:00 p.m.) not later than 4:00 p.m. on the same day as the Administrative Agent’s receipt of such notice from the Borrower. (iv)Each Lender shall make its Revolving Commitment Percentage of the requested Revolving Loan, its Term Loan Commitment Percentage of the requested Term Loan, or its Term Loan364-Day Revolving Commitment Percentage of the requested Term364-Day Revolving Loan available to the Administrative Agent not later than 11:00 a.m. on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Administrative Agent’s Principal Office. Except as provided herein, upon satisfaction or waiver of the applicable conditions precedent specified herein, the Administrative Agent shall make the proceeds of such Credit Extension available to the Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all Loans received by the Administrative Agent in connection with the Credit Extension from the Lenders to be credited to the account of the Borrower at the Administrative Agent’s Principal Office or such other account as may be designated in writing to the Administrative Agent by the Borrower. Section 2.2 Swingline Loans. (a) Swingline Loans Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, the Swingline Lender may, in its sole discretion, make Swingline Loans to the Borrower in the aggregate amount up to but not exceeding the Swingline Sublimit; provided, that after giving effect to the making of any Swingline Loan, in no event shall (i) the Total Revolving Outstandings exceed the Aggregate Revolving Commitments and (ii) the Revolving Credit Exposure of any Lender exceed such Lender’s Revolving Commitment. Amounts borrowed pursuant to 49 this Section 2.2 may be repaid and reborrowed during the Revolving Commitment Period. The Swingline Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Swingline Loans and all other amounts owed hereunder with respect to the Swingline Loans and the Revolving Commitments shall be paid in full no later than such date. (b) Borrowing Mechanics for Swingline Loans. (i) Subject to clause (vi) below, whenever the Borrower desires that the Swingline Lender make a Swingline Loan, the Borrower shall deliver to the Administrative Agent a Funding Notice no later than 11:00 a.m. on the proposed Credit Date. Swingline Loan borrowings hereunder shall be made in minimum amounts of $250,000 (or the remaining available amount of the Swingline Sublimit if less) and in integral amounts of $50,000 in excess thereof. (ii) The Swingline Lender shall make the amount of its Swingline Loan available to the Administrative Agent not later than 3:00 p.m. on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Administrative Agent’s Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of such Swingline Loans available to the Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swingline Loans received by the Administrative Agent from the Swingline Lender to be credited to the account of the Borrower at the Administrative Agent’s Principal Office, or to such other account as may be designated in writing to the Administrative Agent by the Borrower. (iii) With respect to any Swingline Loans which have not been voluntarily prepaid by the Borrower pursuant to Section 2.11, the Swingline Lender may at any time in its sole and absolute discretion, deliver to the Administrative Agent (with a copy to the Borrower), no later than 11:00 a.m. on the day of the proposed Credit Date, a notice (which shall be deemed to be a Funding Notice given by a Borrower) requesting that each Lender holding a Revolving Commitment make Revolving Loans that are Base Rate Loans to the Borrower on such Credit Date in an amount equal to the amount of such Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date such notice is given which the Swingline Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by the Lenders other than the Swingline Lender shall be immediately delivered by the Administrative Agent to the Swingline Lender (and not to the Borrower) and applied to repay a corresponding portion of the Refunded Swingline Loans and (2) on the day such Revolving Loans are made, the Swingline Lender’s Revolving Commitment Percentage of the Refunded Swingline Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swingline Lender to the Borrower, and such portion of the Swingline Loans deemed to be so paid shall no longer be outstanding as 50

Swingline Loans and shall no longer be due under the Swingline Note of the Swingline Lender but shall instead constitute part of the Swingline Lender’s outstanding Revolving Loans to the Borrower and shall be due under the Revolving Loan Note issued by the Borrower to the Swingline Lender. The Borrower hereby authorizes the Administrative Agent and the Swingline Lender to charge the Borrower’s accounts with the Administrative Agent and the Swingline Lender (up to the amount available in each such account) in order to immediately pay the Swingline Lender the amount of the Refunded Swingline Loans to the extent the proceeds of such Revolving Loans made by the Lenders, including the Revolving Loans deemed to be made by the Swingline Lender, are insufficient to repay in full the Refunded Swingline Loans. If any portion of any such amount paid (or deemed to be paid) to the Swingline Lender should be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.14. (iv) If for any reason Revolving Loans are not made pursuant to Section 2.2(b)(iii) in an amount sufficient to repay any amounts owed to the Swingline Lender in respect of any outstanding Swingline Loans on or before the third Business Day after demand for payment thereof by the Swingline Lender, each Lender holding a Revolving Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swingline Loans, and in an amount equal to its Revolving Commitment Percentage of the applicable unpaid amount together with accrued interest thereon. On the Business Day that notice is provided by the Swingline Lender (or by 11:00 a.m. on the following Business Day if such notice is provided after 2:00 p.m.), each Lender holding a Revolving Commitment shall deliver to the Swingline Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of the Swingline Lender. In order to evidence such participation each Lender holding a Revolving Commitment agrees to enter into a participation agreement at the request of the Swingline Lender in form and substance reasonably satisfactory to the Swingline Lender. In the event any Lender holding a Revolving Commitment fails to make available to the Swingline Lender the amount of such Lender’s participation as provided in this paragraph, the Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon for three (3) Business Days at the rate customarily used by the Swingline Lender for the correction of errors among banks and thereafter at the Base Rate, as applicable. (v) Notwithstanding anything contained herein to the contrary, (1) each Lender’s obligation to make Revolving Loans for the purpose of repaying any Refunded Swingline Loans pursuant to clause (iii) above and each Lender’s obligation to purchase a participation in any unpaid Swingline Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have 51 against the Swingline Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Credit Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that the Swingline Lender had not received prior notice from the Borrower or the Required Lenders that any of the conditions under Section 5.2 to the making of the applicable Refunded Swingline Loans or other unpaid Swingline Loans were not satisfied at the time such Refunded Swingline Loans or other unpaid Swingline Loans were made; and (2) the Swingline Lender shall not be obligated to make any Swingline Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default, (B) it does not in good faith believe that all conditions under Section 5.2 to the making of such Swingline Loan have been satisfied or waived by the Required Lenders or (C) at a time when a Defaulting Lender exists, unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender’s risk with respect to the Defaulting Lender’s participation in such Swingline Loan, including by Cash Collateralizing such Defaulting Lender’s Revolving Commitment Percentage of the outstanding Swingline Loans in a manner reasonably satisfactory to the Swingline Lender and the Administrative Agent. (vi) Borrower and authorized to, satisfactory to In order to facilitate the borrowing of Swingline Loans, the the Swingline Lender may mutually agree to, and are hereby enter into an auto borrow agreement in form and substance the Swingline Lender and the Administrative Agent (the “Auto Borrow Agreement”) providing for the automatic advance by the Swingline Lender of Swingline Loans under the conditions set forth in the Auto Borrow Agreement, subject to the conditions set forth herein. At any time an Auto Borrow Agreement is in effect, advances under the Auto Borrow Agreement shall be deemed Swingline Loans for all purposes hereof, except that Borrowings of Swingline Loans under the Auto Borrow Agreement shall be made in accordance with the Auto Borrow Agreement. For purposes of determining the Total Revolving Outstandings at any time during which an Auto Borrow Agreement is in effect, the Outstanding Amount of all Swingline Loans shall be deemed to be the sum of the Outstanding Amount of Swingline Loans at such time plus the maximum amount available to be borrowed under such Auto Borrow Agreement at such time. Section 2.3 Issuances of Letters of Credit and Purchase of Participations Therein. (a) Letters of Credit. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Issuing Bank agrees to issue Letters of Credit for the account of the Borrower or any of its Subsidiaries in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided, (i) each Letter of Credit shall be 52 denominated in Dollars; (ii) the stated amount of each Letter of Credit shall not be less than $50,000 or such lesser amount as is acceptable to the applicable Issuing Bank; (iii) after giving effect to such issuance, in no event shall (x) the Total Revolving Outstandings exceed the Aggregate Revolving Commitments, (y) the Revolving Credit Exposure of any Lender exceed such Lender’s Revolving Commitment and (z) the Outstanding Amount of Letter of Credit Obligations exceed the Letter of Credit Sublimit; and (iv) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (1) seven (7) days prior to the Revolving Commitment Termination Date, and (2) the date which is one (1) year from the date of issuance of such standby Letter of Credit. Subject to the foregoing (other than clause (iv)) any Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one (1) year each, unless such Issuing Bank elects not to extend for any such additional period; provided, no Issuing Bank shall extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time such Issuing Bank must elect to allow such extension; provided, further, in the event that any Lender is at such time a Defaulting Lender, unless the applicable Issuing Bank has entered into arrangements satisfactory to such Issuing Bank (in its sole discretion) with the Borrower or such Defaulting Lender to eliminate such Issuing Bank’s Fronting Exposure with respect to such Lender (after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender), including by Cash Collateralizing such Defaulting Lender’s Revolving Commitment Percentage of the Outstanding Amount of the Letter of Credit Obligations in a manner reasonably satisfactory to Agents, such Issuing Bank shall not be obligated to issue or extend any Letter of Credit hereunder. The Issuing Bank may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. (b) Notice of Issuance.Whenever the Borrower desires the issuance of a Letter of Credit, the Borrower shall deliver to the Administrative Agent an Issuance Notice no later than 1:00 p.m. at least three (3) Business Days or such shorter period as may be agreed to by any Issuing Bank in any particular instance, in advance of the proposed date of issuance. Upon satisfaction or waiver of the conditions set forth in Section 5.2, an Issuing Bank shall issue the requested Letter of Credit only in accordance such Issuing Bank’s standard operating procedures (including, without limitation, the delivery by the Borrower of such executed documents and information pertaining to such requested Letter of Credit, including any Issuer Documents, as the applicable Issuing Bank or the Administrative Agent may require). Upon the issuance of any Letter of Credit or amendment or modification to a Letter of Credit, the applicable Issuing Bank shall promptly notify the Administrative Agent and each Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.3(e). (c) Responsibility of Issuing Banks With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the applicable Issuing Bank shall be responsible only to 53 examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between the Borrower and any Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, no Issuing Bank shall be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any Issuing Bank’s rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by any Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not give rise to any liability on the part of such Issuing Bank to any Credit Party. Notwithstanding anything to the contrary contained in this Section 2.3(c), the Borrower shall retain any and all rights it may have against any Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction in a final, non-appealable order. (d) Reimbursement by the Borrower of Amounts Drawn or Paid Under Letters of Credit. In the event an Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify the Borrower and the Administrative Agent, and the Borrower shall reimburse such Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored (the “Reimbursement Date”) in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, anything contained herein to the contrary notwithstanding, (i) unless the Borrower shall have notified the Administrative Agent and the applicable Issuing Bank prior to 11:00 a.m. on the date such drawing is honored that the Borrower intends to reimburse such Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, the Borrower shall be deemed to have given a timely Funding Notice to the Administrative Agent requesting the Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 5.2, the Lenders shall, on the 54

Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the applicable Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of Revolving Loans are not received by the applicable Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, the Borrower shall reimburse such Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this Section 2.3(d) shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth herein, and the Borrower shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.3(d). (e) Lenders’ Purchase of Participations in Letters of Credit.Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from the applicable Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Revolving Commitment Percentage (with respect to the Revolving Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that the Borrower shall fail for any reason to reimburse an Issuing Bank as provided in Section 2.3(d), the applicable Issuing Bank shall promptly notify each Lender of the unreimbursed amount of such honored drawing and of such Lender’s respective participation therein based on such Lender’s Revolving Commitment Percentage. Each Lender shall make available to the applicable Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Bank specified in such notice, not later than 12:00 p.m. on the first Business Day (under the laws of the jurisdiction in which such office of such Issuing Bank is located) after the date notified by such Issuing Bank. In the event that any Lender fails to make available to the applicable Issuing Bank on such Business Day the amount of such Lender’s participation in such Letter of Credit as provided in this Section 2.3(e), such Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three (3) Business Days at the rate customarily used by the applicable Issuing Bank for the correction of errors among banks and thereafter at the Base Rate. Nothing in this Section 2.3(e) shall be deemed to prejudice the right of any Lender to recover from any Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this Section in the event that it is determined that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Bank, as determined by a court of competent jurisdiction in a final, non-appealable order. In the event an Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.3(e) for all or any portion of any drawing honored by such Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.3(e) with respect to such honored drawing such Lender’s Revolving Commitment Percentage of all payments subsequently received by such Issuing Bank from the Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its 55 primary address set forth below its name on Appendix B or at such other address as such Lender may request. (f) Obligations Absolute. The obligation of the Borrower to reimburse the applicable Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by the Lenders pursuant to Section 2.3(d) and the obligations of the Lenders under Section 2.3(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense (other than that such drawing has been repaid) or other right which the Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Bank, a Lender or any other Person or, in the case of a Lender, against the Borrower, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or any of its Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by any Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, or financial condition of the Borrower or any of its Subsidiaries; (vi) any breach hereof or any other Credit Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing; provided, in each case, that payment by the applicable Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Bank under the circumstances in question, as determined by a court of competent jurisdiction in a final, non-appealable order. (g) Indemnification. Without duplication of any obligation of the Credit Parties under Section 11.2, in addition to amounts payable as provided herein, each of the Credit Parties hereby agrees, on a joint and several basis, to protect, indemnify, pay and save harmless each Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable out-of-pocket fees, expenses and disbursements of counsel) which each Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction in a final, non-appealable order, or (2) the wrongful dishonor by such Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of such Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act. (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued, (i) the rules 56 of the ISP shall apply to each Letter of Credit and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit. (i) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary of the Borrower, the Borrower shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of the Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. (j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. Section 2.4 Pro Rata Shares; Availability of Funds. (a) Pro Rata Shares. All Loans shall be made, and all participations purchased, by the Lenders simultaneously and proportionately to their respective pro rata shares of the Loans, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Revolving Commitment or any, Term Loan Commitment or any 364-Day Revolving Commitment, or the portion of the aggregate outstanding principal amount of the Revolving Loans, Term Loans or the Term364-Day Revolving Loans, of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby. (b) Availability of Funds. (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.1(cd) or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.1(cd) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, 57 the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans, plus, in either case, any administrative, processing or similar fees customarily charged by the Administrative Agent in connection therewith. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or each applicable Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or each applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Notices given by the Administrative Agent under this subsection (b) shall be conclusive absent manifest error. Section 2.5 Evidence of Debt; Register; Lenders’ Books and Records; Notes. (a) Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of the Borrower and each other Credit Party to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on the Borrower, absent manifest error; provided, that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Commitment or the Borrower’s obligations in respect of any applicable Loans; and provided, further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern in the absence of demonstrable error therein. 58

(b) Notes. The Borrower shall execute and deliver to each (i) Lender on the Closing Date, the Fourth Amendment Effective Date or the FourthSeventh Amendment Effective Date, as applicable and (ii) Person who is a permitted assignee of such Lender pursuant to Section 11.5, in each case to the extent requested by such Person, a Note or Notes to evidence such Person’s portion of the Revolving Loans, Swingline Loans or, Term Loans or 364-Day Revolving Loans, as applicable. Section 2.6 Scheduled Principal Payments. (a) Revolving Loans. The principal amount of Revolving Loans is due and payable in full on the Revolving Commitment Termination Date. (b) Swingline Loans. The principal amount of the Swingline Loans is due and payable in full on the earlier to occur of (i) the date of demand by the Swingline Lender and (ii) the Revolving Commitment Termination Date. (c) Fourth Amendment Replacement Term Loan. The principal amount of the Fourth Amendment Replacement Term Loan shall be repaid in installments on the date and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.11), unless accelerated sooner pursuant to Section 9: Payment Dates Principal Amortization Payment September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Term Loan Maturity Date $750,000.00 $750,000.00 $750,000.00 $750,000.00 $750,000.00 $750,000.00 $750,000.00 $750,000.00 $1,125,000.00 $1,125,000.00 $1,125,000.00 $1,125,000.00 $1,125,000.00 $1,125,000.00 $1,125,000.00 $1,125,000.00 $1,500,000.00 $1,500,000.00 $1,500,000.00 $1,500,000.00 Outstanding Principal Balance of Term Loan 59

(d) 364-Day Revolving Loans. The principal amount of 364-Day Revolving Loans is due and payable in full on the 364-Day Revolving Commitment Termination Date. Section 2.7 Interest on Loans. (a) Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows: (i) in the case of Revolving Loans or, the Fourth Amendment Replacement Term Loan or 364-Day Revolving Loans: (A) referencing Margin; or if a Base Rate Loan (including a Base Rate Loan the LIBOR Index Rate), the Base Rate plus the Applicable (B) if an Adjusted LIBOR Rate Loan, the Adjusted LIBOR Rate plus the Applicable Margin; and (ii) in the case of Swingline Loans, at the Swingline Rate (or with respect to any Swingline Loan advanced pursuant to an Auto Borrow Agreement, such other rate as separately agreed in writing between the Borrower and the Swingline Lender). (b) The basis for determining the rate of interest with respect to any Loan (except a Swingline Loan, which may only be made and maintained at the Swingline Rate (unless and until converted into a Revolving Loan pursuant to the terms and conditions hereof), and the Interest Period with respect to any Adjusted LIBOR Rate Loan, shall be selected by the Borrower and notified to the Administrative Agent and the Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to the Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day (i) if such Loan is an Adjusted LIBOR Rate Loan, such Loan shall become a Base Rate Loan and (ii) if such Loan is a Base Rate Loan, such Loan shall remain a Base Rate Loan. (c) In connection with Adjusted LIBOR Rate Loans, there shall be no more than eight (8) Interest Periods outstanding at any time. In the event the Borrower fails to specify between a Base Rate Loan or an Adjusted LIBOR Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (i) if outstanding as an Adjusted LIBOR Rate Loan, will be automatically converted into a Base Rate Loan on the last day of the then-current Interest Period for such Loan, and (ii) if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. In the event the Borrower fails to specify an Interest Period for any Adjusted LIBOR Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, the Borrower shall be deemed to have selected an Interest Period of one (1) month. As 60 soon as practicable after 10:00 a.m. on each Interest Rate Determination Date and each Index Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to each of the LIBOR Loans for which an interest rate is then being determined (and for the applicable Interest Period in the case of Adjusted LIBOR Rate Loans) and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and each Lender. (d)Interest payable pursuant to this Section 2.7 shall be computed on the basis of (i) for interest at the Base Rate (including Base Rate Loans determined by reference to the LIBOR Index Rate), year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, and (ii) for all other computations of fees and interest, a year of three hundred sixty (360) days, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from an Adjusted LIBOR Rate Loan, the date of conversion of such Adjusted LIBOR Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to an Adjusted LIBOR Rate Loan, the date of conversion of such Base Rate Loan to such Adjusted LIBOR Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one (1) day’s interest shall be paid on that Loan. (e)If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the Lenders promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code or other Debtor Relief Law, automatically and without further action by the Administrative Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This subsection (e) shall not limit the rights of the Administrative Agent or any Lender, as the case may be, under any other provision of this Agreement. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations. (f) Except as otherwise set forth herein, interest on each Loan shall accrue on a daily basis and shall be payable in arrears on and to (i) each Interest Payment Date applicable to that Loan; (ii) upon any prepayment of that Loan (other than a voluntary prepayment of a Revolving Loan or, Term Loan or 364-Day Revolving Loan which interest shall be payable in accordance with clause (i) above), to the extent accrued on the amount being prepaid; and (iii) at maturity, including final maturity. 61

(g) The Borrower agrees to pay to the applicable Issuing Bank, with respect to drawings honored under any Letter of Credit issued by such Issuing Bank, interest on the amount paid by the Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of the Borrower at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans, and (ii) thereafter, a rate which is the lesser of (y) two percent (2%) per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans, and (z) the Highest Lawful Rate. (h) Interest payable pursuant to Section 2.7(g) shall be computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by the Issuing Bank of any payment of interest pursuant to Section 2.7(g), the Issuing Bank shall distribute to each Lender, out of the interest received by the Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which the Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event the Issuing Bank shall have been reimbursed by the Lenders for all or any portion of such honored drawing, the Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under Section 2.3(e) with respect to such honored drawing such Lender’s Revolving Commitment Percentage of any interest received by the Issuing Bank in respect of that portion of such honored drawing so reimbursed by the Lenders for the period from the date on which the Issuing Bank was so reimbursed by the Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by the Borrower. Section 2.8 Conversion/Continuation. (a) So long as no Default or Event of Default shall have occurred and then be continuing or would result therefrom, the Borrower shall have the option: (i) to convert at any time all or any part of any Loan equal to $100,000 and integral multiples of $50,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, an Adjusted LIBOR Rate Loan may only be converted on the expiration of the Interest Period applicable to such Adjusted LIBOR Rate Loan unless the Borrower shall pay all amounts due under Section 3.1(c) in connection with any such conversion; or (ii) upon the expiration of any Interest Period applicable to any Adjusted LIBOR Rate Loan, to continue all or any portion of such Loan as an Adjusted LIBOR Rate Loan. 62

(b) The Borrower shall deliver a Conversion/Continuation Notice to the Administrative Agent no later than 1:00 p.m. at least three (3) Business Days in advance of the proposed Conversion/Continuation Date. Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Adjusted LIBOR Rate Loans (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to effect a conversion or continuation in accordance therewith. Section 2.9 Default Rate of Interest. (a) If any amount of principal of any Loan is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (b) If any amount (other than principal of any Loan) payable by the Borrower under any Credit Document is not paid when due (after the expiration of any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then at the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (c) During the continuance of an Event of Default under Section 9.1(f) or Section 9.1(g), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (d) During the continuance of an Event of Default other than an Event of Default under Section 9.1(f) or Section 9.1(g), the Borrower shall, at the request of the Required Lenders, pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (e) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (f) In the case of any Adjusted LIBOR Rate Loan, upon the expiration of the Interest Period in effect at the time the Default Rate of interest is effective, each such Adjusted LIBOR Rate Loan shall thereupon become a Base Rate Loan and shall thereafter bear interest at the Default Rate then in effect for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.9 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender. Section 2.10Fees. (a) Commitment Fee. 63

(i) Revolving Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its RevolvingCommitmentPercentage,acommitmentfee(the“Revolving Commitment Fee”) equal to the Applicable Margin of the actual daily amount by whichtheAggregateRevolvingCommitmentsexceedsexceed theTotal Revolving Outstandings, subject to adjustments as provided in Section 2.16. The Revolving Commitment Fee shall accrue at all times during the Revolving Commitment Period, including at any time during which one or more of the conditions in Section 5 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date; provided that (1) no Revolving Commitment Fee shall accrue on any of the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) any Revolving Commitment Fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender.The Revolving Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. For purposes hereof, Swingline Loans shall not be counted toward or be considered as usage of the Aggregate Revolving Commitments. (ii) 364-Day Revolving Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its 364-Day Revolving Commitment Percentage, a commitment fee (the “364-Day Revolving Commitment Fee”; and together with the Revolving Commitment Fee, the “Commitment Fee”) equal to the Applicable Margin of the actual daily amount by which the Aggregate 364-Day Revolving Commitments exceed the Total 364-Day Revolving Outstandings, subject to adjustments as provided in Section 2.16. The 364-Day Revolving Commitment Fee shall accrue at all times during the 364-Day Revolving Commitment Period, including at any time during which one or more of the conditions in Section 5 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Seventh Amendment Effective Date, and on the 364-Day Revolving Commitment Termination Date; provided that (1) no 364-Day Revolving Commitment Fee shall accrue on any of the 364-Day Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) any 364-Day Revolving Commitment Fee accrued with respect to the 364-Day Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender.The 364-Day Revolving Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual 64 daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. (b)Letter of Credit Fees. (i)Commercial and Standby Letter of Credit Fees.The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Revolving Commitment Percentage (A) a Letter of Credit fee for each commercial Letter of Credit equal to one-quarter of one percent (0.25%) per annum multiplied by the daily maximum amount available to be drawn under such Letter of Credit, and (B) a Letter of Credit fee for each standby Letter of Credit equal to the Applicable Margin multiplied by the daily maximum amount available to be drawn under such Letter of Credit (collectively, the “Letter of Credit Fees”). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.3(i). The Letter of Credit Fees shall be computed on a quarterly basis in arrears, and shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the expiration date thereof and thereafter on demand; provided that (1) no Letter of Credit Fees shall accrue in favor of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) any Letter of Credit Fees accrued in favor of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender. If there is any change in the Applicable Margin during any quarter, the daily maximum amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. Notwithstanding anything to the contrary contained herein, during the continuance of an Event of Default under Sections 9.1(f) and (g), all Letter of Credit Fees shall accrue at the Default Rate, and during the continuance of an Event of Default other than an Event of Default under Sections 9.1(f) or (g), then upon the request of the Required Lenders, all Letter of Credit Fees shall accrue at the Default Rate. (ii)Fronting Fee and Documentary and Processing Charges Payable to Issuing Bank. The Borrower shall pay directly to each Issuing Bank for its own account a fronting fee (A) with respect to each commercial Letter of Credit or any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Borrower and the applicable Issuing Bank, computed on the amount of such commercial Letter of Credit or the amount of such increase, as applicable, and payable upon the issuance of such commercial Letter of Credit or effectiveness of such amendment, as applicable, and (B) with respect to each standby Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall 65 be due and payable on the last Business Day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on its expiration date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.3(i). In addition, the Borrower shall pay directly to the Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (c)Other Fees.The Borrower shall pay to Regions Capital Markets, a division of Regions Bank, and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter and, the Fourth Amendment Fee Letter, the Fifth Amendment Fee Letter, the Sixth Amendment Fee Letter and the Seventh Amendment Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever, except to the extent set forth in the Fee Letter, Fourth Amendment Fee Letter, the Fifth Amendment Fee Letter, the Sixth Amendment Fee Letter or the FourthSeventh Amendment Fee Letter, as applicable. Section 2.11Prepayments/Commitment Reductions. (a) Voluntary Prepayments. (i) Any time and from time to time, the Loans may be repaid in whole or in part without premium or penalty (subject to Section 3.1): (A) with respect to Base Rate Loans (including Base Rate Loans referencing the LIBOR Index Rate), the Borrower may prepay any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount; (B)with respect to Adjusted LIBOR Rate Loans, the Borrower may prepay any such Loans on any Business Day in whole or in part (together with any amounts due pursuant to Section 3.1(c)) in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount; and (C) with respect to Swingline Loans, the Borrower may prepay any such Loans on any Business Day in whole or in part in any amount; (ii) All such prepayments shall be made: (A) upon written or telephonic notice on the date of prepayment in the case of Base Rate Loans or Swingline Loans; and 66

(B) upon not less than three (3) Business Days’ prior written or telephonic notice in the case of Adjusted LIBOR Rate Loans; in each case given to the Administrative Agent, or the Swingline Lender, as the case may be, by 11:00 a.m. on the date required and, if given by telephone, promptly confirmed in writing to the Administrative Agent (and the Administrative Agent will promptly transmit such telephonic or original notice for a Credit Extension by telefacsimile or telephone to each Lender). Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. prepayment shall be applied as specified in Section 2.12(a). Any such voluntary (b)Voluntary Commitment Reductions. (i) Revolving Commitments. The Borrower may, from time to time upon not less than three (3) Business Days’ prior written or telephonic notice confirmed in writing to the Administrative Agent (which original written or telephonic notice the Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part (i) the Revolving Commitments (ratably among the Lenders in accordance with their respective commitment percentage thereof); provided, (A) any such partial reduction of the Revolving Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount, (B) the Borrower shall not terminate or reduce the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate Total Revolving Outstandings exceed the Aggregate Revolving Commitments and (C) if, after giving effect to any reduction of the Aggregate Revolving Commitments, the Letter of Credit Sublimit and/or the Swingline Sublimit exceed the amount of the Aggregate Revolving Commitments, the Letter of Credit Sublimit and/or the Swingline Sublimit, as applicable, shall be automatically reduced by the amount of such excess. (ii) 364-Day Revolving Commitments. The Borrower may, from time to time, upon not less than three (3) Business Days’ prior written or telephonic notice confirmed in writing to the Administrative Agent (which original written or telephonic notice the Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part (i) the 364-Day Revolving Commitments (ratably among the Lenders in accordance with their respective commitment percentage thereof); provided, (A) any such partial reduction of the 364-Day Revolving Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount and (B) the Borrower shall not terminate or reduce the Aggregate 364-Day Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate Total 364-Day Revolving Outstandings exceed the Aggregate 364-Day Revolving Commitments. 67

(iii) (ii) Notices. The Borrower’s notice to the Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Commitments or 364-Day Revolving Commitments, as applicable, shall be effective on the date specified in the Borrower’s notice and shall reduce the Revolving Commitments or 364-Day Revolving Commitments, as applicable, of each Lender proportionately to its Revolving Commitment Percentage or 364-Day Revolving Commitment Percentage thereof. (c) Mandatory Prepayments. (i)Revolving Commitments. If at any time (A) the Total Revolving Outstandings shall exceed the Aggregate Revolving Commitments, (B) the Outstanding Amount of Letter of Credit Obligations shall exceed the Letter of Credit Sublimit, or (C) the Outstanding Amount of Swingline Loans shall exceed the Swingline Sublimit, immediate prepayment will be made on or in respect of the Initial Revolving Obligations in an amount equal to such excess; provided, however, that, except with respect to clause (B), Letter of Credit Obligations will not be Cash Collateralized hereunder until the Revolving Loans and Swingline Loans have been paid in full. (ii) 364-Day Revolving Commitments. If at any time the Total 364-Day Revolving Outstandings shall exceed the Aggregate 364-Day Revolving Commitments, immediate prepayment will be made on or in respect of the 364-Day Revolving Loans in an amount equal to such excess. (iii) (ii) Asset Sales and Involuntary Dispositions. Prepayment will be made on the Obligations on the Business Day following receipt of Net Cash Proceeds required to be prepaid pursuant to the provisions hereof in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received from any Asset Sale or Involuntary Disposition by the Borrower or any of its Subsidiaries; provided, however, that, so long as no Default or Event of Default has occurred and is continuing, such Net Cash Proceeds shall not be required to be so applied until the aggregate amount of the Net Cash Proceeds derived from (x) any single Asset Sale or Involuntary Disposition is equal to or greater than $250,000 or (y) all Asset Sales or Involuntary Dispositions, inclusive of any Asset Sales or Involuntary Dispositions consummated in reliance on the foregoing clause (x), in any single fiscal year of the Borrower is equal to or greater than $4,000,000. (iv) (iii) Debt Transactions. Prepayment will be made on the Obligations in an amount equal to one hundred percent (100%) of the Net Cash Proceeds from any Debt Transactions on the Business Day following receipt thereof. (v) (iv) Equity Transactions. Prepayment will be made on the Obligations in an amount equal to fifty percent (50%) of the Net Cash Proceeds from any Equity Transactions on the Business Day following receipt thereof. 68

(vi) (v) Excess Cash Flow. Solely to the extent Consolidated Leverage Ratio is greater than or equal to 2.50 to 1.00, prepayment will be made on the Obligations, on the Business Day following delivery of each annual Compliance Certificate delivered under Section 7.1(c), commencing with the Fiscal Year ending December 31, 2018, in an amount equal to the difference of (xw) fifty percent (50%) of Consolidated Excess Cash Flow for the immediately preceding Fiscal Year minus (yx) optional prepayments of Term Loans minus (y) optional prepayments of Revolving Loans for which there has been a permanent reduction of Revolving Commitments pursuant to Section 2.11(b)(i) in the amount of such optional prepayment of Revolving Loans minus (z) optional prepayments of 364-Day Revolving Loans for which there has been a permanent reduction of 364-Day Revolving Commitments pursuant to Section 2.11(b)(ii) in the amount of such optional prepayment of 364-Day Revolving Loans. Section 2.12Application of Prepayments.Within each Loan, prepayments will be applied first to Base Rate Loans, then to LIBOR Loans in direct order of Interest Period maturities. In addition: (a) Voluntary Prepayments. Voluntary prepayments will be applied as specified by the Borrower; provided that in the case of prepayments on the Term Loans, (i) the prepayment will be applied ratably to the Term Loans then outstanding and (bii) with respect to each Term Loan then outstanding, the prepayments will be applied to remaining principal installments thereunder in inverse order of maturity. (b) follows: Mandatory Prepayments. Mandatory prepayments will be applied as (i) Mandatory prepayments in respect of the Revolving Commitments under Section 2.11(c)(i) above shall be applied to the respective Initial Revolving Obligations as appropriate but without a permanent reduction thereof. (ii) Mandatory prepayments in respect of the 364-Day Revolving Commitments under Section 2.11(c)(ii) above shall be applied to the respective 364-Day Revolving Loans as appropriate but without a permanent reduction thereof. (iii) (ii) Mandatory prepayments in respect of Asset Sales and Involuntary Dispositions under Section 2.11(c)(iiiii) above, Debt Transactions under Section 2.11(c)(iiiiv), Equity Transactions under Section 2.11(c)(iv), Securitization Transactions under Section 2.11(c)(v), and Consolidated Excess Cash Flow under Section 2.11(c)(vi) shall be applied as follows: first, ratably to the Term Loans, until paid in full, and then to the Revolving Obligations without a permanent reduction thereof. Mandatory prepayments with respect to each of the Term Loans will be applied to remaining principal installments thereunder in inverse order of maturity. (c) Prepayments on the Obligations will be paid by the Administrative Agent to the Lenders ratably in accordance with their respective interests therein (except for 69

Defaulting Lenders where their share will be applied as provided in Section 2.16(a)(ii) hereof). Section 2.13General Provisions Regarding Payments. (a) All payments by the Borrower of principal, interest, fees and other Obligations hereunder or under any other Credit Document shall be made in Dollars in immediately available funds, without defense, recoupment, setoff or counterclaim, free of any restriction or condition. The Administrative Agent shall, and the Borrower hereby authorizes the Administrative Agent to, debit a deposit account of the Borrower or any of its Subsidiaries held with the Administrative Agent or any of its Affiliates and designated for such purpose by the Borrower or such Subsidiary in order to cause timely payment to be made to the Administrative Agent of all principal, interest and fees due hereunder or under any other Credit Document (subject to sufficient funds being available in its accounts for that purpose). (b) In the event that the Administrative Agent is unable to debit a deposit account of the Borrower or any of its Subsidiaries held with the Administrative Agent or any of its Affiliates in order to cause timely payment to be made to the Administrative Agent of all principal, interest and fees due hereunder or any other Credit Document (including because insufficient funds are available in its accounts for that purpose), payments hereunder and under any other Credit Document shall be delivered to the Administrative Agent, for the account of the Lenders, not later than 2:00 p.m. on the date due at the Principal Office of the Administrative Agent or via wire transfer of immediately available funds to an account designated by the Administrative Agent (or at such other location as may be designated in writing by the Administrative Agent from time to time); for purposes of computing interest and fees, funds received by the Administrative Agent after that time on such due date shall be deemed to have been paid by the Borrower on the next Business Day. (c) All payments in respect of the principal amount of any Loan (other than voluntary repayments of Revolving Loans or 364-Day Revolving Loans) shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal. (d) The Administrative Agent shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s applicable pro rata share of all payments and prepayments of principal and interest due to such Lender hereunder, together with all other amounts due with respect thereto, including all fees payable with respect thereto, to the extent received by the Administrative Agent. (e) Notwithstandingthe foregoingprovisions hereof,if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its pro rata share of any Adjusted LIBOR Rate Loans, the Administrative Agent shall give effect thereto in apportioning payments received thereafter. 70

(f) Subject to the provisos set forth in the definition of “Interest Period,” whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the Commitment Fee hereunder, but such payment shall be deemed to have been made on the date therefor for all other purposes hereunder. (g) The Administrative Agent may, but shall not be obligated to, deem any payment by or on behalf of the Borrower hereunder that is not made in same day funds prior to 2:00 p.m. to be a non-conforming payment. Any such payment shall not be deemed to have been received by the Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to the Borrower and applicable Lender (confirmed in writing) if any payment is non-conforming. The each Any non-conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 9.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the Default Rate (unless otherwise provided by the Required Lenders) from the date such amount was due and payable until the date such amount is paid in full. Section 2.14Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii)the provisions of this Section shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) any amounts applied by the Swingline Lender to outstanding Swingline Loans, (C) any amounts applied to Letter of Credit Obligations by any Issuing Bank or Swingline Loans by the Swingline Lender, as appropriate, from Cash Collateral provided under Section 2.15 or Section 2.16, or (D) any payment obtained by a Lender as consideration for the 71 assignment of or sale of a participation in any of its Loans or participations in Letter of Credit Obligations, Swingline Loans or other obligations hereunder to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply). Each of the Credit Parties consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation. (b) Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize each applicable Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender in an amount sufficient to cover the applicable Fronting Exposure (after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender).Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Banks, and agrees to maintain, a perfected first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.15 or Section 2.16 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.15 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Issuing Bank that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Credit Party shall not be released during the continuance of a Default or Event of Default (and 72 following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 9.3) but shall be released upon the cure, termination or waiver of such Default or Event of Default in accordance with the terms of this Agreement, and (y) the Person providing Cash Collateral and any Issuing Bank or Swingline Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. Section 2.15Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.4(a)(iii). (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amount (other than fees which any Defaulting Lender is not entitled to receive pursuant to Section 2.16(a)(iii)) received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 9 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.3), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to any Issuing Bank or the Swingline Lender hereunder; third, to Cash Collateralize the Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Bank’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting 73

Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or Letter of Credit Borrowings were made at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to the pay the Loans of, and Letter of Credit Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Borrowings owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swingline Loans are held by the Lenders pro rata in accordance with their Revolving Commitments without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to (and the underlying obligations satisfied to the extent of such payment) and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A)Such Defaulting Lender shall not be entitled to receive any Commitment Fee, any fees with respect to Letters of Credit (except as provided in clause (b) below) or any other fees hereunder for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15. (C) With respect to any fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Bank and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. 74

(iv)Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 5.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure at such time to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v)Cash Collateral, Repayment of Swingline Loans. Ifthe reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize each Issuing Banks’ Fronting Exposure in accordance with the procedures set forth in Section 2.15. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Swingline Lender and each Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Revolving Commitments (without giving effect to Section 2.16(a)(iv), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c)New Swingline Loans/Letters of Credit.So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan, and (ii) no Issuing Bank shall be required to issue, extend, renew 75 or increase any Letter of Credit unless it is satisfied that it willhave no Fronting Exposure after giving effect thereto. Section 2.16Removal or Replacement of Lenders. If (a) any Lender requests compensation under Section 3.2, (b) any Credit Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.3, (c) any Lender gives notice of an inability to fund LIBOR Loans under Section 3.1(b), (d) any Lender is a Defaulting Lender, or (e) any Lender (a “Non-Consenting Lender”) does not consent (including by way of a failure to respond in writing to a proposed amendment, consent or waiver by the date and time specified by the Administrative Agent) to a proposed amendment, consent, change, waiver, discharge or termination hereunder or with respect to any Credit Document that has been approved by the Required Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.5, all of its interests, rights (other than its rights under Section 3.2, Section 3.3 and Section 11.2) and obligations under this Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.5(b)(iv); (ii)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letter of Credit Borrowings, as applicable, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.1(c)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii)in the case of any such assignment resulting from a claim for compensation under Section 3.2 or payments required to be made pursuant to Section 3.3, such assignment is reasonably expected to result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) inthecaseofanysuchassignmentresultingfroma Non-Consenting Lender’s failure to consent to a proposed amendment, consent, change, waiver, discharge or termination, the successor replacement Lender shall have consented to the proposed amendment, consent, change, waiver, discharge or termination. Each Lender agrees that in the event it, or its interests in the Loans and obligations hereunder, shall become subject to the replacement and removal provisions of this Section, it will cooperate with the Borrower and the Administrative Agent to give effect to the provisions hereof, including execution and delivery of an Assignment Agreement in connection therewith, 76 but the replacement and removal provisions of this Section shall be effective regardless of whether an Assignment Agreement shall have been given. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 3. YIELD PROTECTION Section 3.1 Making or Maintaining LIBOR Loans. (a) Inability to Determine Applicable Interest Rate.In the event that the Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date or any Index Rate Determination Date with respect to any LIBOR Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such LIBOR Loans on the basis provided for in the definition of Adjusted LIBOR Rate or LIBOR Index Rate, as applicable, the Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, LIBOR Loans until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by the Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by the Borrower and such Loans shall be automatically made or continued as, or converted to, as applicable, Base Rate Loans without reference to the LIBOR Index Rate component of the Base Rate. (b) Illegality or Impracticability of LIBOR Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with the Borrower and the Administrative Agent) that the making, maintaining or continuation of its LIBOR Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, LIBOR Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a LIBOR Loan then being requested by the Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make 77 such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan without reference to the LIBOR Index Rate component of the Base Rate, (3) the Affected Lender’s obligation to maintain its outstanding LIBOR Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans without reference to the LIBOR Index Rate component of the Base Rate on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a LIBOR Loan then being requested by the Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Borrower shall have the option, subject to the provisions of Section 3.1(a), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to the Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission the Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 3.1(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, LIBOR Loans in accordance with the terms hereof. (c) Compensation for Breakage or Non-Commencement of Interest Periods. The Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable out-of-pocket losses, expenses and liabilities (including any interest paid or calculated to be due and payable by such Lender to lenders of funds borrowed by it to make or carry its Adjusted LIBOR Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender sustains: (i) if for any reason (other than a default by such Lender) a borrowing of any Adjusted LIBOR Rate Loans does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Adjusted LIBOR Rate Loans does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Adjusted LIBOR Rate Loans occurs on any day other than the last day of an Interest Period applicable to that Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), including as a result of an assignment in connection with the replacement of a Lender pursuant to Section 2.17; or (iii) if any prepayment of any of its Adjusted LIBOR Rate Loans is not made on any date specified in a notice of prepayment given by the Borrower. (d) Booking of LIBOR Loans.Any Lender may make, carry or transfer LIBOR Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender. (e) Assumptions Concerning Funding of Adjusted LIBOR Rate Loans. Calculation of all amounts payable to a Lender under this Section 3.1 and under Section 3.2 shall be made as though such Lender had actually funded each of its relevant 78

Adjusted LIBOR Rate Loans through the purchase of a LIBOR deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted LIBOR Rate in an amount equal to the amount of such Adjusted LIBOR Rate Loans and having a maturity comparable to the relevant Interest Period and through the transfer of such LIBOR deposit from an offshore office of such Lender to a domestic office of such Lender in the United States; provided, however, each Lender may fund each of its Adjusted LIBOR Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 3.1 and under Section 3.2. (f)Certificates for Reimbursement. A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender, as specified in paragraph (c) of this Section and the circumstances giving rise thereto shall be delivered to the Borrower and shall be conclusive absent manifest error. In the absence of any such manifest error, the Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (g) Delay in Requests. The Borrower shall not be required to compensate a Lender pursuant to this Section for any such amounts incurred more than six (6) months prior to the date that such Lender delivers to the Borrower the certificate referenced in Section 3.1(f). Section 3.2 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted LIBOR Rate or the LIBOR Index Rate) or any Issuing Bank; (ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of 79 maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, Issuing Bank or other Recipient, the Borrower will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital and Liquidity Requirements. If any Lender, any Issuing Bank or the Swingline Lender (for purposes hereof, may be referred to collectively as “the Lenders” or a “Lender”) determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity ratios or requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the commitments of such Lender hereunder or the Loans made by, or participations in Letters of Credit and Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and the circumstances giving rise thereto shall be delivered to the Borrower and shall be conclusive absent manifest error. In the absence of any such manifest error, the Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d)Delay in Requests.Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or such Issuing Bank, as the case may be, delivers to the Borrower the certificate referenced in Section 3.2(c) and notifies the Borrower of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 80

Section 3.3 Taxes. (a) Issuing Banks. For purposes of this Section 3.3, the term “Lender” shall include any Issuing Bank and the term “Applicable Law” shall include FATCA. (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Credit Party hereunder or under any other Credit Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Tax Indemnification.(i) The Credit Parties shall jointly and severally indemnify each Recipient and shall make payment in respect thereof within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (ii)Each Lender shall severally indemnify the Administrative Agent within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.5(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental 81

Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (ii). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of a return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request 82 of the Borrower or the Administrative Agent), whichever of the following is applicable: (iii) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (iv) executed originals of IRS Form W-8ECI; (v) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 3.3-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E; or (vi) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.3-2 or Exhibit 3.3-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.3-4 on behalf of each such direct and indirect partner; (A) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and 83

(B) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. Unless required by Applicable Law, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any indemnified party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of the indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make 84 available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 3.3 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document. Section 3.4 Mitigation Obligations; Designation of a Different Lending Office. If any Lender requests compensation under Section 3.2, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.3, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.2 or Section 3.3, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. SECTION 4. GUARANTY Section 4.1The Guaranty. Each of the Guarantors hereby jointly and severally guarantees to the Administrative Agent, the Lenders, the Qualifying Swap Providers, the Qualifying Treasury Management Banks and the other holders of the Obligations as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations (the “Guaranteed Obligations”) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents, Swap Agreements, Treasury Management Agreements or other documents relating to the Obligations, (a) the obligations of each Guarantor under this Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law and (b) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor. Section 4.2 Obligations Unconditional. 85

The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, Swap Agreements or Treasury Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by Applicable Law, irrespective of any law or regulation or other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 4 until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Swap Agreement between any Credit Party and any Swap Provider, or any Treasury Management Agreement between any Credit Party and any Treasury Management Bank, or any other agreement or instrument referred to in the Credit Documents, such Swap Agreements or such Treasury Management Agreements shall be done or omitted; (c)the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Swap Agreement between any Credit Party and any Swap Provider or any Treasury Management Agreement between any Credit Party and any Treasury Management Bank, or any other agreement or instrument referred to in the Credit Documents, such Swap Agreements or such Treasury Management Agreements shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d)any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor). 86

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Swap Agreement between any Credit Party and any Swap Provider or any Treasury Management Agreement between any Credit Party and any Treasury Management Bank, or any other agreement or instrument referred to in the Credit Documents, such Swap Agreements or such Treasury Management Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations. Section 4.3 Reinstatement. The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. Section 4.4 Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6. Section 4.5 Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof. Section 4.6 Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as 87 permitted under Applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Credit Documents and no Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated. Section 4.7 Guarantee of Payment; Continuing Guarantee. The guarantee in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising. Section 4.8 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Credit Party to honor all of such Specified Credit Party’s obligations under the Guaranty and the Collateral Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 4.8 for the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 4, voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 4.8 shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid and performed in full and the commitments relating thereto have expired or terminated, or, with respect to any Guarantor, if earlier, such Guarantor is released from its Guaranteed Obligations in accordance with Section 10.10(a). Each Qualified ECP Guarantor intends that this Section 4.8 constitute, and this Section 4.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act. SECTION 5. CONDITIONS PRECEDENT Section 5.1Conditions Precedent to Initial Credit Extensions. The obligation of each Lender to make a Credit Extension on the Closing Date is subject to the satisfaction of the following conditions on or before the Closing Date: (a) Executed Credit Documents.Receipt by the Administrative Agent of executed counterparts of this Agreement and the other Credit Documents, in each case, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders and duly executed by the appropriate parties thereto. (b) following: Organizational Documents. Receipt by the Administrative Agent of the (i) Charter Documents. Copies of articles of incorporation, certificate of organization or formation, or other like document for each of the Credit Parties certified as of a recent date by the appropriate Governmental Authority. 88

(ii) Organizational Documents Certificate. (A) Copies of bylaws, operating agreement, partnership agreement or like document, (B) copies of resolutions approving the transactions contemplated in connection with the financing and authorizing execution and delivery of the Credit Documents, and (C) incumbency certificates, for each of the Credit Parties, in each case certified by an Authorized Officer in form and substance reasonably satisfactory to the Administrative Agent. (iii)Good Standing Certificate. Copies of certificates of good standing, existence or the like of a recent date for each of the Credit Parties from the appropriateGovernmentalAuthorityofitsjurisdictionofformationor organization. (iv) Closing Certificate. A certificate from an Authorized Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, confirming, among other things, (A) all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and the other Credit Parties, if any, in connection with thisAgreement and the other Credit Documents and the transactions contemplated herein and therein have been obtained and are in full force and effect, (B) no investigation or inquiry by any Governmental Authority regarding thisAgreement and the other Credit Documents and the transactions contemplated herein and therein is ongoing, (C) the financings and the transactions contemplated by this Agreement and the other Credit Documents shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations), (D) since the date of the most-recent annual audited financial statements for the Borrower, there has been no event or circumstance which could be reasonably expected to have a Material Adverse Effect, (E) (x) the most-recent annual audited financial statements, (y) the internally prepared quarterly financial statements of the Credit Parties and their Subsidiaries (other than the Target) on a combined basis for the fiscal quarter ending on June 30, 2015 and (z) the internally prepared quarterly financial statements of the Target and its Subsidiaries (on a combined basis for the fiscal quarter ending on June 30, 2015, in each case, were prepared in accordance with GAAP consistently applied, except as noted therein and fairly present in all material respects the financial condition and results from operations of the Borrower and its Subsidiaries, and (F) the Borrower, individually, and the Borrower and its Subsidiaries, taken as a whole, are Solvent after giving effect to the transactions contemplated hereby and the incurrence of Indebtedness related thereto. (c)Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of counsel for each of the Credit Parties, including, among other things, opinions regarding the due authorization, execution and delivery of the Credit Documents and the enforceability thereof. 89

(d) following: Personal Property Collateral. Receipt by the Collateral Agent of the (i)UCC Searches. (A) Searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Collateral Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (B) tax lien and judgment searches; (ii)Intellectual Property Searches. Searchesofownershipof IntellectualPropertyintheappropriategovernmentalofficesandsuch patent/trademark/copyright filings as requested by the Collateral Agent in order to perfect the Collateral Agent’s security interest in the Intellectual Property; (iii) UCC Financing Statements. Such UCC financing statements necessary or appropriate to perfect the security interests in the personal property collateral, as determined by the Collateral Agent. (iv) Intellectual Property Filings. Such patent, trademark and copyright notices, filings and recordations necessary or appropriate to perfect the security interests in intellectual property and intellectual property rights, as determined by the Collateral Agent. (v)Pledged Equity Interests. Original certificates evidencing any certificated Equity Interests pledged as collateral, together with undated stock transfer powers executed in blank. (vi) Evidence of Insurance. Certificates of insurance for casualty, liability and any other insurance required by the Credit Documents satisfactory to the Collateral Agent. Subject to Section 7.18(f), the Collateral Agent shall be named (i) as lenders’ loss payee, as its interest may appear, with respect to any such insurance providing coverage in respect of any Collateral and (ii) as additional insured, as its interest may appear, with respect to any such insurance providing liability coverage, and the Credit Parties will use their commercially reasonable efforts to have each provider of any such insurance agree, by endorsement upon the policy or policies issued by it or by independent instruments to be furnished to the Collateral Agent, that it will give the Collateral Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled. (vii) Consents. Duly executed consents as are necessary, in the Collateral Agent’s sole discretion, to perfect the Lenders’ security interest in the Collateral. (viii)[Reserved]. 90

(ix) Allonges and Assignments. To the extent required to be delivered pursuant to the terms of the Collateral Documents, all instruments, documents and chattel paper in the possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Collateral Agent’s and the Lenders’ security interest in the Collateral. (e) [Reserved]. (f) Vessel Collateral. (i) Fleet Mortgage. A duly executed first preferred fleet mortgage covering all Vessels owned by the Credit Parties in form and substance satisfactory to the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, a “Fleet Mortgage”). Each such Vessel shall have been duly documented in the name of the applicable Credit Party under the laws of the United States, such Fleet Mortgage shall have been duly recorded by the United States Coast Guard (or, in the discretion of the Collateral Agent, filed for recording in such office), and the Fleet Mortgage shall constitute a preferred mortgage on the Vessels to which it relates subject only to other preferred mortgage liens in favor of the Collateral Agent and those Fleet Preferred Mortgages described in Section 7.19(e) for the time period set forth in such Section. (ii) Insurance Summaries. Summaries of the insurance coverages and copies of certificates of insurance for the Hull and Machinery, Protection and Indemnity, Vessel Pollution and Excess Liabilities coverages of the Credit Parties. (iii) Certificates. In each case, to the extent applicable, (A) a true and complete copy of the Certificate of Documentation of each Vessel and (B) a certificate of ownership and encumbrance or a certified copy of the Abstract of Title of such Vessel issued by the United States Coast Guard showing the Credit Party described on Schedule 6.10(d) as the owner of such Vessel to be the sole owner of each Vessel free and clear of all Liens of record except (x) the Fleet Mortgage covering each such Vessel in favor of the Collateral Agent and (y) the Liens in favor of Wells Fargo Bank, National Association that are being terminated on the Closing Date in connection with the payoff of all existing indebtedness of the Borrower and its Subsidiaries. (iv) Certificate of Inspection. To the extent applicable, with respect to each Vessel, a copy of the current certificate of inspection issued by the United States Coast Guard covering such Vessel reflecting no outstanding recommendations. (v) (A) Certificate of Insurance from McGriff, Seibels & Williams of Texas, Inc., who are insurance brokers acting for the Borrower, of the placement of the insurances covering each Vessel; (B) written confirmation from such brokers, that they have received no notice of the assignment of the insurances or 91 any claim covering each Vessel in favor of any party other than the Collateral Agent, subject to verification of termination of the Liens in favor of Wells Fargo Bank, National Association and (C) an opinion of such brokers to the effect that such insurance complies with the applicable provisions of the Fleet Mortgage; (g) Funding Notice; Funds Disbursement Instructions.The Administrative Agent shall have received (a) a duly executed Funding Notice with respect to the Credit Extension to occur on the Closing Date and (b) duly executed disbursement instructions (with wiring instructions and account information) for all disbursements to be made on the Closing Date. (h) Termination of Existing Credit Agreement and other Existing Indebtedness of the Credit Parties. Receipt by the Administrative Agent of evidence that the Existing Credit Agreement concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement concurrently with the Closing Date are being released. Receipt by the Administrative Agent of evidence that all other existing Indebtedness for borrowed money of the Credit Parties and their Subsidiaries (including the Target and its Subsidiaries other than Indebtedness permitted to exist hereunder) shall be repaid in full and all security interests related thereto shall be terminated on or prior to the Closing Date. (i) Closing Date Acquisition Documents. Receipt by the Administrative Agent of (i) copies of the Closing Date Acquisition Agreement and all other material Closing Date Acquisition Documents, certified by an Authorized Officer of the Borrower as being true, complete and correct and (ii) evidence satisfactory to the Administrative Agent in its sole discretion that (x) the Closing Date Acquisition shall have been, or substantially simultaneously with the funding of the initial Loans hereunder will be, consummated in accordance with the terms of the Closing Date Acquisition Agreement, without any material amendment, material consent or material waiver (including any waiver of a material condition precedent to the Borrower’s or its applicable Affiliate’s obligation to close under the Closing Date Acquisition Agreement or otherwise consummate the Closing Date Acquisition) thereof except as consented to by the Administrative Agent and (y) no Material Adverse Effect (as defined in the Closing Date Acquisition Agreement) has occurred or is continuing as of the Closing Date. (j) Quality of Earnings Report.Receipt by the Administrative Agent of a quality of earnings report of the Target in form and substance reasonably satisfactory to the Administrative Agent. (k) Fees and Expenses. The Administrative Agent shall have confirmation that all reasonable out-of-pocket fees and expenses required to be paid on or before the Closing Date have been paid, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent. For purposes of determining compliance with the conditions specified in this Section 5.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative 92

Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. The funding of the initial Loans hereunder shall evidence the satisfaction of the foregoing conditions except to the extent the Borrower and the other Credit Parties have agreed to fulfill conditions following the Closing Date pursuant to Section 7.19. Section 5.2 Conditions to Each Credit Extension. The obligation of each Lender to fund its Term Loan Commitment Percentage, Revolving Commitment Percentage or 364-Day Revolving Commitment Percentage of any Credit Extension on any Credit Date, including the Closing Date, are subject to the satisfaction, or waiver in accordance with Section 11.4, of the following conditions precedent: (a) the Administrative Agent shall have received a fully executed and delivered Funding Notice, together with the documentation and certifications required therein with respect to each Credit Extension; (b) after making the Credit Extension requested on such Credit Date, (i) the aggregate outstanding principal amount of the Revolving Loans shall not exceed the aggregate Revolving Commitments then in effect and, (ii) the aggregate outstanding principal amount of the Term Loans shall not exceed the respective Term Loan Commitments then in effect and (iii) the aggregate outstanding principal amount of the 364-Day Revolving Loans shall not exceed the Aggregate 364-Day Revolving Commitments then in effect; (c) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and (d)as of such Credit Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default. Any Agent or the Required Lenders shall be entitled, but not obligated to, request and receive, prior to the making of any Credit Extension, additional information reasonably satisfactory to the requesting party confirming the satisfaction of any of the foregoing if, in the reasonable good faith judgment of such Agent or Required Lenders, such request is warranted under the circumstances. SECTION 6. REPRESENTATIONS AND WARRANTIES In order to induce Agents and Lenders to enter into this Agreement and to make each Credit Extension to be made thereby, the Borrower and each other Credit Party represents and warrants to each Agent and Lender, on the Closing Date that the following statements are true and correct: 93

Section 6.1 Organization; Requisite Power and Authority; Qualification. Each of the Borrower and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 6.1, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect. The Credit Parties have full power and authority to own, operate and charter to others, vessels documented under the laws of the United States of America. The Borrower and each other Credit Party is and will remain a “United States citizen” within the meaning of Section 2 of the Shipping Act and is eligible to own and operate vessels in the coastwise trade. Each Vessel was or will be built in the United States, has never been rebuilt outside the United States and has never been owned by any Person other than a “United States citizen” within the meaning of the Shipping Act. Section 6.2Equity Interests and Ownership.Schedule 6.2 correctly sets forth the ownership interest of the Borrower in its Subsidiaries as of the Closing Date.The Equity Interests of each Credit Party and its Subsidiaries have been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth on Schedule 6.2, as of the Closing Date, there is no existing option, warrant, call, right, commitment, buy-sell, voting trust or other shareholder agreement or other agreement to which any Subsidiary is a party requiring, and there is no membership interest or other Equity Interests of any Subsidiary outstanding which upon conversion or exchange would require, the issuance by any Subsidiary of any additional membership interests or other Equity Interests of any Subsidiary or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Equity Interests of any Subsidiary. Section 6.3 Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto. Section 6.4 No Conflict. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate in any material respect any provision of any Applicable Laws relating to any Credit Party, any of the Organizational Documents of any Credit Party, or any order, judgment or decree of any court or other agency of government binding on any Credit Party; (b) except as could not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Contractual Obligations of any Credit Party; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations) whether now owned or hereafter acquired; or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party. 94

Section 6.5 Governmental Consents. The execution, delivery and performance by the Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing and/or recordation, as of the Closing Date and other filings, recordings or consents which have been obtained or made, as applicable. Section 6.6 delivered by each obligation of such Binding Obligation. Each Credit Document has been duly executed and Credit Party that is a party thereto and is the legally valid and binding Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability. Section 6.7 Financial Statements. (a) Subsidiaries The audited consolidated balance sheet of the Borrower and its for the most recent Fiscal Year ended, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year, including the notes thereto (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b)The unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the most recent Fiscal Quarter ended, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Quarter (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments, and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date of such financial statements, including liabilities for taxes, material commitments and Indebtedness. (c) The consolidated forecasted balance sheet and statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 7.1(d) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s best estimate of its future financial condition and performance. 95

Section 6.8 No Material Adverse Effect; No Default. (a) No Material Adverse Effect. Since December 31, 2014, no event, circumstance or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. (b) No Default. No Default has occurred and is continuing. Section 6.9 Tax Matters. Each Credit Party and its subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their respective properties, assets, income, businesses and franchises otherwise due and payable, except those being actively contested in good faith and by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Credit Party or any of its Subsidiaries that would, if made, have a Material Adverse Effect. Section 6.10Properties. (a) Title.Each of the Credit Parties and its Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in their financial statements and other information referred to in Section 6.7 and in the most recent financial statements delivered pursuant to Section 7.1, in each case except for assets disposed of since the date of such financial statements as permitted under Section 8.9. All such properties and assets are free and clear of Liens other than Permitted Liens. (b) Real Estate. As of the Closing Date, Schedule 6.10(b) contains a true, accurate and complete list of all Real Estate Assets of the Credit Parties. (c) Intellectual Property. Each Credit Party and its Subsidiaries owns or is validly licensed to use all Intellectual Property that is necessary for the present conduct of its business, free and clear of Liens (other than Permitted Liens), without conflict with the rights of any other Person unless the failure to own or benefit from such valid license could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of each Credit Party, no Credit Party nor any of its Subsidiaries is infringing, misappropriating, diluting, or otherwise violating the IntellectualProperty rights of any other Person unless such infringement, misappropriation, dilution or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) Vessels. (i) The Borrower and each Credit Party is the sole owner of the whole of the Vessel set forth opposite its name on Schedule 6.10(d). All of the Vessels are owned by each of them, respectively, free and clear of any Lien of any nature whatsoever, except as provided for in the Collateral Documents, and as permitted by Section 8.2.The Fleet Mortgage, when duly executed and delivered by the relevant 96

Credit Parties, will be effective to create in favor of the Collateral Agent a legal, valid and enforceable Lien on all of the Credit Party’s right, title and interest in and to the Vessel under such Fleet Mortgage and the proceeds thereof, and when the Fleet Mortgage is filed in the offices specified on Schedule 6.10(d), the Fleet Mortgage shall constitute a Lien on, and security interest in, all right, title and interest of the Credit Parties in such Vessels that are subject of the Fleet Mortgage and the proceeds thereof, in each case prior and superior in right to any other Person, other than Permitted Liens. (ii) To the extent required by Applicable Law, each Vessel is : (A) classified in the highest classification for vessels of the same age and type in the American Bureau of Shipping (or other classification society acceptable to the Administrative Agent) and is in class without recommendation; (B) documented in the name of the respective Credit Party, (C) duly qualified to operate in the coastwise trade of the United States, (D) eligible to transport cargo between ports in the United States under the Merchant Marine Act of 1920, (E) built in the United States and has been continuously owned and operated by a citizen of the United States, within the meaning of Section 2 of the Shipping Act, (F) covered by hull and protection and indemnity and mortgagee’s interest insurance in accordance with the requirements of this Agreement and the Fleet Mortgage covering such Vessel, and otherwise satisfactory to the Collateral Agent; (G) endorsed and documented in accordance with applicable legal requirements, including, in the case of new Vessels, filings for all Vessels with the United States Coast Guard, National Vessel Documentation Center, an Application for Documentation, on form CG-1258, satisfactory to the Collateral Agent and its counsel, seeking documentation of the Vessel in the name of the applicable Credit Party as a vessel of the United States eligible to engage in the coastwise trade, (H) subject to a valid certificate of inspection issued by the United States Coast Guard, and each such certificate of inspection is in full force and effect without recommendation and (I) has been issued a Builder’s Certification by Builder, on form CG-1261, or if such new Vessel has been previously documented in the name of Builder, is subject to a Bill of Sale, on form CG-1340, satisfactory to the Collateral Agent, sufficient (when filed with the United States Coast Guard, National Vessel Documentation Center), to vest good title to the New Vessel in the applicable Credit Party, free and clear of all Liens (other than Permitted Liens). Section 6.11Environmental Matters. (a) No Credit Party nor any of its Subsidiaries nor any of their respective current Facilities (solely during and with respect to such Person’s ownership thereof) or operations, and to their knowledge, no former Facilities (solely during and with respect to any Credit Party’s or its Subsidiary’s ownership thereof), are subject to any outstanding order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (b) no Credit Party nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9604) or any comparable state law; (c) there are and, to each Credit Party’s and its Subsidiaries’ knowledge, have been, no Hazardous Materials Activities which could 97 reasonably be expected to form the basis of an Environmental Claim against such Credit Party or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (d) no Credit Party nor any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility (solely during and with respect to such Credit Party’s or its Subsidiary’s ownership thereof), and neither the Borrower’s nor any of its Subsidiaries’ operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any equivalent state rule defining hazardous waste. Compliance with all current requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.12No Defaults. No Credit Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations (other than Contractual Obligations relating to Indebtedness), except in each case where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect. Section 6.13No Litigation or other Adverse Proceedings. There are no Adverse Proceedings that (a) purport to affect or pertain to this Agreement or any other Credit Document, or any of the transactions contemplated hereby or (b) could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any Governmental Authority, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 6.14Information Regarding the Borrower and its Subsidiaries.Set forth on Schedule 6.14, is the jurisdiction of organization, the exact legal name (and for the prior five (5) years or since the date of its formation has been) and the true and correct U.S. taxpayer identification number (or foreign equivalent, if any) of the Borrower and each of its Subsidiaries as of the Closing Date. Section 6.15Governmental Regulation. (a) No Credit Party nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940. No Credit Party nor any of its Subsidiaries is an “investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. (b) No Credit Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended. To its knowledge, no Credit Party nor any of its Subsidiaries is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the Patriot Act. No Credit Party nor any of its Subsidiaries (i) is a blocked person described in Section 1 of the 98

Anti-Terrorism Order or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person. (c) None of the Credit Parties or their Subsidiaries or their respective Affiliates is in violation of and shall not violate any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time. (d) None of the Credit Parties or their Subsidiaries or their respective Affiliates (i) is a Sanctioned Person or a Sanctioned Entity, (ii) has more than ten percent (10%) of its assets located in Sanctioned Entities, or (iii) derives more than ten percent (10%) of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of any Loan will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Entity. (e) Each Credit Party and its Subsidiaries is in compliance with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq., and any foreign counterpart thereto. None of the Credit Parties or their respective Subsidiaries has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Credit Party or any of its Subsidiaries or to any other Person, in violation of the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq. (f)To the extent applicable, each Credit Party and its Subsidiaries are in compliance with Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (as amended from time to time, the “Patriot Act”). (g) No Credit Party or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of any Credit Extension made to such Credit Party will be used (i) to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time or (ii) to finance or refinance any (A) commercial paper issued by such Credit Party or (B) any other Indebtedness, except for Indebtedness that such Credit Party incurred for general corporate or working capital purposes. Section 6.16Employee Matters. No Credit Party nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against any Credit Party or any of its 99

Subsidiaries, or to the best knowledge of each Credit Party, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Credit Party or any of its Subsidiaries or to the best knowledge of each Credit Party, threatened against any of them, (b) no strike or work stoppage in existence or to the knowledge of each Credit Party, threatened that involves any Credit Party or any of its Subsidiaries, and (c) to the best knowledge of each Credit Party, no union representation question existing with respect to the employees of any Credit Party or any of its Subsidiaries and, to the best knowledge of each Credit Party, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect. Section 6.17Pension Plans. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each of the Credit Parties and their Subsidiaries are in compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to its Pension Plan, and have performed all their obligations under each Pension Plan in all material respects, (b) each Pension Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter or is the subject of a favorable opinion letter from the Internal Revenue Service indicating that such Pension Plan is so qualified and, to the best knowledge of the Credit Parties, nothing has occurred subsequent to the issuance of such determination letter which would cause such Pension Plan to lose its qualified status except where such event could not reasonably be expected to result in a Material Adverse Effect, (c) except as could not reasonably be expected to have a Material Adverse Effect, no liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Pension Plan (other than for routine claims and required funding obligations in the ordinary course) or any trust established under Title IV of ERISA has been incurred by any Credit Party, any of its Subsidiaries or any of their ERISA Affiliates, (d) except as would not reasonably be expected to result in liability to the Borrower or any of its Subsidiaries in excess of $2,000,000, no ERISA Event has occurred, and (e) except to the extent required under Section 4980B of the Internal Revenue Code and Section 601 et seq. of ERISA or similar state laws and except as could not reasonably be expected to have a Material Adverse Effect, no Pension Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower or any of its Subsidiaries. Section 6.18Solvency. The Borrower, individually, and the Borrower and its Subsidiaries taken as a whole on a consolidated basis are and, upon the incurrence of any Credit Extension on any date on which this representation and warranty is made, will be, Solvent. Section 6.19Compliance with Laws. Each Credit Party and its Subsidiaries is in compliance with (a) the Patriot Act and OFAC rules and regulations as provided in Section 6.15 and (b) except such non-compliance with such other Applicable Laws that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, all other Applicable Laws. Each Credit Party and its Subsidiaries possesses all certificates, authorities or permits issued by appropriate Governmental Authorities necessary to conduct the business now operated by them and the failure of which to have could reasonably be expected to have a Material Adverse Effect and have not received any notice of proceedings relating to the 100 revocation or modification of any such certificate, authority or permit the failure of which to have or retain could reasonably be expected to have a Material Adverse Effect. Section 6.20Disclosure. No representation or warranty of any Credit Party contained in any Credit Document or in any other documents, certificates or written statements furnished to the Lenders by or on behalf of the Borrower or any of its Subsidiaries for use in connection with the transactions contemplated hereby (other than projections and pro forma financial information contained in such materials) contains any untrue statement of a material fact or omits to state a material fact (known to any Credit Party, in the case of any document not furnished by any of them) necessary in order to make the statements contained herein or therein not misleading in any material manner in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Credit Parties to be reasonable at the time made, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and that such differences may be material. There are no facts known to any Credit Party (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders. Section 6.21Insurance. (a) The properties of the Credit Parties and their Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of such Persons, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Credit Party or the applicable Subsidiary operates. The insurance coverage of the Borrower and its Subsidiaries as in effect on the Closing Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 6.21. (b) The Borrower and the Credit Parties shall ensure that insurance policies pertaining to Vessels provide that (i) there shall be no recourse against the Collateral Agent for the payment of premiums, commissions or deductibles, (ii) if such policies provide for the payment of club calls, assessments or advances, there shall be no recourse against the Collateral Agent for the payment thereof and (iii) to the extent obtainable from underwriters or brokers, the Collateral Agent will receive at least fourteen (14) days written notice from the insurance company or broker prior to cancellation or any material alteration in the insurance policy or reduction in coverage which could materially affect the interest of the Collateral Agent. (c) Should any Vessel be navigated outside her customary navigation limits, the Borrower shall, prior to any such navigation, procure an endorsement to the policies obtained hereunder authorizing such navigation, and procure increased value, war risk and related coverages as may be reasonably required by the Collateral Agent. 101

(d) Should the Borrower or any Subsidiary fail to obtain any insurance referred to herein, the Borrower shall give the Collateral Agent written notice of such fact, endeavor to obtain such insurance and detain such Vessel in port until such insurance has been obtained. Section 6.22Pledge Agreement and Security Agreement. The Pledge Agreement and the Security Agreement are effective to create in favor of the Collateral Agent, for the ratable benefit of the holders of the Obligations, a legal, valid and enforceable security interest in the Collateral identified therein, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law), and the Pledge Agreement and the Security Agreement shall create a fully perfected Lien on, and security interest in, all right, title and interest of the obligors thereunder in such Collateral, in each case prior and superior in right to any other Lien (i) with respect to any such Collateral that is a “security” (as such term is defined in the UCC) and is evidenced by a certificate, when such Collateral is delivered to the Collateral Agent with duly executed stock powers with respect thereto, (ii) with respect to any such Collateral that is a “security” (as such term is defined in the UCC) but is not evidenced by a certificate, when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the pledgor or when “control” (as such term is defined in the UCC) is established by the Collateral Agent over such interests in accordance with the provision of Section 8-106 of the UCC, or any successor provision, and (iii) with respect to any such Collateral that is not a “security” (as such term is defined in the UCC), when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the pledgor (to the extent such security interest can be perfected by filing under the UCC). Section 6.23[Reserved]. Section 6.24Vessel Qualification. To the extent required by Applicable Law, the Borrower maintains in its possession, or causes each Credit Party to maintain in its possession, a current SMC for each Vessel, a DOC for the operator of each Vessel and a United States Coast Guard Certificate of Financial Responsibility (Water Pollution) with respect to each Vessel. Upon reasonable request of the Administrative Agent at any time and from time to time, the Borrower shall deliver confirmation to the Administrative Agent that each of the foregoing certificates is in force and effect. Neither the Borrower nor any Credit Party requires an ISSC to operate any Vessel for the intended domestic coastal trade of the Vessels. SECTION 7. AFFIRMATIVE COVENANTS Each Credit Party covenants and agrees that until the Obligations shall have been paid in full or otherwise satisfied, and the Commitments hereunder shall have expired or been terminated, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7. Section 7.1 Financial Statements and Other Reports. The Borrower will deliver, or will cause to be delivered, to the Administrative Agent and each of the Lenders: 102

(a) Quarterly Financial Statements for the Borrower and its Subsidiaries. Within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year (excluding the fourth Fiscal Quarter) or the date such information is filed with the SEC, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and consistent in all material respects with the manner of presentation as of the Closing Date, together with a Financial Officer Certification with respect thereto; (b)Audited Annual Financial Statements for the Borrower and its Subsidiaries. Upon the earlier of the date that is ninety (90) days after the end of each Fiscal Year of the Borrower or the date such information is filed with the SEC, (i) the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, in reasonable detail and consistent in all material respects with the manner of presentation as of the Closing Date, together with a Financial Officer Certification with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of Grant Thornton LLP or other independent certified public accountants of recognized national standing selected by the Borrower, which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards); (c) Compliance Certificate. Together with each delivery of the financial statements pursuant to clauses (a) and (b) of Section 7.1 a duly completed Compliance Certificate; (d)Annual Budget. Within thirty (30) days following the end of each Fiscal Year of the Borrower, forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for the immediately following Fiscal Year (including the Fiscal Year(s) in which the Term Loan Maturity Date, the maturity date of any Term Loan established after the Closing Date and the Revolving Commitment Termination Date occur); 103

(e) Information Regarding Collateral. Each Credit Party will furnish to the Collateral Agent prior written notice of any change (A) in such Borrower’s legal name, (B) in such Borrower’s corporate structure, or (C) in such Borrower’s Federal Taxpayer Identification Number; and (f)Securities and Exchange Commission Filings. Promptly after the same are filed, copies of all annual, regular, periodic and special reports and registration statements that the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, provided that any documents required to be delivered pursuant to this Section 7.1(f) shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website; or (ii) on which such documents are posted on the Borrower’s behalf on Syndtrak or another relevant website, if any to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided further that: (x) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything to the contrary, as to any information contained in materials furnished pursuant to this Section 7.1(f), the Borrower shall not be separately required to furnish such information under Sections 7.1(a) or (b) above or pursuant to any other requirement of this Agreement or any other Credit Document. (g) Notice of Default and Material Adverse Effect. Promptly upon any Authorized Officer of any Credit Party obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to any Credit Party with respect thereto; (ii) that any Person has given any notice to any Credit Party or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 9.1(b), or (iii) the occurrence of any Material Adverse Effect, a certificate of its Authorized Officers specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, event or condition or change, and what action the Credit Parties have taken, are taking and propose to take with respect thereto; (h)ERISA. (i) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action the any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) (1) promptly upon reasonable request of the Administrative Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates with respect to each Pension Plan; and (2) promptly 104 after their receipt, copies of all notices received by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; (i) Securities and Exchange Commission Filings. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements that the Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (j) Securities and Exchange Commission Investigations.Promptly, and in any event within five (5) Business Days after receipt thereof by any Credit Party or any Subsidiary thereof, copies of each notice or other correspondence received from the Securities and Exchange Commission (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Credit Party or any Subsidiary thereof; and (k) 13-Week Cash Flow Forecast.Commencing with the week beginning Monday, May 20, 2019, and on a weekly basis thereafter (by 5:00 p.m. New York City time no later than the fourth (4th) Business Day of each week), an internally prepared 13-week rolling cash flow forecast, which shall (A) show receipts and disbursements of the Credit Parties projected through such period, (B) commencing with the second such forecast and for each such forecast thereafter, contain a comparison of the Credit Parties’ actual receipts and disbursements for the prior week to the projected receipts and disbursements for such week as set forth in the cash flow forecast for such week (on a line-item and aggregate basis), and (C) otherwise be in form and substance, and with such detail, as is reasonably acceptable to the Required Lenders (each such report, a “13-Week Cash Flow Forecast”). Not later than the second (2nd) Business Day after delivery of any 13-Week Cash Flow Forecast, the Credit Parties shall cause their senior management to make themselves available during normal business hours for a telephonic meeting with the Lenders and their advisors to discuss information contained in such 13-Week Cash Flow Forecast, as well as any other information regarding the Credit Parties’ business results and operations reasonably requested by the Lenders. (l)Other Information. (i) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower to its security holders acting in such capacity or by any Subsidiary of the Borrower to its security holders, if any, other than the Borrower or another Subsidiary of the Borrower, provided that no Credit Party shall be required to deliver to the Administrative Agent or any Lender the minutes of any meeting of its Board of Directors, and (ii) such other information and data with respect to the Borrower or any of its Subsidiaries as from time to time may be reasonably requested by the Administrative Agent or the Required Lenders. 105

Each notice pursuant to clauses (h) and (i) of this Section 7.1 shall be accompanied by a statement of an Authorized Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower and/or the other applicable Credit Party has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.1(g) shall describe with particularity any and all provisions of this Agreement and any other Credit Document that have been breached. Section 7.2 Existence Each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business, except to the extent permitted by Section 8.9 or not constituting an Asset Sale hereunder. Section 7.3 Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Subsidiaries to, pay (a) all federal, state and other material taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon and (b) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such tax or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, and (ii) in the case of a tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such tax or claim. The Borrower will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than any the Borrower or any Subsidiary). Section 7.4Maintenance of Properties. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of any Credit Party and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Section 7.5 Insurance. The Credit Parties will maintain or cause to be maintained, with financially sound and reputable insurers, property insurance, such public liability insurance, third party property damage insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the each Credit Party and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts, with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons; provided that the Borrower and each of its Subsidiaries shall maintain at all times pollution legal liability insurance with coverage amounts equal to or greater than, deductibles no greater than, and otherwise with terms and conditions no less favorable to the Lenders than, the pollution legal liability insurance in effect as of the Closing Date. Without limiting the generality of the foregoing, each of the Borrower and its Subsidiaries will maintain or cause to be maintained (a) flood insurance with respect to each Flood Hazard Property, if any, that is located in a community that participates in the National Flood Insurance Program, in each case 106 in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (b) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall (i) name the Collateral Agent, on behalf of the holders of the Obligations, as an additional insured thereunder as its interests may appear, and (ii) in the case of each property insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to the Collateral Agent, that names the Collateral Agent, on behalf of the holders of the Obligations, as the loss payee thereunder and provides for at least thirty (30) days’ prior written notice (or such shorter prior written notice as may be agreed by the Collateral Agent in its reasonable discretion) to the Collateral Agent of any modification or cancellation of such policy. Section 7.6 Inspections, Reports, Etc. (a) Each Credit Party will, and will cause each of its Subsidiaries to, permit representatives and independent contractors of the Administrative Agent, the Collateral Agent and each Lender to visit and inspect any of its properties, to conduct field audits, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that so long as no Event of Default exists, the Borrower shall not be obligated to pay for more than one (1) such inspection per Fiscal Quarter of the Borrower and that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. (b) Each Credit Party will, and will cause each of its Subsidiaries to, permit representatives and independent contractors of the Administrative Agent, the Collateral Agent and each Lender to visit and inspect any of its properties, to conduct field audits, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants for the purpose of preparing and producing (i) appraisals of the equipment owned by such Credit Party and (ii) reports with respect to the enterprise value of the Credit Parties taken as a whole, in each case, at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that so long as no Event of Default exists, the Borrower shall not be obligated to pay for more than (x) one (1) such equipment appraisal with respect to each such Credit Party and (y) one (1) such enterprise valuation report with respect to the Credit Parties, in each case, per Fiscal Year of the Borrower and that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. 107

(c) Any such representative or independent contractor described in the foregoing clauses (a) and (b) of this Section 7.6, shall, in connection with conducting such inspections, appraisals and/or enterprise valuations, wear reasonably appropriate attire for such undertaking and comply with Applicable Laws and the Borrower’s then-current invitee safety policies provided to such Person. Section 7.7 Lenders Meetings. The Borrower will, upon the request of the Administrative Agent or the Required Lenders, participate in a meeting of the Administrative Agent and the Lenders once during each Fiscal Year to be held at the Borrower’s corporate offices (or at such other location as may be agreed to by the Borrower and the Administrative Agent) at such time as may be agreed to by the Borrower and the Administrative Agent. Section 7.8 Compliance with Laws and Material Contracts. Each Credit Party will comply, and shall cause each of its Subsidiaries and all other Persons, if any, on or occupying any Facilities to comply, with (a) the Patriot Act and OFAC rules and regulations, (b) all other Applicable Laws and (c) all Material Contracts, noncompliance with, with respect to clauses (b) and (c), could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 7.9 Use of Proceeds. The Credit Parties will use the proceeds of the Credit Extensions (a) on the Closing Date (i) to finance the Closing Date Acquisition on the Closing Date, (ii) for general corporate and working capital purposes or for capital expenditures, (iii) to refinance simultaneously with the closing of this Agreement certain existing Indebtedness that such Credit Party incurred for working capital or general corporate purposes, (iv) to finance Permitted Acquisitions and to pay fees, costs and expenses in connection therewith, whether or not consummated and/or (v) to pay transaction fees, costs and expenses related to credit facilities established pursuant to this Agreement and the other Credit Documents, in each case not in contravention of Applicable Laws or of any Credit Document, (b) on the Fourth Amendment Effective Date (i) for general corporate and working capital purposes, (ii) to finance Permitted Acquisitions and to pay fees, costs and expenses in connection therewith, whether or not consummated and/or (iii) to pay transaction fees, costs and expenses related to credit facilities established pursuant to the Fourth Amendment not in contravention of Applicable Laws or of any Credit Document, (c) from and after the Fifth Amendment Effective Date (i) for general corporate and working capital purposes, (ii) to finance Permitted Acquisitions (to the extent permitted hereunder) and to pay fees, costs and expenses in connection therewith, whether or not consummated and/or (iii) to pay transaction fees, costs and expenses related to the consummation of the Fifth Amendment not in contravention of Applicable Laws or of any Credit Document and, (d) from and after the Sixth Amendment Effective Date (i) for general corporate and working capital purposes, (ii) to finance Permitted Acquisitions (to the extent permitted hereunder) and to pay fees, costs and expenses in connection therewith, whether consummated and/or (iii) to pay transaction fees, costs and expenses related consummation of the Sixth Amendment not in contravention of Applicable Laws or or not to the of any Credit Document and (e) from and after the Seventh Amendment Effective Date (i) for general corporate and working capital purposes, (ii) to finance Permitted Acquisitions (to the extent and at the times permitted hereunder) and to pay fees, costs and expenses in connection therewith, whether or not consummated and/or (iii) to pay transaction fees, costs and expenses related to the consummation of the Seventh Amendment not in contravention of Applicable Laws or of any 108

Credit Document. No portion of the proceeds of any Credit Extension shall be used (i) to refinance any commercial paper, or (ii) in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System as in effect from time to time or any other regulation thereof or to violate the Exchange Act. Section 7.10Environmental Matters. (a) Environmental Disclosure. Each Credit Party will deliver to the Administrative Agent and the Lenders with reasonable promptness, such documents and information as from time to time may be reasonably requested by the Administrative Agent or any Lender. (b) Hazardous Materials Activities, Etc. The Borrower shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) respond to any Environmental Claim against such Credit Party or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 7.11Real Estate Assets. (a)Within forty-five (45) days after the Sixth Amendment Effective Date (or such longer period as may be agreed in writing by the Collateral Agent), the Credit Parties shall take all such actions and execute and deliver, or cause to be executed and delivered, all such Mortgages, documents, instruments, agreements, opinions and certificates similar to those described in clause (b) immediately below that the Collateral Agent shall reasonably request to create in favor of the Collateral Agent, for the benefit of the holders of the Obligations, a valid and, subject to any filing and/or recording referred to herein, enforceable Lien on, and security interest in each fee-owned Real Estate Asset having a fair market value greater than or equal to $1,000,000. The Administrative Agent may, in its reasonable judgment, grant extensions of time for compliance or exceptions with the provisions of this Section 7.11 by any Credit Party. (b) In order to create in favor of the Collateral Agent, for the benefit of the holders of the Obligations, a valid and, subject to any filing and/or recording referred to herein, enforceable Lien on, and security interest in, any applicable Real Estate Asset that is prior and superior in right to any other Lien (other than Permitted Liens), the Administrative Agent and the Collateral Agent (with copies sufficient for each Lender) shall have received, prior to such filing and/or recording and at the sole cost and expense of the Credit Parties, the following with respect to such Real Estate Asset, to the extent requested by the Administrative Agent: (i) fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering such Real Estate Asset; 109

(ii) an opinion of counsel (which counsel shall be reasonably satisfactory to the Collateral Agent) in each state in which such Real Estate Asset is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as the Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Collateral Agent; (iii)(a) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by one or more title companies reasonably satisfactory to the Collateral Agent (each, a “Title Policy”) with respect to such Real Estate Asset, in amounts not less than the fair market value of such Real Estate Asset, together with a title report issued by a title company with respect thereto and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to the Collateral Agent and (b) evidence reasonably satisfactory to the Collateral Agent that such Borrower has paid to the title company or to the appropriate Governmental Authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage for such Real Estate Asset in the appropriate real estate records; (iv) a recently issued flood zone determination certificate; (v) evidence of flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with clause (d) of this Section 7.11; (vi)if an exception to the Title Policy with respect to any Real Estate Asset subject to a Mortgage would arise without such ALTA surveys, ALTA surveys of such Real Estate Asset; (vii) (A) reports and other reasonable information, in form, scope and substance reasonably satisfactory to the Administrative Agent, regarding environmental matters relating to such Real Estate Asset and (B) appraisals in form, scope and substance, and from an appraiser, reasonably satisfactory to the Administrative Agent with respect to each such Real Estate Assets; provided, that, in each case with respect to the foregoing subclauses (A) and (B), the Credit Parties shall cooperate with the Administrative Agent and its representatives and independent contractors in connection with the preparation and production of all such reports and appraisals, including, without limitation, by permitting such Persons to enter upon the properties of the Credit Parties at reasonable times during normal business hours and as often as may be reasonably necessary upon reasonable prior notice, except that no prior notice shall be required during the continuance of an Event of Default; and 110

(viii)such other documents, agreements certificates and other information as the Administrative Agent or the Collateral Agent may require to carry out the purposes of this Section 7.11, in each case, in form, scope and substance reasonably satisfactory to the Administrative Agent. (c) Each of the parties hereto acknowledges and agrees that, if there are any Real Estate Assets subject to Mortgages, any increase, extension or renewal of any of the Commitments or Loans (including, without limitation, any incremental credit facilities hereunder, but excluding (i) any continuation or conversion of Borrowings, (ii) the making of any Revolving Loans or 364-Day Revolving Loans or (iii) the issuance, renewal or extension of Letters of Credit) shall be subject to (and conditioned upon): (1) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance with respect to each Flood Hazard Property, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, in form and substance reasonably satisfactory to the Collateral Agent, and such other flood-related documentation as otherwise reasonably required by the Lenders and (2) the Administrative Agent shall have received written confirmation from the Lenders, confirming that flood insurance due diligence and flood insurance compliance has been completed by the Lenders (such written confirmation not to be unreasonably withheld, conditioned or delayed). (d) With respect to each Flood Hazard Property, the applicable Credit Party (i) shall have obtained and will maintain, with financially sound and reputable insurance companies (except to the extent that any insurance company insuring the applicable Real Estate Asset of the Credit Party ceases to be financially sound and reputable after the Sixth Amendment Effective Date, in which case, the Borrower shall promptly replace such insurance company with a financially sound and reputable insurance company), such flood insurance in such reasonable total amount as the Administrative Agent and the Lenders may from time to time reasonably require, and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to Applicable Laws, including, without limitation, any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) promptly upon request of the Administrative Agent or any Lender, will deliver to the Collateral Agent or such Lender, as applicable, evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent or such Lender, including, without limitation, evidence of annual renewals of such insurance. (e) Notwithstanding the foregoing, neither the Administrative Agent nor the Collateral Agent shall enter into or permit any Mortgage to be recorded in respect of any Real Estate Asset acquired after the Sixth Amendment Effective Date until (i) the date that occurs forty-five (45) days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) the following documents in respect of such Real Estate Asset: (A) a completed flood hazard determination from a third party vendor; (B) if such Real Estate Asset is a Flood Hazard Property, (1) a notification to the Borrower (or applicable Credit Party) of that fact and (if applicable) notification to the Borrower (or applicable Credit Party) that flood insurance coverage is not available and (2) evidence of the receipt by the Borrower (or applicable Credit Party) of such notice; 111 and (C) if such notice is required to be provided to the Borrower (or applicable Credit Party) and flood insurance is available in the community in which such Real Estate Asset is located, evidence of required flood insurance and (ii) the Administrative Agent shall have received written confirmation from each of the Lenders that flood insurance due diligence and flood insurance compliance has been completed by the Lenders (such written confirmation not to be unreasonably conditioned, withheld or delayed). (f) By no later than May 31, 2019, the Credit Parties shall have delivered to the Administrative Agent a plan for the disposition of certain fee-owned Real Estate Assets in form and substance acceptable to the Administrative Agent in its sole but reasonable discretion. Section 7.12 Pledge of Personal Property Assets. (a) one hundred Equity Interests. The Borrower and each other Credit Party shall cause (i) percent (100%) of the issued and outstanding Equity Interests of each Domestic Subsidiary and (ii) sixty-five percent (65%) (or such greater percentage that (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in the case of each Foreign Subsidiary that is directly owned by any Credit Party or any Domestic Subsidiary to be subject at all times to a first priority lien (subject to any Permitted Lien) in favor of the Collateral Agent, for the holders of the Obligations, pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries or other items reasonably requested by the Collateral Agent necessary in connection therewith (to the extent not delivered on the Closing Date) to perfect the security interests therein, all in form and substance reasonably satisfactory to the Collateral Agent. (b) Personal Property.The Borrower and each other Credit Party shall (i) cause all of its owned and leased personal property (other than Excluded Property) to be subject at all times to first priority (subject to any Permitted Lien), perfected Liens in favor of the Collateral Agent, for the benefit of the holders of the Obligations, to secure the Obligations pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Collateral Agent shall reasonably request, subject in any case to Permitted Liens and (ii) deliver such other documentation as the Collateral Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, certified resolutions and other organizational and authorizing documents of such Person, opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Collateral Agent’s Liens thereunder) and other items reasonably requested by the Collateral Agent 112 necessary in connection therewith to perfect the security interests therein, all in form, content and scope reasonably satisfactory to the Collateral Agent. Notwithstanding anything in this clause (b), the Borrower shall not be required to enter into any Deposit Account Control Agreement or Securities Account Control Agreement or take any other action with respect to deposit accounts or securities accounts except to the extent provided in Section 7.17. Section 7.13Books and Records. Each Credit Party will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of the Borrower in conformity with GAAP. Section 7.14Additional Subsidiaries. Within thirty (30) days after the acquisition or formation of any Subsidiary: (a)notify the Administrative Agent thereof in writing, together with the (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Borrower or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; and (b) if such Subsidiary is a Domestic Subsidiary (or if such Subsidiary is a Foreign Subsidiary and no adverse tax consequences would result for the Borrower as a result of such Foreign Subsidiary becoming a Guarantor), cause such Person to (i) become a Guarantor by executing and delivering to the Administrative Agent a Guarantor Joinder Agreement or such other documents as the Administrative Agent shall deem appropriate for such purpose, and (ii) deliver to the Administrative Agent documents of the types referred to in Sections 5.1(b) and (d) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in the immediately foregoing clause (i)), all in form, content and scope satisfactory to the Administrative Agent. Section 7.15Interest Rate Protection. Enter into, within ninety (90) days following the Fourth Amendment Effective Date, and maintain one or more Swap Agreements on such terms as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost for a period of three (3) years from the Fourth Amendment Effective Date with respect to a notional amount equal to at least fifty percent (50%) of the aggregate principal amount of the Term Loans outstanding. Section 7.16Covenants Relating to the Vessels. (a) Promptly after the date of this Agreement, cause a certified copy of the Fleet Mortgage, together with a notice thereof, to be kept with the certificate of documentation of the Vessel to which it relates, and with respect to each Vessel, shall furnish the Administrative Agent and the Collateral Agent with copies of the masters’ signed receipts therefor. 113

(b) To the extent applicable, cause the Vessels to be maintained in the highest classification for vessels of like age and type by the American Bureau of Shipping or any other classification society satisfactory to the Administrative Agent without any overdue recommendations. (c) If the Collateral Agent so requests, provide the Collateral Agent with copies of all internally generated inspection or survey reports on the Vessels. (d) Maintain with financially sound and reputable insurance companies, insurances on the Vessels in accordance with Section 6.21. (e) Cause any Vessel acquired by a Credit Party from and after the Seventh Amendment Effective Date to be subject to the Fleet Mortgage and deliver to the Collateral Agent such further documentation and/or information with respect to such Vessel as reasonably requested by the Collateral Agent, including, without limitation, those items described in Section 5.1(f) above, in each case, within thirty (30) days of such acquisition. Section 7.17Cash Management. (a) Maintain all cash management and treasury business with Regions Bank or a Permitted Third Party Bank, including, without limitation, all deposit accounts, disbursement accounts, investment accounts and lockbox accounts (other than accounts constituting Excluded Property and other fiduciary accounts, all of which the Credit Parties may maintain without restriction) (each such deposit account, disbursement account, investment account and lockbox account, a “Controlled Account”); each Controlled Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations, and in which the Borrower and each of its Subsidiaries shall have granted a first priority Lien to the Collateral Agent, on behalf of the holders of the Obligations, perfected either automatically under the UCC (with respect to Controlled Accounts at Regions Bank) or subject to Deposit Account Control Agreement or Securities Account Control Agreement, as applicable. (b) At any time after the occurrence and during the continuance of an Event of Default, at the request of the Required Lenders, the Borrower will, and will cause each other Credit Party to, cause all payments constituting proceeds of accounts or other Collateral to be directed into lockbox accounts under agreements in form and substance satisfactory to the Collateral Agent. Section 7.18Landlord Waivers. Within forty-five (45) days after the Sixth Amendment Effective Date, in the case of (a) each headquarter location of the Credit Parties, each other location where any significant administrative or governmental functions are performed and each other location where the Credit Parties maintain any books or records (electronic or otherwise) and (b) any personal property Collateral located at any other premises leased by a Credit Party containing personal property Collateral with a value in excess of $500,000, the Credit Parties shall provide the Collateral Agent with such estoppel letters, consents and waivers from the landlords on such real property to the extent (i) requested by the Administrative Agent or the 114

Collateral Agent, (ii) the Credit Parties are able to secure such letters, consents and waivers after using commercially reasonable efforts (such letters, consents and waivers shall be in form and substance satisfactory to the Collateral Agent) and (iii) not previously provided to the Collateral Agent. SECTION 8. NEGATIVE COVENANTS Each Credit Party covenants and agrees that until the Obligations shall have been paid in full or otherwise satisfied, and the Commitments hereunder shall have expired or been terminated, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 8. Section 8.1 Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, other than: (a) the Obligations; (b) Indebtedness of the Borrower to any other Credit Party; (c) Guarantees with respect to Indebtedness permitted under this Section 8.1; (d) Indebtedness existing on the Closing Date and described in Schedule 8.1, together with any Permitted Refinancing thereof; (e) Indebtedness with respect to (x) Capital Leases and (y) purchase money Indebtedness; provided, in the case of clause (x), that any such Indebtedness shall be secured only by the asset subject to such Capital Lease, and, in the case of clause (y), that any such Indebtedness shall be secured only by the asset acquired in connection with the incurrence of such Indebtedness; provided further that the sum of the aggregate principal amount of any Indebtedness under this clause (e) plus assumed Indebtedness under clause (k) below shall not exceed at any time $10,000,00015,000,000; (f) Indebtedness in respect of any Swap Agreement that is entered into in the ordinary course of business to hedge or mitigate risks to which any Credit Party or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities (it being acknowledged by the Borrower that a Swap Agreement entered into for speculative purposes or of a speculative nature is not a Swap Agreement entered into in the ordinary course of business to hedge or mitigate risks); (g) Indebtedness arising in connection with the financing of insurance premiums in the ordinary course of business; (h) to the extent constituting Indebtedness, all obligations in connection with each Permitted Acquisition, including, without limitation, Earn Out Obligations; (i) Indebtedness representing deferred compensation to officers, directors, employees of the Borrower and its Subsidiaries; 115

(j) unsecured Indebtedness of the Credit Parties in an aggregate amount not to exceed at any time $15,000,000; and (k) Indebtedness of a Person existing at the time such Person becomes a Subsidiary of a Credit Party in a transaction permitted hereunder; provided that any such Indebtedness was not created in anticipation of or in connection with the transaction or series of transactions pursuant to which such Person became a Subsidiary of a Credit Party; provided further that the sum of the aggregate principal amount of any Indebtedness under this clause (k) plus Indebtedness under clause (e) above shall not exceed at any time $10,000,00015,000,000. Section 8.2 Liens. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of any Credit Party or any of its Subsidiaries, whether now owned or hereafter acquired, created or licensed or any income, profits or royalties therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income, profits or royalties under the UCC of any State or under any similar recording or notice statute or under any Applicable Laws related to intellectual property, except: (a) Liens in favor of the Collateral Agent for the benefit of the holders of the Obligations granted pursuant to any Credit Document; (b) Liens for Taxes not yet due or for Taxes if obligations with respect to such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (c) statutory Liens of landlords, banks, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 430(k) of the Internal Revenue Code or Section 303(k) or 4068 of ERISA that would constitute an Event of Default under Section 9.1(j)), in each case incurred in the ordinary course of business (i) for amounts not yet overdue, or (ii) for amounts that are overdue and that are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts; (d) Liens incurred in the ordinary course of business in connection with (i) workers’ compensation, unemployment insurance and other types of social security, or (ii) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), in each case, so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof; (e) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any 116 material respect with the ordinary conduct of the business of any Credit Party or any of its Subsidiaries, including, without limitation, all encumbrances shown on any policy of title insurance in favor of the Collateral Agent with respect to any Real Estate Asset; (f) any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder; (g) Liens solely on any cash earnest money deposits made by any Credit Party or any of its Subsidiaries in connection with any letter of intent, or purchase agreement permitted hereunder; (h)purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property; (k) licenses of patents, trademarks and other intellectual property rights granted by any Credit Party or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of such Credit Party or such Subsidiary; (l) Liens existing as of the Closing Date and described in Schedule 8.2; (m) Liens securing purchase money Indebtedness and Capital Leases to the extent permitted pursuant to Section 8.1(e); provided, any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness or the assets subject to such Capital Lease, respectively; (n) Liens in favor of the Issuing Bank or the Swingline Lender on cash collateral securing the obligations of a Defaulting Lender to fund risk participations hereunder; (o) Liens consisting of judgment or judicial attachment liens relating to judgments which do not constitute an Event of Default hereunder; (p) licenses (including licenses of Intellectual Property), sublicenses, leases or subleases granted to third parties in the ordinary course of business; (q) Liens in favor of collecting banks under Section 4-210 of the UCC; (r) Liens (including the right of set-off) in favor of a bank or other depository institution arising as a matter of law encumbering deposits; 117

(s) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business; (t) Liens not otherwise permitted hereunder securing Indebtedness or other obligations not in excess of $5,000,000 in the aggregate at any one time outstanding; and (u) the interest of the shipyard in vessels being built for or retrofitted for the Borrower or its Subsidiaries during the period prior to delivery of the vessel(s) under the applicable contract. Section 8.3 No Further Negative Pledges. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any Contractual Obligation (other than this Agreement and the other Credit Documents) that limits the ability of any Credit Party or any such Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this Section 8.3 shall not prohibit (i) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 8.1(e), solely to the extent any such negative pledge relates to the property financed by or subject to Permitted Liens securing such Indebtedness, (ii) any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (iii) customary restrictions and conditions contained in any agreement relating to the disposition of any property or assets permitted under Section 8.9 pending the consummation of such disposition, and (iv) customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business. Notwithstanding the foregoing or anything in this Agreement to the contrary, at no time shall the Credit Parties be permitted to create, incur, assume or suffer to exist Liens on any interest (fee, leasehold or otherwise) owned by the Borrower or any of its Subsidiaries as of the Sixth Amendment Effective Date in any Real Estate Asset, except for Liens created pursuant to Section 7.11. Section 8.4 Restricted Payments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: (a) Borrower; and each Subsidiary of the Borrower may make Restricted Payments to the (b) the Borrower may declare and make dividend payments or other distributions payable solely in the Equity Interests of such Person; and (c) the Credit Parties may repurchase any class of Equity Interest of any other Credit Party so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Consolidated Leverage Ratio (calculated without giving effect to the Fifth Amendment EBITDA Addbacks) is less than or equal to 2.00 to 1.00 (x) for the two (2) consecutive Fiscal Quarters of the Borrower most recently ended and (y) after giving effect to such repurchases. 118

Notwithstanding the foregoing, in no event shall any Credit Party make any Restricted Payment (including, without limitation, those Restricted Payments permitted pursuant to the foregoing clauses (b) and (c) of this Section 8.4, but excluding those Restricted Payments permitted pursuant to the foregoing clause (a) of this Section 8.4) during the period from and after the Seventh Amendment Effective Date to and including the 364-Day Revolving Termination Date. Section 8.5 Burdensome Agreements. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into, or permit to exist, any Contractual Obligation that encumbers or restricts the ability of any such Person to (i) pay dividends or make any other distributions to the Borrower or other Credit Party on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to the Borrower or any other Credit Party, (iii) make loans or advances to the Borrower or any other Credit Party, (iv) sell, lease or transfer any of its property to the Borrower or any other Credit Party, (v) pledge its property pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vi) act as a Borrower or Credit Party pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i)-(iv) above) for (1) this Agreement and the other Credit Documents, (2) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(e); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (3) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien or (4) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.9 pending the consummation of such sale. Section 8.6 Investments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any joint venture and any Foreign Subsidiary, except: (a) Investments in cash and Cash Equivalents and deposit accounts or securities accounts in connection therewith; (b) equity Investments owned as of the Closing Date in any Subsidiary; (c) intercompany loans to the extent permitted under Section 8.1(b) and guarantees to the extent permitted under Section 8.1(c); (d) Investments existing on the Closing Date and described on Schedule 8.6; (e) Investments constituting Swap Agreements permitted by Section 8.1(f); (f) Permitted Acquisitions; (g) Investments constituting accounts receivable, trade debt and deposits for the purchase of goods, in each case made in the ordinary course of business; 119

(h) other Investments not listed above and not otherwise prohibited by this Agreement in an aggregate amount outstanding at any time (on a cost basis) not to exceed $10,000,000. Notwithstanding the foregoing, in no event shall any Credit Party make any Investment which results in or facilitates in any manner any Restricted Payment not otherwise permitted under the terms of Section 8.4. Section 8.7 Use of Proceeds. No Credit Party shall use the proceeds of any Credit Extension of the Loans except pursuant to Section 7.9. Section 8.8 Financial Covenants. The Credit Parties shall not: (a) Consolidated Leverage Ratio. Commencing with the Fiscal Quarter ending June 30, 2019, permit the Consolidated Leverage Ratio as of the end of any Fiscal Quarter of the Borrower to exceed the correlative ratio for the applicable Fiscal Quarter of the Borrower set forth in the following table: Fiscal Quarter Ending Maximum Consolidated Leverage Ratio June 30, 2019 9.50 to 1.00 September 30, 2019 6.25 to 1.00 December 31, 2019 4.00 to 1.00 March 31, 2020 and each Fiscal Quarter of the Borrower ending thereafter 3.00 to 1.00 (b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter of the Borrower ending on or after December 31, 2019 to be less than 1.25 to 1.00. (c) Minimum Consolidated EBITDA. At all times prior to the indefeasible payment in full of all of the Term Loans and the expiration or termination of the Term Loan Commitments, permit Consolidated EBITDA to be less than (1) $4,500,000 as of the end of the Fiscal Quarter of the Borrower ending June 30, 2019, for such Fiscal Quarter and the Fiscal Quarter of the Borrower ended March 31, 2019, on a collective basis, (2) $9,900,000 as of the end of the Fiscal Quarter of the Borrower ending September 30, 2019, for such Fiscal Quarter and the Fiscal Quarters of the Borrower ended June 30, 2019 and March 31, 2019, on a collective basis, and (iii3) $21,700,000 as of the end of the Fiscal Quarter of the Borrower ending December 31, 2019, for such Fiscal Quarter and the Fiscal Quarters of the Borrower ended September 30, 2019, June 30, 2019 and March 31, 2019 on a collective basis. 120

Section 8.9 Fundamental Changes; Disposition of Assets; Acquisitions.No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any Acquisition or transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or make any Asset Sale, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory and materials and the acquisition of equipment and capital expenditures in the ordinary course of business, subject to Section 8.17) any vessel, the business, property or fixed assets of, or Equity Interests or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except: (a) any Subsidiary of the Borrower may be merged with or into the Borrower or any Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Borrower or any other Subsidiary; provided, in the case of such a merger, (i) if the Borrower is party to the merger, the Borrower shall be the continuing or surviving Person and (ii) if any Guarantor is a party to such merger, then a Guarantor shall be the continuing or surviving Person; (b) Asset Sales, (i) the proceeds of which when aggregated with the proceeds of all other Asset Sales made within the same Fiscal Year, do not exceed $20,000,000; provided (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of the applicable Credit Party (or similar governing body)), and (2) no less than one hundred percent (100%) of such proceeds shall be paid in cash; and (c)Investments made in accordance with Section 8.6. Section 8.10Disposal of Subsidiary Interests. Except for any sale of all of its interests in the Equity Interests of any of its Subsidiaries in compliance with the provisions of Section 8.9 and except for Liens securing the Obligations, no Credit Party shall, nor shall it permit any of its Subsidiaries to, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Equity Interests of any of its Subsidiaries, except to qualify directors if required by Applicable Laws; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Equity Interests of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by Applicable Laws. Section 8.11Sales and Lease-Backs. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Credit Party or any Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Borrower or any other Credit Party), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Borrower or any other Credit Party to any Person (other than the Borrower or any other Credit Party) in connection with such lease. Section 8.12Transactions with Affiliates and Insiders. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any 121 transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any officer, director or Affiliate of the Borrower or any its Subsidiaries on terms that are less favorable to the Borrower or such Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not an officer, director or Affiliate of the Borrower or any of its Subsidiaries; provided, the foregoing restriction shall not apply to (a) any transaction between or among the Credit Parties and (b) normal and reasonable compensation and reimbursement of expenses of officers and directors in the ordinary course of business. Section 8.13Prepayment of Other Funded Debt.No Credit Party shall, nor shall it permit any of its Subsidiaries to: (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) the terms of any Funded Debt in a manner adverse to the interests of the Lenders (including specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto); or (b)except in connection with a refinancing or refunding permitted hereunder, make any voluntary prepayment, redemption, defeasance or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of, any Funded Debt (other than the Indebtedness under the Credit Documents, intercompany Indebtedness permitted hereunder and Indebtedness permitted under Section 8.1(b)). Section 8.14Conduct of Business. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by such Credit Party or such Subsidiary on the Closing Date and businesses that are substantially similar, related or incidental thereto. Section 8.15Fiscal Year; Accounting Changes.No Credit Party shall, nor shall it permit any of its Subsidiaries to change its Fiscal Year-end from December 31. No Credit Party shall, nor shall it permit any of its Subsidiaries to change its accounting method (except in accordance with GAAP) in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders. Section 8.16Amendments to Organizational Agreements/Material Agreements. Unless consented to in writing by the Administrative Agent in its sole discretion, no Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or permit any amendments to its Organizational Documents if such amendment could reasonably be expected to be materially adverse to the Lenders or any Agent. No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or permit any amendment to, or terminate or waive any provision of, any Material Contract unless such amendment, termination, or waiver would not have a material adverse effect on the Agents or the Lenders. Section 8.17Capital Expenditures. The Credit Parties shall not permit Consolidated Capital Expenditures in any Fiscal Year to exceed $35,000,000 in the aggregate plus the unused amount available for Consolidated Capital Expenditures under this Section 8.17 for the immediately preceding fiscal year (excluding any carry forward available from any prior fiscal 122 year); provided, that with respect to any fiscal year, capital expenditures made during any such fiscal year shall be deemed to be made first with respect to the applicable limitation for such year and then with respect to any carry forward amount to the extent applicable. Section 8.18Negative Covenants Relating to the Vessels. The Credit Parties shall not do any act or voluntarily suffer or permit any act to be done whereby any insurance required hereunder or under any of the Fleet Mortgage shall or may be suspended, impaired or defeated, or suffer or permit any Vessel to engage in any voyage or carry any cargo not permitted under the policies of insurance then in effect covering such Vessel. SECTION 9. EVENTS OF DEFAULT; REMEDIES; APPLICATION OF FUNDS Section 9.1 events shall occur: Events of Default.If any one or more of the following conditions or (a) Failure to Make Payments When Due. Failure by any Credit Party to pay (i) the principal of any Loan when due, whether at stated maturity, by acceleration or otherwise; (ii) within one (1) Business Day of when due any amount payable to any Issuing Bank in reimbursement of any drawing under a Letter of Credit; or (iii) within three (3) Business Days of when due any interest on any Loan or any fee or any other amount due hereunder; or (b) Default in Other Agreements. (i) Failure of any Credit Party or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) in an aggregate principal amount of $5,000,000 or more, in each case beyond the grace or cure period, if any, provided therefor; or (ii) breach or default by any Credit Party with respect to any other term of (1) one or more items of Indebtedness in the aggregate principal amounts referred to in clause (i) above, or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace or cure period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or subject to a compulsory repurchase or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or (c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 7.1, Section 7.2, Section 7.5, Section 7.6, Section 7.8, Section 7.9, Section 7.10, Section 7.11, Section 7.12, Section 7.13, Section 7.14, Section 7.19 or Section 8; or (d) Breach of Representations, etc. Anyrepresentation,warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or 123

(e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 9.1, and such default shall not have been remedied or waived within thirty (30) days after the earlier of (i) an Authorized Officer of such Borrower becoming aware of such default, or (ii) receipt by the Borrower of notice from the Administrative Agent or any Lender of such default; or (f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or Debtor Relief Laws now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Credit Party or any of its Subsidiaries under the Bankruptcy Code or other Debtor Relief Laws now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Credit Party or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any Credit Party or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Credit Party or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for sixty (60) days without having been dismissed, bonded or discharged; or (g) Voluntary Bankruptcy; Appointment of Receiver, etc.(i) Any Credit Party or any of its Subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or other Debtor Relief Laws now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Credit Party or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) any Credit Party or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of any Credit Party or any of its Subsidiaries or any committee thereof shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 9.1(f); or (h) Judgments and Attachments. (i) Any one or more money judgments, writs or warrants of attachment or similar process involving an aggregate amount at any time in excess of $2,000,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against any Credit Party or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days; or (ii) any non-monetary judgment or order shall be rendered against any 124

Credit Party or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days; or (i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party or any of its Subsidiaries decreeing the dissolution or split up of such Credit Party or such Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or (j)Pension Plans. There shall occur one or more ERISA Events which individually or in the aggregate results in liability of any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $2,000,000 during the term hereof and which is not paid by the applicable due date; or (k) Change of Control. A Change of Control shall occur; or (l) the execution Invalidity of Credit Documents and Other Documents. At any time after and delivery thereof, (i) this Agreement or any other Credit Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations (other than contingent and indemnified obligations not then due and owing) in accordance with the terms hereof) or shall be declared null and void, or the Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, or (ii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by the Lenders, under any Credit Document to which it is a party; or (m) Vessels. (a) A proceeding shall have been commenced on behalf of the United States of America to effect the forfeiture of any of the Vessels or any notice shall have been issued on behalf of the United States of America of the seizure of any of the Vessels or to the effect that the Certificate of Documentation of any of the Vessels is subject to cancellation or revocation, for any reason whatsoever and the Borrower shall have failed within thirty (30) days of the occurrence thereof to have assigned and pledged to the Collateral Agent, or cause to have assigned and pledged to the Collateral Agent, additional collateral having an aggregate value (as determined by the Collateral Agent in its sole discretion) at least equal to the agreed value (as set forth on Schedule 6.10(d)) of such Vessel or (b) the Borrower or any Credit Party shall lose its status as a citizen of the United States of America for the purpose of operating vessels in the coastwise trade in accordance with Section 2 of the Shipping Act. Section 9.2 Remedies.Upon the occurrence of any Event of Default described in Section 9.1(f) or Section 9.1(g), automatically, and upon the occurrence and during the continuance of any other Event of Default, at the request of (or with the consent of) the Required Lenders, upon notice to the Borrower by the Administrative Agent, (A) the Revolving Commitments, if any, of each Lender having such Revolving Commitments, the 364-Day Revolving Commitments, if any, of each Lender having such 364-Day Revolving Commitments 125 and the obligation of any Issuing Bank to issue any Letter of Credit shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each of the Credit Parties: (I) the unpaid principal amount of and accrued interest on the Loans, (II) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letters of Credit), and (III) all other Obligations; provided, the foregoing shall not affect in any way the obligations of the Lenders under Section 2.2(b)(iii) or Section 2.3(e); (C) the Administrative Agent may cause the Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents and (D) the Administrative Agent shall direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.1(f) and Section 9.1(g) to pay) to the Administrative Agent such additional amounts of cash, to be held as security for such Borrower’s reimbursement Obligations in respect of Letters of Credit then outstanding under arrangements acceptable to the Administrative Agent, equal to the Outstanding Amount of the Letter of Credit Obligations at such time. Notwithstanding anything herein or otherwise to the contrary, any Event of Default occurring hereunder shall continue to exist (and shall be deemed to be continuing) until such time as such Event of Default has been cured to the satisfaction of the Required Lenders or waived in writing in accordance with the terms of Section 11.4. Section 9.3 Application of Funds.After the exercise of remedies provided for in Section 9.2 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal, interest and Letter of Credit Fees but including without limitation all reasonable out-of-pocket fees, expenses and disbursements of any law firm or other counsel and amounts payable under Section 3.1, Section 3.2 and Section 3.3) payable to the Administrative Agent and the Collateral Agent, in each case in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders including without limitation all reasonable out-of-pocket fees, expenses and disbursements of any law firm or other counsel and amounts payable under Section 3.1, Section 3.2 and Section 3.3), ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, Letter of Credit Borrowings and other Obligations ratably among such parties in proportion to the respective amounts described in this clause Third payable to them; and Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and Letter of Credit Borrowings, (b) payment of breakage, 126 termination or other amounts owing in respect of any Swap Agreement between the Borrower or any of its Subsidiaries and any Swap Provider, to the extent such Swap Agreement is permitted hereunder, (c) payments of amounts due under any Treasury Management Agreement between the Borrower or any of its Subsidiaries and any Treasury Management Bank, and (d) the Administrative Agent for the account of the Issuing Banks, to Cash Collateralize that portion of the Letter of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among such parties in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Laws. Subject to Section 2.3, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section. Notwithstanding the foregoing, Secured Swap Obligations and Secured Treasury Management Obligations shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Qualifying Swap Provider or Qualifying Treasury Management Bank, as the case may be. Each Qualifying Swap Provider or Qualifying Treasury Management Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Section X for itself and its Affiliates as if a “Lender” party hereto. SECTION 10. AGENCY Section 10.1Appointment and Authority. (a) Each of the Lenders and the Issuing Banks hereby irrevocably appoints Regions Bank to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and no Credit Party nor any of its Subsidiaries shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to the Administrative Agent is not 127 intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) Each of the Lenders hereby irrevocably appoints, designates and authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each Collateral Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any Collateral Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any Collateral Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Collateral Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the Collateral Documents with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Collateral Agent shall act on behalf of the Lenders with respect to any Collateral and the Collateral Documents, and the Collateral Agent shall have all of the benefits and immunities (i) provided to the Administrative Agent under the Credit Documents with respect to any acts taken or omissions suffered by the Collateral Agent in connection with any Collateral or the Collateral Documents as fully as if the term “Administrative Agent” as used in such Credit Documents included the Collateral Agent with respect to such acts or omissions, and (ii) as additionally provided herein or in the Collateral Documents with respect to the Collateral Agent. Section 10.2Rights as a Lender.The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary of the Borrower or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents, and its duties hereunder shall be administrative in nature. foregoing, the Administrative Agent: Without limiting the generality of the 128

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.4 and 9.2) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender or an Issuing Bank. (c)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 10.3Reliance by Administrative Agent.The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine 129 and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower and its Subsidiaries), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 10.4Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 10.5Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person servicing as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law by notice in writing to the Borrower and such Person remove such Person as the Administrative Agent and, in consultation with the Borrower, 130 appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Banks under any of the Credit Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Bank directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Section 10 and Section 11.2 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. Section 10.6Non-Reliance on Administrative Agent and Other Lenders. Each of the Lenders and the Issuing Banks acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders and the Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder. Section 10.7No Other Duties, etc.. Anything herein to the contrary notwithstanding, the Book Manager, Lead Arranger, Co-Documentation Agents or Co-Syndication Agents listed on the cover page hereof shall not have any powers, duties or responsibilities under this 131

Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder. Section 10.8Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Section 2.10 and Section 11.2) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.10 and Section 11.2). Section 10.9Collateral Matters. (a) The Lenders (including each Issuing Bank and the Swingline Lender) irrevocably authorize the Administrative Agent and the Collateral Agent, at its option and in its discretion, (i) to release any Lien on any property granted to or held under any Credit Document securing the Obligations (x) upon termination of the commitments under this Agreement and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Bank shall have been made), (y) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Credit Documents or consented to in accordance 132 with the terms of this Agreement, or (z) subject to Section 11.4, if approved, authorized or ratified in writing by the Required Lenders; (ii) to subordinate any Lien on any property granted to or held under any Credit Document securing the Obligations to the holder of any Lien on such property that is permitted by Section 8.2(m); and (iii) to release any Guarantor from its obligations under this Agreement and the other Credit Documents if such Person ceases to be a Credit Party as a result of a transaction permitted under the Credit Documents. Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under this Agreement pursuant to this Section. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. (c) Anything contained in any of the Credit Documents to the contrary notwithstanding, each of the Credit Parties, the Administrative Agent, the Collateral Agent and each holder of the Obligations hereby agree that (i) no holder of the Obligations shall have any right individually to realize upon any of the Collateral or to enforce this Agreement, the Notes or any other Credit Agreement, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the holders of the Obligations in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Collateral Agent, and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the holders of the Obligations (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition. (d) NoSecuredSwapAgreementorSecuredTreasuryManagement Agreement will create (or be deemed to create) in favor of any Qualifying Swap Provider or any Qualifying Treasury Management Bank, respectively that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of the Borrower or any other Credit Party under the Credit Documents except as expressly provided herein or in the other Credit Documents. By accepting the benefits 133 of the Collateral, each such Qualifying Swap Provider and Qualifying Treasury Management Bank shall be deemed to have appointed the Collateral Agent as its agent and agreed to be bound by the Credit Documents as a holder of the Obligations, subject to the limitations set forth in this clause (d). Furthermore, it is understood and agreed that the Qualifying Swap Providers and Qualifying Treasury Management Banks, in their capacity as such, shall not have any right to notice of any action or to consent to, direct or object to any action hereunder or under any of the other Credit Documents or otherwise in respect of the Collateral (including the release or impairment of any Collateral, or to any notice of or consent to any amendment, waiver or modification of the provisions hereof or of the other Credit Documents) other than in its capacity as a Lender and, in any case, only as expressly provided herein. SECTION 11. MISCELLANEOUS Section 11.1Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Administrative Agent, the Borrower or any other Credit Party, to the address, telecopier number, electronic mail address or telephone number specified in Appendix B: (ii) if to any Lender, any Issuing Bank or Swingline Lender, to the address, telecopier number, electronic mail address or telephone number in its Administrative Questionnaire on file with the Administrative Agent. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications.Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Section 2 if such Lender or such Issuing Bank, as applicable, has notified the Administrative Agent and the Borrower that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent or any Credit Party may, in its discretion, 134 agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. UnlesstheAdministrativeAgentotherwiseprescribes,(i)noticesandother communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided that, with respect to clauses (i) and (ii) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient (c) Change of Address, Etc.Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform. (i) Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Issuing Banks and the other Lenders by posting the Communications on Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty ofmerchantability,fitness for aparticular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Credit Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any other Credit Party’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Credit Party pursuant to any Credit Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through the Platform. 135

Section 11.2Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Credit Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender or any Issuing Bank (including the reasonable out-of-pocket fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuing Bank) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Credit Parties. The Credit Parties shall indemnify the Administrative Agent (and any sub-agent thereof), the Collateral Agent (and any sub-agent thereof), each Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Credit Party) other than such Indemnitee or its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any other Credit Party, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any of its Subsidiaries, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct 136 of such Indemnitee or (y) result from a claim brought by the Borrower or any Credit Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Credit Document, if the Borrower or such Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 11.2(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Credit Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Collateral Agent (or any sub-agent thereof), any Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Collateral Agent (or any such sub-agent), the applicable Issuing Bank or such Related Party, as the case may be, such Lender’s pro rata share (in each case, determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or such Issuing Bank in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of this Agreement that provide that their obligations are several in nature, and not joint and several. (d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, none of the Credit Parties shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly, but in any event within ten (10) Business Days after written demand therefor (including delivery of copies of applicable invoices). (f)Survival. The provisions of this Section shall survive resignation or replacement of the Administrative Agent, Collateral Agent, any Issuing Bank, the Swingline Lender or any Lender, termination of the commitments hereunder and repayment, satisfaction and discharge of the loans and obligations hereunder. 137

Section 11.3Set-Off. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender, such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, such Issuing Bank or such Affiliate shall have made any demand under this Agreement or any other Credit Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each of the Lenders and the Issuing Banks agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 11.4Amendments and Waivers. (a)Required Lenders’ Consent. Subject to Section 11.4(b) and Section 11.4(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Administrative Agent and the Required Lenders; provided that (i) the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or any Issuing Bank, (ii) each of the Fee Letter and any Auto BorrowerBorrow Agreement may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (iii) no Defaulting Lender shall have any right to approve or disapprove (x) any amendment, waiver or consent hereunder, except that the Commitments, Loans and/or Letter of Credit Obligations of such Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender except to the extent such waiver, amendment or modification affects such Defaulting Lender differently than other affected Lenders, (iv) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the 138 provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (v) the Required Lenders shall determine whether or not to allow any Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders. (b) Affected Lenders’ Consent. Without the written consent of each Lender (other than a Defaulting Lender except as provided in clause (a)(iii) above) that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would: (i) extend the Revolving Commitment Termination Date or the 364-Day Revolving Commitment Termination Date; (ii) waive, reduce or postpone any scheduled repayment (but not prepayment) or alter the required application of any payment pursuant to Section 2.13(d) or any prepayment pursuant to Section 2.12 or the application of funds pursuant to Section 9.3, as applicable; (iii) extend the stated expiration date of any Letter of Credit, beyond the Revolving Commitment Termination Date; (iv) reduce the principal of or the rate of interest on any Loan (other than any waiver of the imposition of the Default Rate pursuant to Section 2.9) or any fee or premium payable hereunder; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; (v) extend the time for payment of any such interest or fees; (vi) reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit; (vii) amend, modify, terminate or waive any provision of this Section 11.4(b) or Section 11.4(c) or any other provision of this Agreement that expressly provides that the consent of all Lenders is required; (viii)change the percentage of the outstanding principal amount of Loans that is required for the Lenders or any of them to take any action hereunder or amend the definition of “Required Lenders” or “Term Loan Commitment Percentage”, Percentage”, “FourthAmendmentReplacementTermLoanCommitment “Revolving Commitment Percentage”, or “364-Day Revolving Commitment Lender; Percentage” or modify the amount of the Commitment of any 139

(ix) release all or substantially all of the Collateral or all or substantially all of the Guarantors from their obligations hereunder, in each case, except as expressly provided in the Credit Documents; or (x)consent to the assignment or transfer by the Borrower of any of its rights and obligations under any Credit Document (except pursuant to a transaction permitted hereunder). (c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by the Borrower or any other Credit Party therefrom, shall: (i) increase any Revolving Commitment or 364-Day Revolving Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Revolving Commitment or 364-Day Revolving Commitment of any Lender; (ii) amend, modify, terminate or waive any provision hereof relating to the Swingline Sublimit or the Swingline Loans without the consent of the Swingline Lender; (iii) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.3(e) without the written consent of the Administrative Agent and of each Issuing Bank; or (iv) amend, modify, terminate or waive any provision of this Section 11 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent. (d) Execution of Amendments, etc. The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.4 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Borrower, on such Borrower. Section 11.5Successors and Assigns. (a) Successors and Assigns Generally.The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other 140

Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, Loans and obligations hereunder at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s commitments and the loans at the time owing to it (in each case with respect to any credit facility) or contemporaneous assignments to Approved Funds that equal at least to the amounts specified in subsection (b)(i)(B) of this Section in the aggregate) or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the commitment (which for this purpose includes loans and obligations in respect thereof outstanding thereunder) or, if the commitment is not then in effect, the principal outstanding balance of the loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment Agreement, as of the Trade Date) shall not be less than $2,500,000, in the case of any assignment in respect of any 364-Day Revolving Commitments, 364-Day Revolving Loans, Revolving Commitments and/or Revolving Loans, or $1,000,000, in the case of any assignment in respect of any Term Loan Commitments and/or Term Loans, unless each of the Administrative Agent and, so long as no Event of Default shall have occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). 141

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Commitments and Loans assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations on a non-pro rata basis as between its (x) 364-Day Revolving Commitment and/or 364-Day Revolving Loans, on the one hand, and(y) Revolving Commitment and/or Revolving Loans and (z) any Term Loan Commitment and/or Term Loans, on the other the hand. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default shall have occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) commitments under revolving credit facilities and unfunded commitments under term loan facilities if such assignment is to a Person that is not a Lender with a commitment in respect of such facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) a funded Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; (C) the consent of the Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of any Revolving Commitment; and (D) the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of any Revolving Commitment. (iv)Assignment Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement, together with a processing and recordation fee in the amount of $3,500, unless waived, in whole or in part by the Administrative Agent in its discretion. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment Certain Persons.No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or 142

(B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person. (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, each Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.16, 2.17 and 11.2 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. The Borrower will execute and deliver on request, at their own expense, Notes to the assignee evidencing the interests taken by way of assignment hereunder. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. 143

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States, a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Banks and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.2(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (b) or (c) of Section 11.4 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.2, 3.1 and 3.3(subject to the requirements and limitations therein, including the requirements under Section 3.3(f) (it being understood that the documentation required under Section 3.3(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.17 and 3.4 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.2 or 3.3, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.17 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.3 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.14 as though it were a Lender. Each Lender that sells a participation shall, acting 144 solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, or any promissory notes evidencing its interests hereunder, to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 11.6Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 11.7Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Section 3.1(c), Section 3.2, Section 3.3, Section 11.2, Section 11.3, and Section 11.10 and the agreements of the Lenders and the Agents set forth in Section 2.14, Section 10.3 and Section 11.2(c) shall survive the payment of the Loans, the cancellation, expiration or cash collateralization of the Letters of Credit, and the termination hereof. Section 11.8No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents, any Swap Agreements or any Treasury Management Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such 145 right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy. Section 11.9Marshalling; Payments Set Aside.Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to the Administrative Agent, the Issuing Banks, the Swingline Lender or the Lenders (or to the Administrative Agent, on behalf of Lenders), or the Administrative Agent, the Collateral Agent, the Issuing Banks or the Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred. Section 11.10 Severability. In case any provision in or obligation hereunder or any Note or other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Section 11.11 Obligations Several; Independent Nature of Lenders’ Rights. The obligations of the Lenders hereunder are several and no Lender shall be responsible for the obligations or Revolving Commitment or, Term Loan Commitment or 364-Day Revolving Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to Section 10.9, each Lender shall be entitled to protect and enforce its rights arising under this Agreement and the other Credit Documents and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. Section 11.12 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. Section 11.13 Applicable Laws. (a) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. Eachpartyheretoirrevocablyand unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York county and of the United States District Court of the Southern District of New York, any appellate court from any 146 thereof or any jurisdiction where a Vessel may be found, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or court in a jurisdiction where a Vessel is located, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Credit Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. Section 11.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 11.15 Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to 147 have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in (including, for purposes hereof, any new lenders invited to join hereunder on an increase in the Loans and Commitments hereunder, whether by exercise of an accordion, by way of amendment or otherwise), any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower or its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided for herein, or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided for herein, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders acknowledges that (i) the Information may include material non-public information concerning the Borrower or any Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with Applicable Law, including United States federal and state securities laws. Section 11.16 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged or agreed to be paid with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under Applicable Laws shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the aggregate outstanding amount of the Loans made hereunder shall bear interest 148 at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and each of the Credit Parties to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the aggregate outstanding amount of the Loans made hereunder or be refunded to each of the applicable Credit Parties. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by Applicable Laws, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest, throughout the contemplated term of the Obligations hereunder. Section 11.17 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement. Section 11.18 No Advisory of Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), each of the Credit Parties acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent, are arm’s-length commercial transactions between the Credit Parties, on the one hand, and the Administrative Agent, on the other hand, (ii) the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each of the Credit Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (b)(i) the Administrative Agent is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent 149 or fiduciary, for any Credit Party or any of their Affiliates or any other Person and (ii) the Administrative Agent does not have any obligation to any Credit Party or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (c) the Administrative Agent and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their Affiliates, and the Administrative Agent does not have any obligation to disclose any of such interests to any Credit Party or its Affiliates. To the fullest extent permitted by law, each of the Credit Parties hereby waives and releases, any claims that it may have against the Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 11.19 Electronic Execution of Assignments and Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement or in any amendment, waiver, modification or consent relating hereto shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 11.20 USA PATRIOT Act. Each Lender subject to the Act hereby notifies each of the Credit Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each of the Credit Parties, which information includes the name and address of each of the Credit Parties and other information that will allow such Lender to identify each of the Credit Parties in accordance with the Patriot Act. Section 11.21 Acknowledgement and Consent to Bail-In of EEAAffected Financial Institutions. Notwithstanding anything to the contrary in any LoanCredit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEAAffected Financial Institution arising under any LoanCredit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEAthe applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEAthe applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEAAffected Financial Institution; and (b)the applicable: effects of any Bail-in Action on any such liability, including, if (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEAAffected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be 150 accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other LoanCredit Document; or (iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEAapplicable Resolution Authority. Section 11.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b)As used in this Section 11.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. 151

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. [Signatures on Following Page(s)] 152

ANNEX B Amended & Restated Appendix A to Credit Agreement LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES Initial Term Loan Fourth Amendment Replacement Term Loan Lender Fourth Amendment Replacement Term Loan Commitment Fourth Amendment Replacement Term Loan Commitment Percentage Regions Bank $6,508,722.60 17.813% Bank of America, N.A. $4,795,900.86 13.125% BOKF, NA dba Bank of Texas $4,567,524.63 12.500% KeyBank National Association $3,882,395.94 10.625% NBH Bank $3,425,643.47 9.375% IBERIABANK $3,425,643.47 9.375% Trustmark National Bank $3,425,643.47 9.375% First Horizon Bank $3,425,643.47 9.375% Truist Bank $3,083,079.13 8.438% Total $36,540,197.04 100.0% Lender Initial Term Loan Commitment Initial Term Loan Commitment Percentage Regions Bank $18,243,243.25 13.51351352% Bank of America, N.A. $15,324,324.32 11.351351348% BOKF, NA dba Bank of Texas $15,324,324.32 11.351351348% Truist Bank $15,324,324.32 11.351351348% Frost Bank $13,500,000.00 10.0% NBH Bank $12,770,270.27 9.459459459% IBERIABANK $12,770,270.27 9.459459459% KeyBank National Association $12,770,270.27 9.459459459% Trustmark National Bank $10,945,945.95 8.108108111% First Horizon Bank $8,027,027.03 5.945945948% Total $135,000,000.00 100.0%

Revolving Commitments 364-Day Revolving Commitments Lender 364-Day Revolving Commitment 364-Day Revolving Commitment Percentage Regions Bank $7,400,000.00 37.000% Bank of America, N.A. $6,000,000.00 30.000% BOKF, NA dba Bank of Texas $6,600,000.00 33.000% Total $20,000,000.00 100.0% Lender Revolving Commitment Revolving Commitment Percentage Regions Bank $8,906,250.00 17.8125% Bank of America, N.A. $6,562,500.00 13.125% BOKF, NA dba Bank of Texas $6,250,000.00 12.500% KeyBank National Association $5,312,500.00 10.625% NBH Bank $4,687,500.00 9.375% IBERIABANK $4,687,500.00 9.375% Trustmark National Bank $4,687,500.00 9.375% First Horizon Bank $4,687,500.00 9.375% Truist Bank $4,218,750.00 8.4375% Total $50,000,000.00 100.0%

ANNEX C Amended & Restated Schedule 6.10(b) and Schedule 6.10(d) to Credit Agreement [Attached] 36998113.v2

SCHEDULE 6.10(b) TO CREDIT AGREEMENT REAL ESTATE ASSETS Owned Real Property: Entity Name Address Schneider E&C Company, Inc. 5430 W. Tyson Ave., Tampa, FL 33616 Orion Marine Construction, Inc. 5440 W. Tyson Ave., Tampa, FL 33616 Orion Marine Construction, Inc. 159 Highway 316, Port Lavaca, TX 77979 Orion Marine Construction, Inc. 619 Bay View Drive, Port Lavaca, TX 77979 Orion Marine Construction, Inc. 1110 Broadway Street, Port Lavaca, TX 77979 Orion Construction, L.P. 2705 State Hwy 146, Baytown, TX 77520 Orion Marine Construction, Inc. Bayview Heights Subdivision off the Shoreline of Lavaca Bay, Port Lavaca, TX 77979 Orion Marine Construction, Inc. Bayview Heights Subdivision off the Shoreline of Lavaca Bay, Port Lavaca, TX 77979 East & West Jones Placement Areas, LLC 1004 Olin Mathieson Rd, Pasadena, TX 77056 Tony Bagliore Concrete, Inc. 2300 CR 311 Jarrell, TX 76537

Leased Property: Dickinson, TX LP *Chief Executive Office Credit Party Address Landlord Name Orion Group Holdings, Inc. 12000 Aerospace, Suite 300, Houston, TX 77034* Aerospace Operating Associates LP Orion Group Holdings, Inc. 12000 Aerospace, Suite 350, Houston, TX 77034* Aerospace Operating Associates LP Orion Group Holdings, Inc. 12000 Aerospace, Suite 375, Houston, TX 77034* Aerospace Operating Associates LP Orion Group Holdings, Inc. 12000 Aerospace, Suite 425, Houston, TX 77034* Aerospace Operating Associates LP Orion Marine Contractors, Inc. 1851 Taylor Way, Tacoma, WA 98421 Tacoma Industrial Properties Orion Marine Contractors, Inc. 1112 Alexander Ave., Tacoma, WA 98421 Graymont Western US Inc (Port of Tacoma) Orion Marine Contractors, Inc. 740 Bonanza Ave, Anchorage, AK Davis Constructors Orion Construction, L.P. 4440 Hwy 225, Suites 180 & 170, Deer Park, Texas 77536 Clay Partners LP T.A.S. Commercial Concrete Construction, LLC 19319 Oil Center Blvd., Houston, TX 77073 MTS Interests T.A.S. Commercial Concrete Construction, LLC 4800 Cash Rd., Dallas, TX 75247 MTS Interests T.A.S. Commercial Concrete Construction, LLC 2727 LBJ Fwy, Dallas, TX 75244 525 Atrium LP T.A.S. Proco, LLC 3711 A/B Fatta Drive, Liberty Tower & Flare Inc. Tony Bagliore Concrete, Inc. 2436 CR 311, Jarrell, TX 76537 Bagheera Properties (TBC) Orion Marine Construction, Inc. 1510 SE 17th Street, Fort Lauderdale, FL Resolve Maritime Orion Marine Construction, Inc. 5600 W. Commerce St., Tampa, FL 33616 Baltic Workboats Orion Construction L.P. 17300 & 17140 Market St., Channelview, TX 77530 Albatross Industrial Houston Fund,

SCHEDULE 6.10(d) TO CREDIT AGREEMENT VESSELS Credit Party Vessel Description Coast Guard Number Vessel Name Agreed Value Orion Marine Construction, Inc.+ BARGE:BOOSTER 110 FT YOS 21 1089521 YOS 21 $210,000 Orion Marine Construction, Inc.+ IMC Booster II 1098172 Booster LMC III $ 210,000 Orion Marine Construction, Inc. BARGE:CARPENTER 1999 150 HP M-401 12'X40' 1161374 M-401 $ 45,000 Orion Marine Construction, Inc. BARGE:CARPENTER 1992 150 HP M-402 12'X40' 1161375 M-402 $ 45,000 Orion Marine Construction, Inc. BARGE:CARPENTER 1992 150 HP M-403 12'X40' 1161377 M-403 $ 45,000 Orion Marine Construction, Inc. BARGE:CARPENTER 1992 150 HP M-404 12'X40' 1161379 M-404 $ 45,000 Orion Marine Construction, Inc. BARGE:CARPENTER 1991 150 HP M-405 12'X40' 1161384 M-405 $ 45,000 Orion Marine Construction, Inc.+ BARGE:CARPENTER 1989 150 HP M-406 40'X20' 1161381 M-406 $ 45,000 Orion Marine Construction, Inc. BARGE:CARPENTER 1983 150 HP M-407 12'X40' 1161387 M-407 $ 45,000 Orion Marine Construction, Inc.+ BARGE:CARPENTER 1999 M-408 12'X40' 1161388 M-408 $ 45,000 Orion Marine Construction, Inc. BARGE:CARPENTER 2013 M-412 12'x40' 1251188 M-412 $ 65,000 Orion Marine Construction, Inc. BARGE:CARPENTER 2013 M-413 12'x40' 1251190 M-413 $ 65,000 Orion Marine Construction, Inc. BARGE:DECK 120 FT KFMS #92 1061363 KFMS 92 $ 100,000 Orion Marine Contractors, Inc. BARGE:DECK 1948 70 FT Orion 701 255171 Orion 701 $ 50,000

Orion Marine Contractors, Inc. BARGE:DECK 1966 170 FT Orion 1801 502778 Orion 1801 $ 175,000 Orion Marine Construction, Inc.+ BARGE:DECK 1980 LL102 630383 LL-102 $ 50,000 Orion Marine Contractors, Inc. BARGE:DECK 1971 196 ITB 536669 Orion IM 1902 $ 40,000 Orion Marine Construction, Inc.+ BARGE:DECK YOS 16 1089520 YOS 16 $ 85,000 Orion Marine Construction, Inc.+ BARGE:DECK 1967 110 FT 512434 Barge 100 $ 100,000 Orion Marine Construction, Inc. BARGE:FUEL 2011 KFMS #110 1236598 KFMS 110 $ 650,000 Orion Marine Construction, Inc. BARGE:FUEL 2013 100K GAL Orion 1002 1250580 BF-1002 $ 650,000 Orion Marine Construction, Inc. BARGE:FUEL 2015 Orion BF-1003 1257821 BF-1003 $ 650,000 Orion Marine Construction, Inc. Barge Fuel 2015 241 GRT Orion 1004 1259461 Orion FB 1004 $ 900,000 Orion Marine Contractors, Inc. BARGE:DERRICK 1998 Rainier 1051197 Rainer $ 2,200,000 Orion Marine Contractors, Inc. Barge Derrick 1971 724 GRT St Helens 826648 St Helens $ 750,000 Orion Marine Construction, Inc. BARGE:MATERIAL 2000 170 FT M-1802 1104493 M-1802 $ 850,000 Orion Marine Construction, Inc. BARGE:MATERIAL 1995 211 GRT M-1203 1050886 M-1203 $ 200,000 Orion Marine Construction, Inc.+ BARGE:MATERIAL 1997 211 GRT M-1204 1048866 M-1204 $ 200,000 Orion Marine Construction, Inc.+ BARGE:MATERIAL 1997 211 GRT M-1205 1074536 M-1205 $ 200,000 Orion Marine Construction, Inc.+ BARGE:MATERIAL 1998 211 GRT M-1206 1063154 M-1206 $ 200,000

Orion Marine Construction, Inc.+ BARGE:MATERIAL 1995 211 GRT M-1207 1034041 M-1207 $ 200,000 Orion Marine Construction, Inc.+ BARGE:MATERIAL 1997 211 GRT M-1208 1074538 M-1208 $ 200,000 Orion Marine Construction, Inc. BARGE:SPUD 1979 200 Ft M-2101 607884 M-2101 $ 1,250,000 Orion Construction LP BARGE:DECK 1981 250 Ft George Johnson 645125 George Johnson $ 1,500,000 Orion Marine Construction, Inc. BARGE:SPUD 2010 M-2501 1230997 M-2501 $ 2,500,000 Orion Marine Construction, Inc. BARGE:SPUD 1978 M-1801 600863 M-1801 $ 850,000 Orion Marine Construction, Inc. BARGE:SPUD 1980 M-1702 618323 M-1702 $ 750,000 Orion Marine Construction, Inc. BARGE:SPUD1980 170T M-1701 617810 M-1701 $ 750,000 Orion Marine Construction, Inc. BARGE:SPUD1996 M-1501 1038806 M-1501 $ 700,000 Orion Marine Construction, Inc. BARGE:SPUD 1996 M-1502 1039185 M-1502 $ 450,000 Orion Construction LP BARGE:SPUD 2008 Star 303 1220316 Star 303 $ 850,000 Orion Marine Contractors, Inc. BARGE:SPUD 1942 Orion M-1601 284824 M-1601 $ 850,000 Orion Marine Construction, Inc. BARGE:SPUD 1994 M-1331 1026991 M-1331 $ 450,000 Orion Marine Construction, Inc. BARGE:SPUD 1994 M-1332 1026990 M-1332 $ 450,000 Orion Construction LP BARGE:SPUD 1993 150 TN KFMS #93 1000009 KFMS 93 $ 450,000 Orion Marine Construction, Inc. BARGE:SPUD 1993 150 TN KFMS #94 1000010 KFMS 94 $ 300,000

Orion Marine Construction, Inc. BARGE:SPUD 1953 140 T M-1403 1181184 M-1403 $ 300,000 Orion Marine Construction, Inc. BARGE:SPUD 2015 434 GRT M-1402 638787 M-1402 $ 300,000 Orion Marine Construction, Inc.+ BARGE:SPUD 1969 M-1401 522549 M-1401 $ 250,000 Orion Marine Contractors, Inc.+ BARGE:SPUD 1968 755 GRT Robert West 513728 Robert West $ 300,000 Orion Marine Construction, Inc.+ BARGE:SPUD 1993 1202 993569 1202 $ 200,000 Orion Marine Construction, Inc.+ BARGE:SPUD 1970 1101 525486 1101 $ 175,000 Orion Marine Contractors, Inc.+ BARGE:SPUD 1943 Orion 1201 176796 Orion 1201 $ 265,000 Orion Marine Construction, Inc.+ BOAT:TUG 1981 1400 HP 1350 Bayou Bandit 553389 bayou bandit $ 575,000 Orion Marine Construction, Inc.+ BOAT:TUG 1980 2000 HP Bayou Bull 626665 Bayou Bull $ 1,150,000 Orion Marine Construction, Inc. Boat Tug 1999 27 GRT Miss Krissy 1088481 Miss Krissy $ 350,000 Orion Marine Construction, Inc.+ Boat Tug 1955 73 GRT Jack Fisher 270310 Jack Fisher $ 200,000 Orion Marine Construction, Inc.+ Boat Tug 1962 71 GRT Linda Fisher 288919 Linda Fisher $ 450,000 Orion Marine Construction, Inc. Boat Tug 1982 103 GRT Dana Robyn 645654 Dana Robyn $ 300,000 Orion Construction LP Boat Tug 1959 29 GRT SUZY Q 279856 SUZY Q $ 175,000 Orion Construction LP Boat Tug 1980 83 GRT Lynn R 625663 Lynn R $ 475,000 Orion Construction LP+ Boat Tug 1952 26 GRT Brenda Lee 263629 Brenda lee $ 70,000

Orion Construction LP+ Boat Tug 1968 34 GRT Julie K 517335 Julie K $ 90,000 Orion Marine Construction, Inc.+ Boat Tug 1954 21 GRT Tommie Hicks 268749 Tommie Hicks $ 50,000 Orion Marine Construction, Inc.+ Boat Tug 1980 33 GRT Sea Dozer II 617232 Sea Dozer II $ 200,000 Orion Marine Construction, Inc.+ Boat Tug 1974 Amy Laqauy 561427 Amy Laquay $ 85,000 Orion Marine Construction, Inc.+ Boat Tug 1979 33 GRT Sea Dozer I 614984 Sea Dozer I $ 120,000 Orion Construction LP Boat Tug 1979 28 GRT Jackie S 607595 Jackie S $ 100,000 Orion Marine Construction, Inc. Boat Tug Bayou Teddy 1226459 Bayou Teddy $ 135,000 Orion Marine Construction, Inc.+ Boat Tug 1978 11 GRT Miss Ginny M-203 609315 Miss Ginny $ 120,000 Orion Marine Construction, Inc.+ Boat Tug 1963 20 GRT Bayou Brute 290887 Bayou Brute $ 120,000 Orion Marine Construction, Inc.+ Tug Boat 1967 20 GR Bayou Beast M-245 511363 Bayou Beast $ 75,000 Orion Construction LP+ BOAT:TUG 1966 36 GRT Cindy Sue 502289 Cindy Sue $ 75,000 Orion Construction LP+ BOAT:TUG 1950 29 GRT Donna Kay 261128 Donna Kay $ 65,000 Orion Construction LP BOAT:TUG 2009 20 GRT 2502 1225389 2502 $ 215,000 Orion Construction LP BOAT:TUG 2009 20 GRT 2501 1225392 2501 $ 215,000 Orion Construction LP BOAT:TUG 2009 20 GRT 2503 1225390 2503 $ 215,000 Orion Construction LP BOAT:TUG 2009 20 GRT 2504 1225394 2504 $ 215,000

Orion Construction LP BOAT:TUG 2009 20 GRT 2505 1225391 2505 $ 215,000 Orion Construction LP BOAT:TUG 2009 20 GRT 2506 1225395 2506 $ 215,000 Orion Construction LP BOAT:TUG 2009 20 GRT 2507 1225393 2507 $ 215,000 Orion Marine Construction, Inc.+ Tug Boat 1972 175 HP Bayou Bronco M-224 542986 Bayou Bronco $ 75,000 Orion Construction LP+ BOAT:TUG 1950 19 GRT GENO 259389 GENO $ 35,000 Orion Construction LP+ BOAT:TUG 2009 13 GRT Miss Cassie 1219004 Miss Cassie $ 235,000 Orion Marine Construction, Inc.+ Boat Tug 1979 Erin P 602328 Erin P $ 325,000 Orion Marine Construction, Inc.+ Boat Tug Lorena II 1183491 Lorena II $ 175,000 Orion Marine Construction, Inc.+ The Gator 1165002 Gator $ 55,000 Orion Marine Construction, Inc. The Razorback 1165001 Razorback $ 55,000 Orion Marine Contractors, Inc. BOAT:TUG1958 Skagit 277518 Skagit $ 200,000 Orion Marine Contractors, Inc. BOAT:TUG 2002 Puyallup 1131241 Puyallup $ 55,000 Orion Marine Construction, Inc.+ BOAT:SMALL 1969 11 GRT Bayou Butthead 519989 Bayou Butthead $ 40,000 Orion Marine Construction, Inc.+ Boat Small 1974 28 Ft Bayou Bus 650847 Bayou Bus $ 28,500 Orion Marine Construction, Inc.+ DREDGE1961 CURTIS K HUGGINS (DREDGE 4) 20" 298914 Curtis Huggins $ 2,500,000 Orion Marine Construction, Inc. DREDGE 1969 JASON LAQUAY 589554 Jason Laquay $ 1,450,000

Orion Marine Construction, Inc. DREDGE 1963 24" JOHN C. LAQUAY 294090 John Laquay $ 3,000,000 Orion Marine Construction, Inc. DREDGE 2010 LINDA LAQUAY 507917 Linda Laquay $ 12,500,000 Orion Marine Construction, Inc. DREDGE 1976 24 RICHARD C LAQUAY 577889 Richard Laquay $ 6,000,000 Orion Marine Construction, Inc.+ 1990 M-1954 968581 M-1954 $ 350,000 Orion Marine Contractors, Inc. Barge Hopper 1963 1178 GRT Orion 2001 298461 Orion 2001 $ 425,000 Orion Marine Construction, Inc. BARGE:HOPPER 1956 IH-2201 270883 Orion IH-2201 $ 500,000 Orion Marine Construction, Inc. BARGE:HOPPER 1956 IH-2202 271245 Orion IH-2202 $ 500,000 Orion Marine Construction, Inc.+ FB 70 1103930 FB 70 $ 85,000 Orion Marine Construction, Inc. TENDER 1965 CHRIS P (TWIN 6-71) 1236352 CHRIS P (TWIN 6-71) $ 85,000 Orion Marine Construction, Inc.+ TENDER 2001 SYBILL L 1236998 SYBILL L $ 70,000 Orion Marine Construction, Inc. TENDER 2001 JEWEL F 1234408 JEWEL F $ 75,000 Orion Marine Construction, Inc. TENDER 2004 MINNIE T 1234406 MINNIE T $ 75,000 Orion Marine Construction, Inc. TENDER 2005 KATIE JO 1236997 KATIE JO $ 75,000 Orion Marine Construction, Inc.+ TENDER 1994 IRON OX 1088516 IRON OX $ 65,000 Orion Marine Construction, Inc.+ TENDER 1997 WHIPLASH 1074671 WHIPLASH $ 25,000 Orion Marine Construction, Inc. TENDER 2010 Bludworth MARY RUTH L 1234404 MARY RUTH L $ 75,000

Orion Marine Construction, Inc. TENDER 2010 Bludworth WYATT C 1234402 WYATT C $ 35,000 Orion Marine Construction, Inc. TENDER 2011 ELENA L 1235174 Elena L $ 160,000 Orion Marine Construction, Inc. TENDER GLEN KURTZ 1242997 Glen Kurtz $ 175,000 Orion Marine Construction, Inc. TENDER 1965 10 GRT AUSTIN B 1236356 AUSTIN B $ 50,000 Orion Marine Construction, Inc. TENDER 1967 5 GRT BILLY M 1236350 BILLY M $ 50,000 Orion Marine Construction, Inc. TENDER 1996 DEBBIE B 1234425 DEBBIE B $ 50,000 Orion Marine Construction, Inc. TENDER 1993 DONNIE L II 1234422 DONNIE L II $ 50,000 Orion Marine Construction, Inc.+ TENDER 1965 EMIL K 1236349 EMIL K $ 50,000 Orion Marine Construction, Inc.+ TENDER 1964 HERON 294722 HERON $ 1,500 Orion Marine Construction, Inc. TENDER 1962 JESSIE M 1236351 JESSIE M $ 50,000 Orion Marine Construction, Inc. TENDER 1997 JULIUS H 1234420 JULIUS H $ 50,000 Orion Marine Construction, Inc. TENDER 1970 MARY 1236354 Mary $ 50,000 Orion Marine Construction, Inc.+ TENDER 1968 RANDY B 1236355 RANDY B $ 35,000 Orion Marine Construction, Inc. TENDER 1988 SAM S 1233993 Sam S $ 40,000 Orion Marine Construction, Inc. TENDER 1985 SIDNEY B 1234424 Sidney B $ 40,000 Orion Marine Construction, Inc. TENDER 1993 TAMMIE B 1234423 Tammie B $ 40,000

Orion Marine Construction, Inc. TENDER 2001 WARREN H 1234436 Warren H $ 60,000 Orion Marine Construction, Inc. TENDER 2001 HARRY LEE 1234421 Harry Lee $ 60,000 Orion Marine Construction, Inc.+ TENDER 2000 PATTI G 1102604 Patti G $ 75,000 Orion Marine Construction, Inc.+ TENDER 1954 LOON 1234426 LOON $ 30,000 Orion Marine Construction, Inc. Ojibway 1029201 Ojibway $ 375,000 Orion Marine Contractors, Inc. Cowlitz 1240152 Cowlitz $ 215,000 Orion Marine Construction, Inc.+ 624488 M-1503 N/A Orion Marine Construction, Inc. CREW BOAT BLACKFISH 991372 BLACKFISH $3,000 Orion Marine Construction, Inc.+ 1050406 JERI B $1,475,000 Orion Marine Construction, Inc. Barge Anchor 193 Drum KFMS 96 KFMS 96 75,000.00 Orion Marine Construction, Inc. Barge Anchor 193 Drum KFMS 104 KFMS 104 75,000.00 Orion Marine Construction, Inc. Barge Anchor 2007 KFMS BA13 160,000.00 Orion Marine Construction, Inc. Barge Anchor 2007 KFMS BA14 160,000.00 Orion Marine Construction, Inc. Barge Anchor 2008 KFMS BA15 175,000.00 Orion Marine Construction, Inc. Barge Anchor 2010 KFMS BA16 225,000.00 Orion Marine Construction, Inc. Barge Anchor 2005 KFMS 3 KFMS 3 135,000.00

Orion Marine Construction, Inc. Barge Anchor 2005 KFMS 4 KFMS 4 135,000.00 Orion Marine Construction, Inc. Barge Anchor 2012 KFMS 5 KFMS 5 285,000.00 Orion Marine Construction, Inc. Barge Anchor 2012 KFMS 20 KFMS 20 285,000.00 Orion Marine Construction, Inc. Barge Anchor 2011 3 Drum Hyd KFMS 21 KFMS 21 285,000.00 Orion Marine Construction, Inc. Barge Anchor 2012 BA 22 BA 22 285,000.00 Orion Marine Construction, Inc. Barge Anchor 2012 Reel BA 23 BA 23 285,000.00 Orion Marine Construction, Inc. Barge Booster 1924" Hendry Hendry 700,000.00 Orion Marine Construction, Inc. Barge Booster 1955 20" Booster II 385,000.00 Orion Marine Construction, Inc. Barge Booster 2014 24" Settoon Setton 1,200,000.00 Orion Marine Construction, Inc. Barge Carpenter 1992 150HP M-402 40' x 12' M-402 45,000.00 Orion Marine Construction, Inc. Barge Carpenter 1991 150HP M-405 40' x 12' M-405 45,000.00 Orion Marine Construction, Inc. Barge Carpenter 2008 7G808 7G808 45,000.00 Orion Marine Construction, Inc. Barge Carpenter 2008 8G808 8G808 45,000.00 Orion Marine Construction, Inc. Barge Carpenter 2013 M-412 40' x 12' M-412 65,000.00 Orion Marine Construction, Inc. Barge Carpenter 2013 M-413 40' x 12' M-413 65,000.00 Orion Marine Construction, Inc. Barge Carpenter 2014 40' x 12' M-40 45,000.00

Orion Marine Construction, Inc. Barge Carpenter 2014 O-415 40' x 12' O-415 65,000.00 Orion Marine Construction, Inc. Barge Deck 1979 450 GRT 190' KFMS 49 KFMS 49 200,000.00 Orion Marine Construction, Inc. Barge Deck 2011 120' Hyd Spud KFMS 21 KFMS 21 275,000.00 Orion Marine Construction, Inc. Barge Deck 2011 120' KFMS 24 KFMS 24 275,000.00 Orion Marine Contractors, Inc. Barge Deck 1967 523 GRT Orion ID-1504 ID 1504 100,000.00 Orion Marine Construction, Inc. Barge Deck 2003 128' KFMS 103 KFMS 103 200,000.00 Orion Marine Construction, Inc. Barge Deck 1958 185 GRT 100' KFMS 47 KFMS 47 400,000.00 Orion Marine Construction, Inc. Barge Deck 19117 GRT 80' KFMS 41 KFMS 41 200,000.00 Orion Marine Contractors, Inc. Barge Derrick 1971 724 GRT 150' St Helens 532549 St Helens 750,000.00 Orion Construction LP Barge Material 2002 244 TN #11 Sneed Ship #11 150,000.00 Orion Construction LP Barge Material 2002 244 TN #12 Sneed Ship #12 150,000.00 Orion Construction LP Barge Material 2010 #16 #16 271,500.00 Orion Construction LP Barge Material 2010 #17 #17 271,500.00 Orion Construction LP Barge Material 1965 310 GRT SSE 513 SSE 513 200,000.00 Orion Marine Contractors, Inc. Barge Spud 1972 677 GRT Orion 1901 "Miller 205" 828724 Miller 205 1,025,000.00 Orion Construction LP Barge Spud 19487 GRT Anna Anna F 350,000.00

Orion Construction LP Barge Spud 2003 456 GRT Orion Star 101 Start 101 550,000.00 Orion Construction LP Barge Spud 1958 528 GRT Lavaca KFMS 102 KFMS 102 450,000.00 Orion Construction LP Barge Spud 1982 402 GRT Bonnie Lee Bonnie Lee 350,000.00 Orion Construction LP Barge Spud 2001 352 GRT Orion IS-1203 IS 1203 375,000.00 Orion Marine Construction, Inc. Barge Spud 1965 480 GRT KFMS 23 KFMS 23 400,000.00 Orion Construction LP Barge Spud 1980 257 GRT Norma D Norma D 200,000.00 Orion Marine Construction, Inc. Boat Tug 1982 1400HP 141 GRT Sydney Rae 646817 Sydney Rae 600,000.00 Orion Marine Construction, Inc. Boat Tug 2005 750 HP 28 GRT Orion Brave Orion Brave 228,000.00 Orion Marine Construction, Inc. Boat Tug 2015 600HP Clydesdale 2508 2508 200,000.00 Orion Marine Construction, Inc. Dry Dock 19Orion #1 MARAD#1 Orion 1 3,000,000.00 Orion Marine Construction, Inc. Dredge 1972 20" Leonard M Fisher Leonard M Fisher 2,200,000.00 Orion Marine Construction, Inc. Dredge 1966 20" Everett Fisher Everett Fisher 1,500,000.00 Orion Marine Construction, Inc. Dredge 2006 (RBD) 20" Waymon Boyd 261512 Waymon Boyd 4,000,000.00 Orion Marine Contractors, Inc. Barge Hopper 1960 Orion IH 2002 282721 IH 2002 240,000.00 Orion Marine Construction, Inc. Barge Hopper 19_ Orion IH 2503 IH 2503 350,000.00 Orion Marine Construction, Inc. Barge Hopper 19_ Orion IH 2504 IH 2504 350,000.00

*The filing office for each of the above-listed Vessels is the National Vessel Documentation Center in Falling Waters, West Virginia. +Vessel has been disposed.

ANNEX D Amended & Restated Exhibits 2.1, 2.8 and 11.5 to Credit Agreement [Attached]

Exhibit 2.1 [Form of] Funding Notice Date: , 201_ To: Regions Bank, as Administrative Agent Re: Credit Agreement dated as of August 5, 2015 (as amended, restated, supplemented, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Orion Group Holdings, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Regions Bank, as Administrative Agent and Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement. Ladies and Gentlemen: The undersigned hereby requests (select one): A Borrowing of Revolving Loans A Borrowing of Swingline Loans A Borrowing of 364-Day Revolving Loans A Borrowing of Term Loans 1. On , 201 (which is a Business Day). 2. In the amount of $_ . 3. Comprised of (Type of Loan requested). 4. For Adjusted LIBOR Rate Loans: with an Interest Period of months. The undersigned Borrower hereby represents and warrants that: (i) after giving effect to any Borrowing of the requested Term Loans, if any, the Outstanding Amount of each Term Loan shall not exceed the applicable Term Loan Commitment; (ii) after giving effect to the Borrowing of the requested Revolving Loans or Swingline Loans, as and to the extent applicable, (x) the Outstanding Amount of Initial Revolving Obligations shall not exceed the Aggregate Revolving Commitments and (y) the Outstanding Amount of Swingline Loans shall not exceed the Swingline Sublimit; and (iii) after giving effect to the Borrowing of the requested 364-Day Revolving Loans, if any, the Outstanding Amount of the 364-Day Revolving Loans shall not exceed the Aggregate 364-Day Revolving Commitments. 36917703.v3

The undersigned Borrower hereby represents and warrants that each of the conditions set forth in Section 5.2 of the Credit Agreement has been satisfied on and as of the date of such Borrowing. [Signature on Following Page]

ORION GROUP HOLDINGS, INC. By: Name: Title:

Exhibit 2.8 [Form of] Conversion/Continuation Notice Date: , 20 To: Regions Bank, as Administrative Agent Re: Credit Agreement dated as of August 5, 2015 (as amended, restated, supplemented, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Orion Group Holdings, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Regions Bank, as Administrative Agent and Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement. Ladies and Gentlemen: Pursuant to Section 2.8 of the Credit Agreement, the undersigned hereby requests (select one): A conversion or continuation of Revolving Loans A conversion or continuation of 364-Day Revolving Loans A conversion or continuation of Term Loans A conversion or continuation of Swingline Loans 1. On , 20 (which is a Business Day). 2. In the amount of $_ . 3. Comprised of (Type of Loan requested). 4. For Adjusted LIBOR Rate Loans: with an Interest Period of months. The undersigned Borrower hereby certifies that no Default or Event of Default has occurred and is continuing or would result from any continuation or conversion contemplated hereby. [Signature on Following Page] 36917726.v3

ORION GROUP HOLDINGS, INC. By: Name: Title:

Exhibit 11.5 [Form of] Assignment Agreement This Assignment and Assumption (this “Assignment Agreement”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is an Affiliate/ Approved Fund of [identify Lender]] 3. Borrower: 4. Administrative Agent: Regions Bank, as the administrative agent under the Credit Agreement 5. Credit Agreement: Credit Agreement dated as of [ ], 2015 (as amended, restated, supplemented, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Orion Group Holdings, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Regions Bank, as Administrative Agent and Collateral Agent. 6. Assigned Interest: 36917733.v3

[Revolving] [364-Day Revolving] [Term Loan] Commitment Percentage Amount of [Revolving] [364-Day Revolving] [Term Loan] Commitments / Loans Assigned Aggregate [Revolving] [364-Day Revolving] [Term Loan] Commitments / [Revolving] [364-Day Revolving] [Term Loan] Loans for all Lenders Assigned $ $ % $ $ % $ $ % 7. Effective Date: [to be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the Register therefor] The terms set forth in this Assignment Agreement are hereby agreed to: ASSIGNOR: [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE: [NAME OF ASSIGNEE] By: Name: Title:

[Consented to and]1 Accepted: REGIONS BANK, as Administrative Agent By: Name: Title: [Consented to:]2 ORION GROUP HOLDINGS, INC., as Borrower By: Name: Title: [Consented to:] 3 [ ], as Issuing Bank By: Name: Title: [Consented to:] 4 [ ], as Swingline Lender By: Name: Title: 1 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 2 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement. 3 To be added only if the consent of the Issuing Bank is required by the terms of the Credit Agreement. 4 To be added only if the consent of the Swingline Lender is required by the terms of the Credit Agreement.

Annex 1 to Assignment Agreement STANDARD TERMS AND CONDITIONS 1. Representations and Warranties. 1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

ANNEX E Exhibit 2.5-4 to Credit Agreement [Attached]

Exhibit 2.5-4 [Form of] 364-Day Revolving Loan Note FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each 364-Day Revolving Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement dated as of August 5, 2015 (as amended, restated, supplemented, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Regions Bank, as Administrative Agent and Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each 364-Day Revolving Loan from the Credit Date of such 364-Day Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Principal Office of the Administrative Agent. If any amount is not paid in full when due, subject to Section 2.9 of the Credit Agreement, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the Default Rate. This 364-Day Revolving Loan Note is one of the 364-Day Revolving Loan Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this 364-Day Revolving Loan Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. 364-Day Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this 364-Day Revolving Loan Note and endorse thereon the date, amount and maturity of its 364-Day Revolving Loans and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this 364-Day Revolving Loan Note. THIS 364-DAY REVOLVING LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [Signatures on Following Page(s)] 36917738.v2

IN WITNESS WHEREOF, the Borrower has caused this 364-Day Revolving Loan Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above. ORION GROUP HOLDINGS, INC. By: Name: Title:

ANNEX F NEW GUARANTORS Taxpayer Identification Number; Organizational Number Changes in Legal Name or State of Formation; Mergers, Consolidations and other Changes in Structure • None Equity Interests Interests Issuer Owner Type of Security Number of Shares Certificate Number % Ownership Orion Marine Construction Bahamas, LLC Orion Marine Construction, Inc. Membership N/A N/A 100.0% New Guarantor Jurisdiction of Organization Taxpayer Identification Number Organizational Number Orion Marine Construction Bahamas, LLC Commonwealth of the Bahamas 109665818 204203 B